AMENDED AND RESTATED BYLAWS
OF
RMR REAL ESTATE INCOME FUND
(Dated as of February 6, 2012)

ARTICLE I

AGREEMENT AND DECLARATION OF
TRUST
      1.1	Agreement and Declaration of Trust.
These Bylaws shall be subject to the Agreement and Declaration of Trust, as amended or restated from time to time (the "Declaration of Trust"), of RMR
REAL ESTATE INCOME FUND, the Delaware
statutory trust established by the Declaration of Trust (the "Trust"). Capitalized terms used in these Bylaws and not otherwise defined herein shall have the meanings given to such terms in the Declaration of Trust.
ARTICLE II

TRUSTEES
      2.1	General Powers; Qualifications;
Trustees Holding Over.  The business and affairs of
the Trust shall be managed under the direction of its
Board of Trustees.  A Trustee shall be an individual
at least 21 years of age who is not under legal
disability.  To qualify for nomination or election as
a Trustee, an individual, at the time of nomination
and election, shall, without limitation, (a) have
substantial expertise or experience relevant to the
business of the Trust and its subsidiaries (as defined
in Section 8.12(f)(iii)), (b) not have been convicted
of a felony and (c) meet the qualifications of an
Independent Trustee or a Managing Trustee, each as
defined in Section 2.2, as the case may be,
depending upon the position for which such
individual may be nominated and elected.  In case
of failure to elect Trustees at an annual meeting of
Shareholders, the incumbent Trustees shall hold
over and continue to direct the management of the
business and affairs of the Trust until they may
resign or until their successors are elected and
qualify.
      2.2	Independent Trustees and Managing
Trustees.  A majority of the Trustees holding office
shall at all times be Independent Trustees; provided,
however, that upon a failure to comply with this
requirement as a result of the creation of a
temporary vacancy, whether as a result of
enlargement of the Board of Trustees or the
resignation, removal or death of a Trustee who is an
Independent Trustee, such requirement shall not be
applicable.  An "Independent Trustee" is one who is
not an employee of the investment adviser of the
Trust, who is not involved in the Trust's day-to-day
activities, who is not an "interested person" of the
Trust (as defined in the 1940 Act), except for the
fact of his or her being a Trustee, and who meets the
qualifications of an independent director under the
applicable rules of each stock exchange upon which
shares of the Trust are listed for trading and the
Securities and Exchange Commission (the "SEC"),
as those requirements may be amended from time to
time.  If the number of Trustees, at any time, is set
at less than five, at least one Trustee shall be a
Managing Trustee.  So long as the number of
Trustees shall be five or greater, at least two
Trustees shall be Managing Trustees.  "Managing
Trustees" shall mean Trustees who are not
Independent Trustees and who have been
employees, officers or directors of the investment
adviser of the Trust or involved in the day-to-day
activities of the Trust during the one year prior to
their election.  If at any time the Board of Trustees
shall not be comprised of a majority of Independent
Trustees or shall not have the requisite number of
Managing Trustees, the Board of Trustees shall take
such actions as will cure the applicable condition;
provided that the fact that the Board of Trustees
does not have a majority of Independent Trustees or
requisite number of Managing Trustees, as the case
may be, or has not taken such action at any time or
from time to time shall not affect the validity of any
action taken by the Board of Trustees.
      2.3	Number of Trustees.  The number of
Trustees shall be initially set at five.  Each of the
Trustees shall be designated as a Class I, Class II or
Class III Trustee as required by the Declaration of
Trust.  The number of Trustees constituting the
entire Board of Trustees may be increased or
decreased from time to time only by a vote of the
Board of Trustees; provided, however, that the
tenure of office of a Trustee shall not be affected by
any decrease in the number of Trustees; provided,
further, that the number of Trustees shall not be less
than three.
      2.4	Regular Meetings.  Regular meetings
of the Board of Trustees may be held without call or
notice at such places and at such times as the
Trustees may from time to time determine; provided
that notice of the first regular meeting following any
such determination shall be given to absent
Trustees.
      2.5	Special Meetings.  Special meetings
of the Board of Trustees may be called at any time
by any Managing Trustee, the President or pursuant
to the request of any two Trustees then in office.
The person or persons authorized to call special
meetings of the Board of Trustees may fix any
place, either within or without the State of
Delaware, as the place for holding any special
meeting of the Board of Trustees called by them.
      2.6	Notice.  Notice of any special
meeting shall be given by written notice delivered
personally or by electronic mail, telephoned,
facsimile transmitted, overnight couriered (with
proof of delivery) or mailed to each Trustee at his or
her business or residence address.  Personally
delivered, telephoned, facsimile transmitted or
electronically mailed notices shall be given at least
24 hours prior to the meeting.  Notice by mail shall
be deposited in the U.S. mail at least 72 hours prior
to the meeting.  If mailed, such notice shall be
deemed to be given when deposited in the U.S. mail
properly addressed, with postage thereon prepaid.
Electronic mail notice shall be deemed to be given
upon transmission of the message to the electronic
mail address given to the Trust by the Trustee.
Telephone notice shall be deemed given when the
Trustee is personally given such notice in a
telephone call to which he is a party.  Facsimile
transmission notice shall be deemed given upon
completion of the transmission of the message to
the number given to the Trust by the Trustee and
receipt of a completed answer back indicating
receipt.  If sent by overnight courier, such notice
shall be deemed given when delivered to the
courier.  Neither the business to be transacted at,
nor the purpose of, any annual, regular or special
meeting of the Trustees need be stated in the notice,
unless specifically required by statute or these
Bylaws.
      2.7	Quorum.  A majority of the Trustees
shall constitute a quorum for transaction of business
at any meeting of the Board of Trustees; provided
that, if less than a majority of such Trustees are
present at a meeting, a majority of the Trustees
present may adjourn the meeting from time to time
without further notice.  The Trustees present at a
meeting of the Board of Trustees which has been
duly called and convened and at which a quorum
was established may continue to transact business
until adjournment, notwithstanding the withdrawal
of a number of Trustees resulting in less than a
quorum then being present at the meeting.  Whether
or not a Trustee votes on a matter at a meeting
which he or she attends, he or she will nonetheless
be considered present for purposes of establishing a
quorum to consider the matter.
      2.8	Voting.  The action of the majority
of the Trustees present at a meeting at which a
quorum is or was present shall be the action of the
Board of Trustees, unless the concurrence of a
greater proportion is required for such action by
specific provision of an applicable statute, the
Declaration of Trust or these Bylaws.  If enough
Trustees have withdrawn from a meeting to leave
fewer than are required to establish a quorum, but
the meeting is not adjourned, the action of the
majority of that number of Trustees necessary to
constitute a quorum at such meeting shall be the
action of the Board of Trustees, unless the
concurrence of a greater proportion is required for
such action by applicable law, the Declaration of
Trust or these Bylaws.
      2.9	Telephonic Meetings.  Except as
required by the 1940 Act or other applicable law,
attendance at Board of Trustees meetings may be in
person or by a teleconference or other
communications medium by means of which all
persons participating in the meeting can hear and
speak with each other.
      2.10	Action by Written Consent.  Unless
specifically otherwise provided in the Declaration
of Trust, any action required or permitted to be
taken at any meeting of the Board of Trustees may
be taken without a meeting, if a majority of the
Trustees shall individually or collectively consent in
writing to such action.  Such written consent or
consents shall be filed with the records of the Trust
and shall have the same force and effect as the
affirmative vote of such Trustees at a duly held
meeting of the Board of Trustees at which a quorum
was present.
      2.11	Waiver of Notice.  The actions taken
at any meeting of the Trustees, however called and
noticed or wherever held, shall be as valid as though
taken at a meeting duly held after regular call and
notice if a quorum is present and if, either before or
after the meeting, each of the Trustees not present
waives notice, consents to the holding of such
meeting or approves the minutes thereof.
      2.12	Vacancies.  If for any reason any or
all the Trustees cease to be Trustees, such event
shall not terminate the Trust or affect these Bylaws
or the powers of the remaining Trustees hereunder
(even if fewer than three Trustees remain).  Subject
to the requirements of the 1940 Act or other
applicable law, any vacancies in the Board of
Trustees, including vacancies resulting from
increases in the number of Trustees or otherwise,
shall be filled by a majority of the Trustees then in
office, whether or not sufficient to constitute a
quorum, or by a sole remaining Trustee; provided,
however, that if the Shareholders of any class or
series of Shares are entitled separately to elect one
or more Trustees, a majority of the remaining
Trustees elected by that class or series or the sole
remaining Trustee elected by that class or series
may fill any vacancy among the number of Trustees
elected by that class or series.  A Trustee elected by
the Trustees to fill any vacancy occurring in the
Board of Trustees, whether occurring due to an
increase in size of the Board of Trustees or by the
death, resignation or removal of any Trustee, shall
serve until the next annual meeting of Shareholders
at which such Trustee's Class shall be elected and
qualifies; subject, however, to prior death,
resignation, retirement, disqualification or removal
from office.  Any Trustee elected by Shareholders
at an annual meeting to fill any vacancy occurring
in the Board of Trustees, whether occurring due to
an increase in size of the Board of Trustees or by
the death, resignation or removal of any Trustee,
that has arisen since the preceding annual meeting
of Shareholders (which vacancy has not been filled
by election of a new Trustee by the Trustees) shall
hold office for a term which coincides with the
remaining term of the Class of Trustee to which
such office was previously assigned.  Any person
elected or appointed as a Trustee shall meet the
criteria for office set forth from time to time in these
Bylaws.
      2.13	Compensation.  The Trustees shall
be entitled to receive such reasonable compensation
for their services as Trustees as the Trustees may
determine from time to time.  Trustees may be
reimbursed for expenses of attendance, if any, at
each annual, regular or special meeting of the Board
of Trustees or of any committee thereof; and for
their expenses, if any, in connection with each
property visit and any other service or activity
performed or engaged in as Trustees.  The Trustees
shall be entitled to receive remuneration for services
rendered to the Trust in any other capacity, and such
services may include, without limitation, services as
an officer of the Trust, services as an employee of
RMR Advisors, legal, accounting or other
professional services, or services as a broker,
transfer agent or underwriter, whether performed by
a Trustee or any person affiliated with a Trustee.
      2.14	Reliance.  Each Trustee, officer,
employee and agent of the Trust shall, in the
performance of his or her duties with respect to the
Trust, be entitled to rely on any information,
opinion, report or statement, including any financial
statement or other financial data, prepared or
presented by an officer or employee of the Trust or
by RMR Advisors, accountants, appraisers or other
experts or consultants selected by the Board of
Trustees or officers of the Trust, regardless of
whether such counsel or expert may also be a
Trustee.
      2.15	Qualifying Shares Not Required.
Trustees need not be Shareholders.
      2.16	Emergency Provisions.
Notwithstanding any other provision in the Declaration of Trust or these Bylaws, this Section
2.16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Trustees under Article II cannot readily be obtained
(an "Emergency"). During any Emergency, unless otherwise provided by the Board of Trustees, (a) a meeting of the Board of Trustees may be called by any Managing Trustee or officer of the Trust by any means feasible under the circumstances and (b) notice of any meeting of the Board of Trustees during such an Emergency may be given less than 24 hours prior to the meeting to as many Trustees and by such means as it may be feasible at the time, including publication, television or radio.
ARTICLE III

OFFICERS
      3.1	Enumeration; Qualification.  The
officers of the Trust shall be a President, a
Treasurer, a Secretary, and such other officers, if
any, as the Trustees from time to time may in their
discretion elect.  The Trust may also have such
agents as the Trustees from time to time may in
their discretion appoint.  Any two or more offices
may be held by the same person.
      3.2	Election.  The President, the
Treasurer, and the Secretary shall be elected
annually by the Trustees.  Other officers, if any,
may be elected or appointed by the Trustees at any
time.  Vacancies in any office may be filled by the
Board of Trustees at any time.
      3.3	Tenure.  Officers of the Trust shall
hold office until their respective successors are
chosen and qualified, or in each case until he or she
sooner dies, resigns, is removed with or without
cause or becomes disqualified.  Each agent of the
Trust shall retain authority at the pleasure of the
Trustees.
      3.4	Powers.  Subject to the other
provisions of these Bylaws, each officer of the Trust
shall have, in addition to the duties and powers
herein and in the Declaration of Trust set forth, such
duties and powers as the Board of Trustees may
from time to time designate.
      3.5	Chairman; President; Vice President.
Unless the Trustees otherwise provide, the
Chairman of the Trustees or, if there is none or in
the absence of the Chairman, the President shall
preside at all meetings of the Shareholders and of
the Trustees.  Alternatively, the Trustees may
designate one Trustee or another officer of the Trust
to preside at such meetings.  Any Vice President
shall have such duties and powers as may be
designated from time to time by the Trustees or the
President.
      3.6	Treasurer; Assistant Treasurer.  The
Treasurer shall be the chief financial and chief
accounting officer of the Trust, and shall, subject to
any arrangement made by the Trustees with a
custodian, investment adviser, sub-adviser,
manager, or transfer, shareholder servicing or
similar agent, be in charge of the valuable papers,
books of account and accounting records of the
Trust, and shall have such other duties and powers
as may be designated from time to time by the
Trustees or by the President.  Any Assistant
Treasurer shall have such duties and powers as may
be designated from time to time by the Trustees, the
President or the Treasurer.
      3.7	Secretary; Assistant Secretary.  The
Secretary (or his or her designee) shall record all
proceedings of the Shareholders and the Trustees in
books to be kept therefor, which books or a copy
thereof shall be kept at the principal office of the
Trust.  In the absence of the Secretary from any
meeting of Shareholders or Trustees, an Assistant
Secretary, or if there be none or if he or she is
absent, a temporary secretary chosen at such
meeting shall record the proceedings thereof in the
aforesaid books.  Any Assistant Secretary shall have
such duties and powers as may be designated from
time to time by the Trustees, the President or the
Secretary.
      3.8	Removal and Resignations.  Any
officer or agent of the Trust may be removed by the Trustees at any time. Any officer of the Trust may resign at any time by giving written notice of his or her resignation to the Trustees, the Chairman of the Trustees, the President or the Secretary. Any resignation shall take effect at any time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
ARTICLE IV

COMMITTEES
      4.1	Appointment.  The powers, duties
and responsibilities of the Trustees maybe delegated
to one or more Committees.  Trustees, officers or
agents of the Trust may serve on Committees, but
all Committees shall have at least one Trustee who
will serve as Chairman of the Committee.
Committees shall have the powers, duties and
responsibilities as may be assigned to them by the
Trustees.  The Trustees may delegate any of the
powers of the Trustees to Committees appointed
under this Section 4.1 and composed solely of
Trustees, except as prohibited by law.
      4.2	Meetings; Notice.  Notice of
Committee meetings shall be given in the same
manner as notice for special meetings of the Board
of Trustees.  One-third, but not less than one, of the
members of any Committee shall be present in
person at any meeting of a Committee in order to
constitute a quorum for the transaction of business
at a meeting, and the act of a majority present at a
meeting at the time of a vote if a quorum is then
present shall be the act of a Committee.  The
Chairman of the Committee shall fix the time and
place of a Committee's meetings unless the Board
of Trustees shall otherwise provide.
      4.3	Telephonic Meetings.  Except as
required by the 1940 Act or other applicable law,
attendance at Committee meetings may be in person
or by a teleconference or other communications
medium by means of which all persons participating
in the meeting can hear and speak with each other.
      4.4	Action by Written Consent of
Committees.  Any action required or permitted to be
taken at any meeting of a Committee may be taken
without a meeting, if a consent in writing to such
action is signed by a majority of the Committee and
such written consent is filed with the minutes of
proceedings of such Committee.
      4.5	Vacancies.  Subject to the provisions
hereof, the Board of Trustees shall have the power at any time to change the membership of any Committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such Committee.
ARTICLE V

FISCAL YEAR
      5.1	General.  Except as from time to
time otherwise provided by the Trustees, the fiscal year of the Trust shall be a calendar year.
ARTICLE VI

SEAL
      6.1	General.  The Board of Trustees may
authorize the adoption of a seal by the Trust.  The
Trustees may authorize one or more duplicate seals.
Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.
ARTICLE VII

EXECUTION OF PAPERS
      7.1	General.  Except as the Trustees may
generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be executed by the President, any Vice President, the Treasurer or by whomever else shall be designated for that purpose by vote of the Trustees, and need not bear the seal of the Trust.
ARTICLE VIII

SHAREHOLDERS' VOTING POWERS AND
MEETINGS
      8.1	Regular and Special Meetings.
Except as provided in the next sentence, regular
meetings of the Shareholders for the election of
Trustees and the transaction of such other business
as may properly come before the meeting shall be
held, so long as Shares are listed for trading on the
NYSE Amex LLC, on at least an annual basis, on
such day and at such place as shall be designated by
the Trustees.  Such regular meetings of the
Shareholders shall only be called by the Board of
Trustees.  In the event that such a meeting is not
held in any annual period, whether the omission be
by oversight or otherwise, a subsequent special
meeting may be called by the Trustees and held in
lieu of such meeting with the same effect as if held
within such annual period.  Except as required by
the 1940 Act or other applicable law, special
meetings of Shareholders or any or all classes or
series of Shares may only be called by a majority of
the Trustees from time to time for such other
purposes as may be prescribed by law, by the
Declaration of Trust or by these Bylaws, or for the
purpose of taking action upon any other matter
deemed by the Trustees to be necessary or
desirable.  A special meeting of Shareholders may
be held at any such time, day and place as is
designated by the Board of Trustees.
      8.2	Notice of Regular or Special
Meetings.  Written notice specifying the place, day
and hour of any regular or special meeting, the
purpose of the meeting, to the extent required by
law to be provided, and all other matters required by
law shall be given to each Shareholder of record
entitled to vote, either personally or by sending a
copy thereof by mail, postage prepaid, to his or her
address appearing on the books of the Trust or
theretofore given by him or her to the Trust for the
purpose of notice or, if no address appears or has
been given, addressed to the place where the
principal office of the Trust is situated, or by
electronic transmission, including facsimile
transmission, to any address or number of such
Shareholder at which the Shareholder receives
electronic transmissions.  If mailed, such notice
shall be deemed to be given once deposited in the
U.S. mail addressed to the Shareholder at his or her
post office address as it appears on the records of
the Trust, with postage thereon prepaid.  It shall be
the duty of the Secretary to give notice of each
meeting of Shareholders.  Whenever notice of a
meeting is required to be given to a Shareholder
under the Declaration of Trust or these Bylaws, a
written waiver thereof, executed before or after the
meeting by such Shareholder or his or her attorney
thereunto authorized and filed with the records of
the meeting, shall be deemed equivalent to such
notice.  Notice of a meeting need not be given to
any Shareholder who attends the meeting.
      8.3	Notice of Adjourned Meetings.  It
shall not be necessary to give notice of the time and
place of any adjourned meeting or of the business to
be transacted thereat other than by announcement at
the meeting at which such adjournment is taken.
      8.4	Scope of Meetings.  Except as
otherwise expressly set forth elsewhere in these
Bylaws, no business shall be transacted at meetings
of Shareholders except as specifically designated in
the notice or otherwise properly brought before the
Shareholders by or at the direction of the Board of
Trustees.
      8.5	Organization of Shareholder
Meetings.  Every meeting of Shareholders shall be
conducted by a Trustee, the President or any other
officer of the Trust, as designated by the Board of
Trustees, who shall preside at and act as chairperson
of a meeting of Shareholders.  The Secretary, an
Assistant Secretary or a person appointed by the
Trustees or, in the absence of such appointment, a
person appointed by the person presiding as
chairperson at the meeting shall act as Secretary of
the meeting and record the minutes of the meeting.
If the Secretary presides as chairperson at a meeting
of Shareholders, then the Secretary shall not also act
as secretary of the meeting and record the minutes
of the meeting.  The order of business and all other
matters of procedure at any meeting of Shareholders
shall be determined by the chairperson of the
meeting.  The chairperson of the meeting may
prescribe such rules, regulations and procedures and
take such action as, in the discretion of such
chairperson, are appropriate for the proper conduct
of the meeting, including, without limitation: (a)
restricting admission to the time set for the
commencement of the meeting; (b) limiting
attendance at the meeting to Shareholders of record
of the Trust, their duly authorized proxies or other
such persons as the chairperson of the meeting may
determine; (c) limiting participation at the meeting
on any matter to Shareholders of record of the Trust
entitled to vote on such matter, their duly authorized
proxies or other such persons as the chairperson of
the meeting may determine; (d) limiting the time
allotted to questions or comments by participants;
(e) maintaining order and security at the meeting;
(f) removing any Shareholder or other person who
refuses to comply with meeting procedures, rules or
guidelines as set forth by the chairperson of the
meeting; (g) concluding a meeting or recessing or
adjourning the meeting to a later date and time and
at a place announced at the meeting; and (h)
complying with any state and local laws and
regulations concerning safety and security.  Without
limiting the generality of the powers of the
chairperson of the meeting pursuant to the
foregoing provisions, the chairperson, subject to
review by the Independent Trustees, may adjourn
any meeting of Shareholders for any reason deemed
necessary by the chairperson, including, without
limitation, if (i) no quorum is present for the
transaction of the business, (ii) the Board of
Trustees or the chairperson of the meeting
determines that adjournment is necessary or
appropriate to enable the Shareholders to consider
fully information that the Board of Trustees or the
chairperson of the meeting determines has not been
made sufficiently or timely available to
Shareholders or (iii) the Board of Trustees or the
chairperson of the meeting determines that
adjournment is otherwise in the best interests of the
Trust.  Unless otherwise determined by the
chairperson of the meeting, meetings of
Shareholders shall not be required to be held in
accordance with the general rules of parliamentary
procedure or any otherwise established rules of
order.
      8.6	Quorum.  At any meeting of
Shareholders, the presence in person or by proxy of
Shareholders entitled to cast a majority of all the
votes entitled to be cast on a particular matter shall
constitute a quorum for voting on a particular matter
or the transaction of business; but this section shall
not affect any requirement under any statute or the
Declaration of Trust for the vote necessary for the
adoption of any measure.  If, however, such quorum
shall not be present at any meeting of Shareholders,
the chairperson of the meeting shall have the power
to adjourn the meeting from time to time without
the Trust having to set a new record date or provide
any additional notice of such meeting, subject to
any obligation of the Trust to give notice pursuant
to Section 8.3.  At such adjourned meeting at which
a quorum shall be present, any business may be
transacted which might have been transacted at the
meeting as originally notified.  The Shareholders
present, either in person or by proxy, at a meeting of
Shareholders which has been duly called and
convened and at which a quorum was established
may continue to transact business until
adjournment, notwithstanding the withdrawal of
enough votes to leave less than a quorum then being
present at the meeting.
      8.7	Voting Power.
      (a)   Each whole Share shall be
entitled to one vote as to any matter on
which it is entitled to vote and each
fractional Share shall be entitled to a
proportionate fractional vote, except as
otherwise provided in the notice of the
meeting forwarded to the Shareholders by
the Trustees, the Declaration of Trust, these
Bylaws, or required by the 1940 Act or any
other applicable law.  Except as otherwise
provided in the notice of the meeting
forwarded to the Shareholders by the
Trustees, the Declaration of Trust, these
Bylaws or required by the 1940 Act or any
other applicable law, all Shares of the Trust
then entitled to vote shall be voted in the
aggregate as a single class without regard to
classes or series of Shares.  There shall be
no cumulative voting in the election of
Trustees.
      (b)   With regard to election of a
Trustee, and except as may be mandated by
the 1940 Act or any other applicable law or
the listing requirements of the principal
exchange on which the Common Shares are
listed, subject to the voting rights of any
class or series of Shares as set forth in these
Bylaws: (i) a majority of all the votes cast at
a meeting of Shareholders duly called and at
which a quorum is present shall be sufficient
to elect a Trustee in an uncontested election;
and (ii) a majority of all the Shares entitled
to vote at a meeting of Shareholders duly
called and at which a quorum is present shall
be sufficient to elect a Trustee in a contested
election (which, for purposes of these
Bylaws, is an election at which the number
of nominees exceeds the number of Trustees
to be elected at the meeting).  Each Share
may be voted for as many individuals as
there are Trustees to be elected and for
whose election the Share is entitled to be
voted.
      (c)   With regard to any other matter
which may properly come before a meeting
of Shareholders duly called and at which a
quorum is present, and except where a
different voting standard is required by the
1940 Act or any other applicable law, by the
listing requirements of the principal
exchange on which the Common Shares are
listed or by a specific provision of the
Declaration of Trust, (i) if such matter is
approved by at least 60% of the Trustees
then in office, including 60% of the
Independent Trustees then in office, a
majority of all the votes cast at the meeting
shall be required to approve such matter;
and (ii) if such matter is not approved by at
least 60% of the Trustees then in office,
including 60% of the Independent Trustees
then in office, 75% of all the Shares entitled
to vote at the meeting shall be required to
approve such matter.
      8.8	Proxies.  A Shareholder may cast the
votes entitled to be cast by him or her either in
person or by proxy executed by the Shareholder or
by his or her duly authorized agent in any manner
permitted by law.  Such proxy shall be filed with
such officer of the Trust or third party agent as the
Board of Trustees shall have designated for such
purpose for verification at or prior to such meeting.
Any proxy relating to the Shares shall be valid until
the expiration date therein or, if no expiration is so
indicated, for such period as is permitted pursuant
to Delaware law.  At a meeting of Shareholders, all
questions concerning the qualification of voters, the
validity of proxies, and the acceptance or rejection
of votes, shall be decided by or on behalf of the
chairperson of the meeting, subject to Section 8.11.
      8.9	Record Dates.  The Board of
Trustees may fix the date for determination of
Shareholders entitled to notice of and to vote at a
meeting of Shareholders.  If no date is fixed for the
determination of the Shareholders entitled to vote at
any meeting of Shareholders, only persons in whose
names Shares entitled to vote are recorded on the
share records of the Trust at the opening of business
on the day of any meeting of Shareholders shall be
entitled to vote at such meeting.
      8.10	Voting of Shares by Certain Holders.
Shares registered in the name of a corporation,
partnership, trust or other entity, if entitled to be
voted, may be voted by the president or a vice
president, a general partner or trustee thereof, as the
case may be, or a proxy appointed by any of the
foregoing individuals, unless some other person
who has been appointed to vote such Shares
pursuant to a bylaw or a resolution of the governing
body of such corporation or other entity or pursuant
to an agreement of the partners of the partnership
presents a certified copy of such bylaw, resolution
or agreement, in which case such person may vote
such Shares.  Any trustee or other fiduciary may
vote Shares registered in his or her name as such
fiduciary, either in person or by proxy.
      8.11	Inspectors.
      (a)   Before or at any meeting of
Shareholders, the chairperson of the meeting
may appoint one or more persons as
inspectors for such meeting.  Such
inspectors shall (i) ascertain and report the
number of Shares represented at the
meeting, in person or by proxy, and the
validity and effect of proxies, (ii) receive
and tabulate all votes, ballots or consents,
(iii) report such tabulation to the chairperson
of the meeting and (iv) perform such other
acts as are proper to conduct the election or
voting at the meeting.
      (b)   Each report of an inspector shall
be in writing and signed by him or her or by
a majority of them if there is more than one
inspector acting at such meeting.  If there is
more than one inspector, the report of a
majority shall be the report of the inspectors.
The report of the inspector or inspectors on
the number of Shares represented at the
meeting and the results of the voting shall be
prima facie evidence thereof.
      8.12	Advance Notice of Nominees for
Trustee and Other Proposals.
      (a)   Nominations and Other
Proposals to be Considered at Meetings of Shareholders. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders at meetings of Shareholders may be properly brought before the meeting only as set forth in this
Section 8.12.  All judgments and
determinations made by the Board of
Trustees or the chairperson of the meeting, as applicable, under this Section 8.12
(including, without limitation, judgments as to whether any matter or thing is satisfactory to the Board of Trustees and determinations as to the propriety of a proposed nomination or a proposal of other business for consideration by Shareholders) shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.
      (b)   Annual Meetings of
Shareholders.
        (i)   A Shareholder may
recommend to the Nominating
Committee of the Board of Trustees an
individual as a nominee for election to
the Board of Trustees.  Such
recommendation shall be made by
written notice to the Chair of such
committee and the Secretary, which
notice should contain or be accompanied
by the information and documents with
respect to such recommended nominee
and Shareholder that such Shareholder
believes to be relevant or helpful to the Nominating Committee's deliberations.
In considering such recommendation,
the Nominating Committee may request
additional information concerning the
recommended nominee or the
Shareholder making the
recommendation.  The Nominating
Committee of the Board of Trustees will
consider any such recommendation in its
discretion.  A Shareholder seeking to
make a nomination of an individual for
election to the Board of Trustees must
make such nomination in accordance
with Section 8.12(b)(ii) or Section
8.12(b)(iii), as applicable.
        (ii)   Nominations of
individuals for election to the Board of Trustees by the holders of Preferred
Shares, voting as a separate class
pursuant to Section E(a) or E(b) of Part I of Article X, at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Trustees or (B) by any holder of Preferred Shares who (1) has continuously held at least $2,000 in market value, or 1%, of the Preferred
Shares entitled to vote at the meeting on such election for at least one year from the date such holder of Preferred Shares gives the notice provided for in this
Section 8.12(b)(ii) (such one year period of continuous holding to include having continuously held at least $2,000 in market value, or 1%, of the preferred shares of Old RMR Real Estate Income
Fund then outstanding for such period of time immediately prior to and including
January 20, 2012 as may be necessary to
achieve such one year period if such
notice is given prior to January 20,
2013), and continuously holds such
Preferred Shares through and including
the time of the annual meeting
(including any adjournment or
postponement thereof), (2) is a holder of record of such Preferred Shares at the time of giving the notice provided for in this Section 8.12(b)(ii) through and including the time of the annual meeting
(including any adjournment or
postponement thereof), (3) is entitled to make nominations and to vote at the meeting on such election and (4) complies with the notice procedures set forth in this Section 8.12 as to such nomination. Section 8.12(b)(ii)(B) shall be the exclusive means for a holder of Preferred Shares to make nominations of individuals for election to the Board of Trustees by the holders of Preferred
Shares voting as a separate class
pursuant to Section E(a) or E(b) of Part I of Article X. For purposes of determining compliance with the requirement in subclause (1) of Section
8.12(b)(ii)(B), the market value of
Preferred Shares held by the applicable
Shareholder shall be determined by
multiplying the number of Preferred
Shares such Shareholder continuously
held for that one-year period by the
Liquidation Preference (as that term is
defined in Article X) of such Preferred
Shares.
        (iii)   Nominations of
individuals for election to the Board of Trustees by the holders of Common
Shares and Preferred Shares, voting
together as a single class, at an annual meeting of Shareholders may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting by or at the direction of the Board of Trustees or (B) by any one or more
Shareholders of the Trust who (1) (x) at the date of the giving of the notice provided for in this Section 8.12(b)(iii), individually or in the aggregate, hold at least 3% of the Shares entitled to vote at the meeting on such election and have held such Shares continuously for at least three years, and (y) continuously hold such Shares through and including the time of the annual meeting
(including any adjournment or
postponement thereof), (2) are each a
Shareholder of record of the Trust at the time of giving the notice provided for in this Section 8.12(b)(iii) through and including the time of the annual meeting
(including any adjournment or
postponement thereof), (3) are each
entitled to make nominations and to vote at the meeting on such election and (4) comply with the notice procedures set forth in this Section 8.12(b) as to such nomination. Section 8.12(b)(iii)(B) shall be the exclusive means for any Shareholder to make nominations of individuals for election to the Board of Trustees by the holders of Common
Shares and Preferred Shares, voting
together as a single class.
        (iv)   The proposal of business
to be considered by Shareholders at an
annual meeting of Shareholders, other
than the nomination of individuals for
election to the Board of Trustees, may be properly brought before the meeting (A) pursuant to the Trust's notice of meeting by or at the direction of the Board of Trustees or (B) by any Shareholder of the Trust who (1) has continuously held at least $2,000 in market value, or 1%, of the Shares entitled to vote at the meeting on the proposal for business for at least one year from the date such Shareholder gives the notice provided for in this Section 8.12(b)(iv), and continuously holds such Shares through and including the time of the annual meeting (including any adjournment or postponement thereof), (2) is a
Shareholder of record at the time of
giving the notice provided for in this
Section 8.12(b)(iv) through and
including the time of the annual meeting
(including any adjournment or
postponement thereof), (3) is entitled to propose such business and to vote at the meeting on the proposal for such business and (4) complies with the notice procedures set forth in this
Section 8.12(b) as to such business.
Section 8.12(b)(iv)(B) shall be the
exclusive means for a Shareholder to
propose business before an annual
meeting of Shareholders, except (x) to
the extent of matters which are required to be presented to Shareholders by applicable law which have been properly presented in accordance with the requirements of such law and (y) nominations of individuals for election to the Board of Trustees shall be made in accordance with Section 8.12(b)(ii)(B) or Section 8.12(b)(iii)(B), as applicable.
For purposes of determining compliance
with the requirement in subclause (1) of
Section 8.12(b)(iv)(B), (A) the market
value of Common Shares held by the
applicable Shareholder shall be
determined by multiplying the number
of Common Shares such Shareholder
continuously held for that one-year
period by the highest selling price of the Common Shares as reported on the principal exchange on which the Trust's
Common Shares are listed during the 60
calendar days before the date such notice was submitted and (B) the market value of Preferred Shares held by the applicable Shareholder shall be determined by multiplying the number of Preferred Shares such Shareholder continuously held for that one-year period by the Liquidation Preference (as that term is defined in Article X) of such Preferred Shares.
        (v)   For nominations for
election to the Board of Trustees or other business to be properly brought before an annual meeting by one or more
Shareholders pursuant to Section
8.12(b), such Shareholder(s) shall have
given timely notice thereof in writing to the Secretary in accordance with this
Section 8.12 and such other business
shall otherwise be a proper matter for
action by Shareholders.  To be timely,
the notice of such Shareholder(s) shall
set forth all information required under this Section 8.12 and shall be delivered to the Secretary at the principal executive offices of the Trust not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date of the preceding year's annual meeting, notice by such Shareholder(s) to be timely shall be so delivered not later than 5:00 p.m.
(Eastern Time) on the 10th day
following the earlier of the day on which
(A) notice of the date of the annual
meeting is mailed or otherwise made
available or (B) public announcement of
the date of the annual meeting is first
made by the Trust.  Neither the
postponement or adjournment of an
annual meeting, nor the public
announcement of such postponement or
adjournment, shall commence a new
time period for the giving of a notice of one or more Shareholder(s) as described above. No Shareholder may give a notice to the Secretary described in this
Section 8.12(b)(v) unless such
Shareholder holds a certificate for all
Shares owned by such Shareholder
during all times described in Section
8.12(b)(ii)(B) or Section 8.12(b)(iii)(B),
as applicable, in the case of a nomination of one or more individuals for election the Board of Trustees, or Section
8.12(iv)(B), in the case of the proposal of other business, and a copy of each such certificate held by such Shareholder at the time of giving such notice shall accompany such Shareholder's notice to the Secretary in order for such notice to be effective; provided, that, if at the time of giving such notice Preferred Shares may only be held in book-entry form, then such Shareholder shall in lieu of delivering certificates for all such
Preferred Shares deliver at the time of
giving such notice evidence satisfactory to the Board of Trustees that such Shareholder is the Beneficial Owner (as that term is defined in Article X) for all Preferred Shares held by such
Shareholder during all times described in
Section 8.12(b)(ii)(B) or Section
8.12(b)(iii)(B), as applicable, in the case of a nomination of one or more individuals for election the Board of Trustees, or Section 8.12(iv)(B), in the case of the proposal of other business
(including, for the avoidance of doubt,
during all times when such Shareholder
held preferred shares of Old RMR Real
Estate Income Fund that such
Shareholder is permitted to "tack" to
such Shareholder's period of ownership
of Preferred Shares under Section
8.12(b)(ii)(B)(1)).
		A notice of one or more
Shareholders pursuant to this Section 8.12(b) shall set forth:

A.   	separately as to each
individual whom such
Shareholder(s)
propose to nominate
for election or
reelection as a Trustee
(a "Proposed
Nominee") and any
Proposed Nominee
Associated Person (as
defined in Section
8.12(b)(viii)), (1) the
name, age, business
address and residence
address of such
Proposed Nominee
and the name and
address of such
Proposed Nominee
Associated Person,
(2) a statement of
whether such
Proposed Nominee is
proposed for
nomination as an
Independent Trustee
(as defined in Section
2.2) or a Managing
Trustee (as defined in
Section 2.2) and a
description of such
Proposed Nominee's
qualifications to be an
Independent Trustee
or Managing Trustee,
as the case may be,
and such Proposed
Nominee's
qualifications to be a
Trustee pursuant to
the criteria set forth in
Section 2.1, (3) the
class, series and
number of any Shares
that are, directly or
indirectly,
beneficially owned or
owned of record by
such Proposed
Nominee or by such
Proposed Nominee
Associated Person,
(4) the date such
Shares were acquired,
whether any "tacking"
provisions contained
in Section
8.12(b)(ii)(B)(1) are
being relied upon and
the investment intent
of such acquisition,
(5) a description of all
purchases and sales of
securities of the Trust
by such Proposed
Nominee or by such
Proposed Nominee
Associated Person
during the previous
36 month period,
including the date of
the transactions, the
class, series and
number of securities
involved in the
transactions and the
consideration
involved, (6) a
description of all
Derivative
Transactions (as
defined in Section
8.12(b)(viii)) by such
Proposed Nominee or
by such Proposed
Nominee Associated
Person during the
previous 36 month
period, including the
date of the
transactions and the
class, series and
number of securities
involved in, and the
material economic
terms of, the
transactions, such
description to include,
without limitation, all
information that such
Proposed Nominee or
Proposed Nominee
Associated Person
would be required to
report on an Insider
Report (as defined in
Section 8.12(b)(viii))
if such Proposed
Nominee or Proposed
Nominee Associated
Person were a Trustee
of the Trust or the
beneficial owner of
more than 10% of any
class or series of
Shares at the time of
the transactions, (7)
any performance
related fees (other
than an asset based
fee) to which such
Proposed Nominee or
such Proposed
Nominee Associated
Person is entitled
based on any increase
or decrease in the
value of Shares or
instrument or
arrangement of the
type contemplated
within the definition
of Derivative
Transaction, if any,
including, without
limitation, any such
interests held by
members of such
Proposed Nominee's
or such Proposed
Nominee Associated
Person's immediate
family sharing the
same household with
such Proposed
Nominee or such
Proposed Nominee
Associated Person,
(8) any proportionate
interest in Shares or
instrument or
arrangement of the
type contemplated
within the definition
of Derivative
Transaction held,
directly or indirectly,
by a general or
limited partnership in
which such Proposed
Nominee or such
Proposed Nominee
Associated Person is a
general partner or,
directly or indirectly,
beneficially owns an
interest in a general
partner, (9) a
description of all
direct and indirect
compensation and
other material
monetary agreements,
arrangements and
understandings during
the past three years,
and any other material
relationships, between
or among any
Shareholder making
the nomination, any
Proposed Nominee
Associated Person, or
any of their respective
affiliates and
associates, or others
acting in concert
therewith, on the one
hand, and each
Proposed Nominee, or
his or her respective
affiliates and
associates, or others
acting in concert
therewith, on the
other hand, including,
without limitation, all
information that
would be required to
be disclosed pursuant
to Item 404 of
Regulation S-K
promulgated by the
SEC (and any
successor regulation),
if any Shareholder
making the
nomination and any
Proposed Nominee
Associated Person on
whose behalf the
nomination is made,
or any affiliate or
associate thereof or
person acting in
concert therewith,
were the "registrant"
for purposes of such
rule and the Proposed
Nominee were a
director or executive
officer of such
registrant, (10) any
rights to dividends on
the Shares owned
beneficially by such
Proposed Nominee or
such Proposed
Nominee Associated
Person that are
separated or separable
from the underlying
Shares, (11) to the
extent known by such
Proposed Nominee or
such Proposed
Nominee Associated
Person, the name and
address of any other
person who owns, of
record or beneficially,
any Shares and who
supports the Proposed
Nominee for election
or reelection as a
Trustee and (12) all
other information
relating to such
Proposed Nominee or
such Proposed
Nominee Associated
Person that is required
to be disclosed in
solicitations of
proxies for election of
Trustees in an
election contest (even
if an election contest
is not involved), or is
otherwise required, in
each case, pursuant to
Section 14 (or any
successor provision)
of the Exchange Act,
and the rules and
regulations
promulgated
thereunder;
B.   	as to any other
business that the
Shareholder proposes
to bring before the
meeting, (1) a
description of such
business, (2) the
reasons for proposing
such business at the
meeting and any
material interest in
such business of such
Shareholder or any
Shareholder
Associated Person (as
defined in Section
8.12(b)(viii)),
including any
anticipated benefit to
such Shareholder or
any Shareholder
Associated Person
therefrom, (3) a
description of all
agreements,
arrangements and
understandings
between such
Shareholder and
Shareholder
Associated Person
amongst themselves
or with any other
person or persons
(including their
names) in connection
with the proposal of
such business by such
Shareholder and (4) a
representation that
such Shareholder
intends to appear in
person or by proxy at
the meeting to bring
the business before
the meeting;
C.   	separately as to each
Shareholder giving
the notice and any
Shareholder
Associated Person,
(1) the class, series
and number of all
Shares that are owned
of record by such
Shareholder or by
such Shareholder
Associated Person, if
any, (2) the class,
series and number of,
and the nominee
holder for, any Shares
that are owned,
directly or indirectly,
beneficially but not of
record by such
Shareholder or by
such Shareholder
Associated Person, if
any, (3) with respect
to the Shares
referenced in the
foregoing clauses (1)
and (2), the date such
Shares were acquired,
whether any "tacking"
provisions contained
in Section
8.12(b)(ii)(B)(1) are
being relied upon and
the investment intent
of such acquisition,
and (4) all
information relating
to such Shareholder
and Shareholder
Associated Person
that is required to be
disclosed in
connection with the
solicitation of proxies
for election of
Trustees in an
election contest (even
if an election contest
is not involved), or is
otherwise required, in
each case, pursuant to
Section 14 (or any
successor provision)
of the Exchange Act
and the rules and
regulations
promulgated
thereunder;
D.   	separately as to each
Shareholder giving
the notice and any
Shareholder
Associated Person,
(1) the name and
address of such
Shareholder, as they
appear on the Trust's
share ledger and the
current name and
address, if different,
of such Shareholder
and Shareholder
Associated Person
and (2) the investment
strategy or objective,
if any, of such
Shareholder or
Shareholder
Associated Person
and a copy of the
prospectus, offering
memorandum or
similar document, if
any, provided to
investors or potential
investors in such
Shareholder or
Shareholder
Associated Person;
E.   	separately as to each
Shareholder giving
the notice and any
Shareholder
Associated Person,
(1) a description of all
purchases and sales of
securities of the Trust
by such Shareholder
or Shareholder
Associated Person
during the previous
36 month period,
including the date of
the transactions, the
class, series and
number of securities
involved in the
transactions and the
consideration
involved, (2) a
description of all
Derivative
Transactions by such
Shareholder or
Shareholder
Associated Person
during the previous
36 month period,
including the date of
the transactions and
the class, series and
number of securities
involved in, and the
material economic
terms of, the
transactions, such
description to include,
without limitation, all
information that such
Shareholder or
Shareholder
Associated Person
would be required to
report on an Insider
Report if such
Shareholder or
Shareholder
Associated Person
were a Trustee of the
Trust or the beneficial
owner of more than
10% of any class or
series of Shares at the
time of the
transactions, (3) any
performance related
fees (other than an
asset based fee) to
which such
Shareholder or
Shareholder
Associated Person is
entitled based on any
increase or decrease
in the value of Shares
or instrument or
arrangement of the
type contemplated
within the definition
of Derivative
Transaction, if any, as
of the date of such
notice, including,
without limitation,
any such interests
held by members of
such Shareholder's or
Shareholder
Associated Person's
immediate family
sharing the same
household with such
Shareholder or
Shareholder
Associated Person,
(4) any proportionate
interest in Shares or
instrument or
arrangement of the
type contemplated
within the definition
of Derivative
Transaction held,
directly or indirectly,
by a general or
limited partnership in
which such
Shareholder or
Shareholder
Associated Person is a
general partner or,
directly or indirectly,
beneficially owns an
interest in a general
partner and (5) any
rights to dividends on
the Shares owned
beneficially by such
Shareholder or
Shareholder
Associated Person
that are separated or
separable from the
underlying Shares;
F.   	to the extent known
by the Shareholder
giving the notice, the
name and address of
any other Person who
owns, beneficially or
of record, any Shares
and who supports the
nominee for election
or reelection as a
Trustee or the
proposal of other
business; and
G.   	if more than one class
or series of Shares is
outstanding, the class
and series of Shares
entitled to vote for
such Proposed
Nominee and/or
Shareholder's
proposal, as
applicable.
        (vi)   A notice of one or more
Shareholders making a nomination
pursuant to Section 8.12(b)(ii)(B) or
Section 8.12(b)(iii)(B) shall be
accompanied by:
A.   	a signed and notarized
statement of each
Shareholder giving
the notice certifying
that (1) all
information contained
in the notice is true
and complete in all
respects, (2) the
notice complies with
this Section 8.12(b),
and (3) such
Shareholder will
continue to hold all
Shares referenced in
Section
8.12(b)(ii)(B)(1) or
Section
8.12(b)(iii)(B)(1)(x),
as applicable, through
and including the time
of the annual meeting
(including any
adjournment or
postponement
thereof); and
B.   	a signed and notarized
certificate of each
Proposed Nominee
(1) certifying that the
information contained
in the notice
regarding such
Proposed Nominee
and any Proposed
Nominee Associated
Person is true and
complete and
complies with this
Section 8.12(b) and
(2) consenting to
being named in the
Shareholder's proxy
statement as a
nominee and to
serving as a Trustee if
elected.
        (vii)   Notwithstanding
anything in the second sentence of
Section 8.12(b)(v) to the contrary, in the
event that the number of Trustees to be
elected to the Board of Trustees is
increased and there is no public
announcement of such action at least 130
days prior to the first anniversary of the
date of the proxy statement for the
preceding year's annual meeting, a
Shareholder's notice required by this
Section 8.12(b) also shall be considered
timely, but only with respect to
nominees for any new positions created
by such increase, if the notice is
delivered to the Secretary at the principal
executive offices of the Trust not later
than 5:00 p.m. (Eastern Time) on the
10th day immediately following the day
on which such public announcement is
first made by the Trust.
        (viii)   For purposes of this
Section 8.12, (i) "Shareholder
Associated Person" of any Shareholder
shall mean (A) any Person acting in
concert with, such Shareholder, (B) any
direct or indirect beneficial owner of
Shares owned of record or beneficially
by such Shareholder and (C) any Person
controlling, controlled by or under
common control with such Shareholder
or a Shareholder Associated Person; (ii)
"Proposed Nominee Associated Person"
of any Proposed Nominee shall mean
(A) any Person acting in concert with
such Proposed Nominee, (B) any direct
or indirect beneficial owner of Shares
owned of record or beneficially by such
Proposed Nominee and (C) any Person
controlling, controlled by or under
common control with such Proposed
Nominee or a Proposed Nominee
Associated Person; (iii) "Derivative
Transaction" by a Person shall mean any
(A) transaction in, or arrangement,
agreement or understanding with respect
to, any option, warrant, convertible
security, stock appreciation right or
similar right with an exercise,
conversion or exchange privilege, or
settlement payment or mechanism
related to, any security of the Trust, or
similar instrument with a value derived
in whole or in part from the value of a
security of the Trust, in any such case
whether or not it is subject to settlement
in a security of the Trust or otherwise or
(B) any transaction, arrangement,
agreement or understanding which
included or includes an opportunity for
such person, directly or indirectly, to
profit or share in any profit derived from
any increase or decrease in the value of
any security of the Trust, to mitigate any
loss or manage any risk associated with
any increase or decrease in the value of
any security of the Trust or to increase or
decrease the number of securities of the
Trust which such person was, is or will
be entitled to vote, in any such case
whether or not it is subject to settlement
in a security of the Trust or otherwise;
and (iv) "Insider Report" shall mean a
statement required to be filed pursuant to
Section 16 of the Exchange Act (or any
successor provisions) by a person who is
a Trustee of the Trust or who is directly
or indirectly the beneficial owner of
more than 10% of any class of Shares.
      (c)   Shareholder Nominations or
Other Proposals Causing Covenant Breaches
or Defaults.  At the same time as the
submission of any Shareholder nomination
or proposal of other business to be
considered at a Shareholders' meeting that,
if approved and implemented by the Trust,
would cause the Trust or any subsidiary (as
defined in Section 8.12(f)(iii)) of the Trust
to be in breach of any covenant of the Trust
or any subsidiary of the Trust or otherwise
cause a default (in any case, with or without
notice or lapse of time) in any existing debt
instrument or agreement of the Trust or any
subsidiary of the Trust or other material
contract or agreement of the Trust or any
subsidiary of the Trust, the proponent
Shareholder or Shareholders shall submit to
the Secretary at the principal executive
offices of the Trust (i) evidence satisfactory
to the Board of Trustees of the lender's or
contracting party's willingness to waive the
breach of covenant or default or (ii) a
detailed plan for repayment of the
indebtedness to the lender or curing the
contractual breach or default and satisfying
any resulting damage claim, specifically
identifying the actions to be taken or the
source of funds, which plan must be
satisfactory to the Board of Trustees in its
discretion, and evidence of the availability
to the Trust of substitute credit or
contractual arrangements similar to the
credit or contractual arrangements which are
implicated by the Shareholder nomination or
other proposal that are at least as favorable
to the Trust, as determined by the Board of
Trustees in its discretion.  As an example
and not as a limitation, at the time these
Bylaws are being amended and restated, the
Trust is party to a bank credit facility that
contains covenants which prohibit certain
changes in the management and policies of
the Trust without the approval of the lender;
accordingly, a Shareholder nomination or
proposal which implicates these covenants
shall be accompanied by a waiver of these
covenants duly executed by the bank or by
evidence satisfactory to the Board of
Trustees of the availability of funding to the
Trust to repay outstanding indebtedness
under this credit facility and of the
availability of a new credit facility on terms
as favorable to the Trust as the existing
credit facility.
      (d)   Shareholder Nominations or
Other Proposals Requiring Governmental
Action.  If (i) submission of any Shareholder
nomination or proposal of other business to
be considered at a Shareholders' meeting
that could not be considered or, if approved,
implemented by the Trust without the Trust,
any subsidiary of the Trust, the proponent
Shareholder, any Proposed Nominee of such
Shareholder, any Proposed Nominee
Associated Person of such Proposed
Nominee, any Shareholder Associated
Person of such Shareholder, the holder of
proxies or their respective affiliates or
associates filing with or otherwise notifying
or obtaining the consent, approval or other
action of any federal, state, municipal or
other governmental or regulatory body (a
"Governmental Action") or (ii) such
Shareholder's ownership of Shares or any
solicitation of proxies or votes or holding or
exercising proxies by such Shareholder, any
Proposed Nominee of such Shareholder, any
Proposed Nominee Associated Person of
such Proposed Nominee, any Shareholder
Associated Person of such Shareholder, or
their respective affiliates or associates would
require Governmental Action, then, at the
same time as the submission of any
Shareholder nomination or proposal of other
business to be considered at a Shareholders'
meeting, the proponent Shareholder or
Shareholders shall submit to the Secretary at
the principal executive offices of the Trust
(x) evidence satisfactory to the Board of
Trustees that any and all Governmental
Action has been given or obtained,
including, without limitation, such evidence
as the Board of Trustees may require so that
any nominee may be determined to satisfy
any suitability or other requirements or (y) if
such evidence was not obtainable from a
governmental or regulatory body by such
time despite the Shareholder's diligent and
best efforts, a detailed plan for making or
obtaining the Governmental Action prior to
the election of any such Proposed Nominee
or the implementation of such proposal,
which plan must be satisfactory to the Board
of Trustees in its discretion.
      (e)   Special Meetings of
Shareholders.  As set forth in Section 8.4,
only business brought before the meeting
pursuant to the Trust's notice of meeting
shall be conducted at a special meeting of
Shareholders.  Subject to the requirements
of the 1940 Act or any other applicable
laws, nominations of individuals for election
to the Board of Trustees only may be made
at a special meeting of Shareholders at
which Trustees are to be elected: (i)
pursuant to the Trust's notice of meeting;
(ii) otherwise properly brought before the
meeting by or at the direction of the Board
of Trustees; or (iii) provided that the Board
of Trustees has determined that Trustees
shall be elected at such special meeting, by
any Shareholder of the Trust who is a
Shareholder of record both at the time of
giving of notice provided for in this Section
8.12(e) through and including the time of the
special meeting, who is entitled to vote at
the meeting on such election and who has
complied with the notice procedures and
other requirements set forth in this Section
8.12(e).  In the event the Trust calls a special
meeting of Shareholders for the purpose of
having holders of Preferred Shares, voting
as a separate class pursuant to Section E(a)
or E(b) of Part I of Article X, elect one or
more Trustees to the Board of Trustees, any
such holder of Preferred Shares may
nominate an individual or individuals (as the
case may be) for election as a Trustee as
specified in the Trust's notice of meeting, if
the Shareholder satisfies the holding period
and certificate and/or evidence of being a
Beneficial Owner requirements set forth in
Section 8.12(b)(ii) and Section 8.12(b)(v),
the Shareholder's notice contains or is
accompanied by the information and
documents required by Section 8.12 and the
Shareholder has given timely notice thereof
in writing to the Secretary at the principal
executive offices of the Trust.  In the event
the Trust calls a special meeting of
Shareholders for the purpose of having
holders of Common Shares and Preferred
Shares, voting together as a single class,
elect one or more Trustees to the Board of
Trustees, any such Shareholder may
nominate an individual or individuals (as the
case may be) for election as a Trustee as
specified in the Trust's notice of meeting, if
the Shareholder satisfies the holding period
and certificate and/or evidence of being a
Beneficial Owner requirements set forth in
Section 8.12(b)(iii) and Section 8.12(b)(v),
the Shareholder's notice contains or is
accompanied by the information and
documents required by Section 8.12 and the
Shareholder has given timely notice thereof
in writing to the Secretary at the principal
executive offices of the Trust.  To be timely,
a Shareholder's notice shall be delivered to
the Secretary at the principal executive
offices of the Trust not earlier than the 150th
day prior to such special meeting and not
later than 5:00 p.m. (Eastern Time) on the
later of (i) the 120th day prior to such
special meeting or (ii) the 10th day
following the day on which public
announcement is first made of the date of
the special meeting and of the nominees
proposed by the Trustees to be elected at
such meeting.  Neither the postponement or
adjournment of a special meeting, nor the
public announcement of such postponement
or adjournment, shall commence a new time
period for the giving of a Shareholder's
notice as described above.
      (f)   General.
        (i)   If information submitted
pursuant to this Section 8.12 by any
Shareholder proposing a nominee for
election as a Trustee or any proposal for
other business at a meeting of
Shareholders shall be deemed by the
Board of Trustees incomplete or
inaccurate, any authorized officer or the
Board of Trustees or any Committee
may treat such information as not having
been provided in accordance with this
Section 8.12.  Any notice submitted by a
Shareholder pursuant to this Section 8.12
that is deemed by the Board of Trustees
inaccurate, incomplete or otherwise fails
to satisfy completely any provision of
this Section 8.12 shall be deemed
defective and shall thereby render all
proposals and nominations set forth in
such notice defective.  Upon written
request by the Secretary or the Board of
Trustees or any Committee (which may
be made from time to time), any
Shareholder proposing a nominee for
election as a Trustee or any proposal for
other business at a meeting of
Shareholders shall provide, within three
business days after such request (or such
other period as may be specified in such
request), (A) written verification,
satisfactory to the Secretary or any other
authorized officer or the Board of
Trustees or any Committee, in his, her or
its discretion, to demonstrate the
accuracy of any information submitted
by the Shareholder pursuant to this
Section 8.12, (B) written responses to
information reasonably requested by the
Secretary, the Board of Trustees or any
Committee and (C) a written update, to a
current date, of any information
submitted by the Shareholder pursuant to
this Section 8.12 as of an earlier date.  If
a Shareholder fails to provide such
written verification, information or
update within such period, the Secretary
or any other authorized officer or the
Board of Trustees may treat the
information which was previously
provided and to which the verification,
request or update relates as not having
been provided in accordance with this
Section 8.12; provided, however, that no
such written verification, response or
update shall cure any incompleteness,
inaccuracy or failure in any notice
provided by a Shareholder pursuant to
this Section 8.12.  It is the responsibility
of a Shareholder who wishes to make a
nomination or other proposal to comply
with the requirements of Section 8.12;
nothing in this Section 8.12(f)(i) or
otherwise shall create any duty of the
Trust, the Board of Trustees or any
Committee nor any officer of the Trust
to inform a Shareholder that the
information submitted pursuant to this
Section 8.12 by or on behalf of such
Shareholder is incomplete or inaccurate
or not otherwise in accordance with this
Section 8.12 nor require the Trust, the
Board of Trustees, any Committee or
any officer of the Trust to request
clarification or updating of information
provided by any Shareholder, but the
Board of Trustees, a Committee or the
Secretary acting on behalf of the Board
of Trustees or a Committee, may do so
in its, his or her discretion.
        (ii)   Only such individuals who
are nominated in accordance with this
Section 8.12 shall be eligible for election
by Shareholders as Trustees and only
such business shall be conducted at a
meeting of Shareholders as shall have
been properly brought before the
meeting in accordance with this Section
8.12.  The chairperson of the meeting
and the Board of Trustees shall each
have the power to determine whether a
nomination or any other business
proposed to be brought before the
meeting was made or proposed, as the
case may be, in accordance with this
Section 8.12 and, if any proposed
nomination or other business is
determined not to be in compliance with
this Section 8.12, to declare that such
defective nomination or proposal be
disregarded.
        (iii)   For purposes of this
Section 8.12: (A) "public
announcement" shall mean disclosure in
(1) a press release reported by the Dow
Jones News Service, Associated Press,
Business Wire, PR Newswire or any
other widely circulated news or wire
service or (2) a document publicly filed
by the Trust with the SEC pursuant to
the Exchange Act; and (B) "subsidiary"
shall include, with respect to a person,
any corporation, partnership, joint
venture or other entity of which such
person (1) owns, directly or indirectly,
10% or more of the outstanding voting
securities or other interests or (2) has a
person designated by such person
serving on, or a right, contractual or
otherwise, to designate a person, so to
serve on, the board of directors (or
analogous governing body).
        (iv)   Notwithstanding the
foregoing provisions of this Section
8.12, a Shareholder shall also comply
with all applicable legal requirements,
including, without limitation, applicable
requirements of state law, the 1940 Act
and the Exchange Act and the rules and
regulations thereunder, with respect to
the matters set forth in this Section 8.12.
Nothing in this Section 8.12 shall be
deemed to require that a Shareholder
nomination of an individual for election
to the Board of Trustees or a
Shareholder proposal relating to other
business be included in the Trust's proxy
statement, except as may be required by
law.
        (v)   The Board of Trustees
may from time to time require any
individual nominated to serve as a
Trustee to agree in writing with regard to
matters of business ethics and
confidentiality while such nominee
serves as a Trustee, such agreement to be
on the terms and in a form (the
"Agreement") determined satisfactory
by the Board of Trustees, as amended
and supplemented from time to time in
the discretion of the Board of Trustees.
The terms of the Agreement may be
substantially similar to the Code of
Business Conduct and Ethics of the
Trust or any similar code promulgated
by the Trust (the "Code of Business
Conduct") or may differ from or
supplement the Code of Business
Conduct.
        (vi)   Determinations required
or permitted to be made under this
Section 8.12 by the Board of Trustees
may be delegated by the Board of
Trustees to a Committee, subject to
applicable law.
      8.13	No Shareholder Actions by Written
Consent.  Shareholders shall not be authorized or
permitted to take any action required or permitted to
be taken at a meeting of Shareholders by written
consent, and may take such action only at
Shareholders meeting of the Trust.
      8.14	Voting by Ballot.  Voting on any
question or in any election may be voice vote unless
the chairperson of the meeting or any Shareholder
shall demand that voting be by ballot.
      8.15	Proposals of Business Which Are
Not Proper Matters For Action By Shareholders.
Notwithstanding anything in these Bylaws to the
contrary, subject to the 1940 Act and any other
applicable law, any Shareholder proposal for
business the subject matter or effect of which would
be within the exclusive purview of the Board of
Trustees or would reasonably likely, if considered
by the Shareholders or approved or implemented by
the Trust, result in an impairment of the limited
liability status for the Trust's Shareholders, shall be
deemed not to be a matter upon which the
Shareholders are entitled to vote.  The Board of
Trustees in its discretion shall be entitled to
determine whether a Shareholder proposal for
business is not a matter upon which the
Shareholders are entitled to vote pursuant to this
Section 8.15, and its decision shall be final and
binding unless determined by a court of competent
jurisdiction to have been made in bad faith.
ARTICLE IX

MISCELLANEOUS
      9.1	Amendment of Bylaws.  Except for
any change for which these Bylaws requires
approval by more than a majority vote of the
Trustees, these Bylaws may be amended, changed,
altered or repealed, in whole or part, only by
resolution of the Board of Trustees at any meeting
of the Board of Trustees at which a quorum is
present, or by a written consent signed by a majority
of the Trustees then in office.
      9.2	Waiver of Notice.  Whenever any
notice is required to be given pursuant to the
Declaration of Trust, these Bylaws, the 1940 Act or
any other applicable law, a waiver thereof in
writing, signed by the person or persons entitled to
such notice, or a waiver by electronic transmission
by the person or persons entitled to such notice,
whether before or after the time stated therein, shall
be deemed equivalent to the giving of such notice.
Neither the business to be transacted at nor the
purpose of any meeting need be set forth in the
waiver of notice or waiver by electronic
transmission, unless specifically required by statute.
The attendance of any person at any meeting shall
constitute a waiver of notice of such meeting,
except where such person attends a meeting for the
express purpose of objecting to the transaction of
any business on the ground that the meeting is not
lawfully called or convened.
      9.3	Ratification.  The Board of Trustees
or the Shareholders may ratify and make binding on
the Trust any action or inaction by the Trust or its
officers to the extent that the Board of Trustees or
the Shareholders could have originally authorized
the matter.  Moreover, any action or inaction
questioned in any Shareholder's derivative
proceeding or any other proceeding on the ground
of lack of authority, defective or irregular
execution, adverse interest of a Trustee, officer or
Shareholder, non-disclosure, miscomputation, the
application of improper principles or practices of
accounting, or otherwise, may be ratified, before or
after judgment, by the Board of Trustees or by the
Shareholders and, if so ratified, shall have the same
force and effect as if the questioned action or
inaction had been originally duly authorized, and
such ratification shall be binding upon the Trust and
its Shareholders and shall constitute a bar to any
claim or execution of any judgment in respect of
such questioned action or inaction.
      9.4	Ambiguity.  In the case of an
ambiguity in the application of any provision of
these Bylaws or any definition contained in these
Bylaws, the Board of Trustees shall have the sole
power to determine the application of such
provisions with respect to any situation based on the
facts known to it and such determination shall be
final and binding unless determined by a court of
competent jurisdiction to have been made in bad
faith.
      9.5	Construction.  If any provision of
these Bylaws is determined to be unlawful by a
court or regulatory body of competent jurisdiction,
the remainder of these Bylaws shall remain in full
force and effect and the offending provision shall be
construed to achieve the purpose of the offending
provision to the extent legally possible.  The re-
construction of an unlawful provision shall be made
by the Board of Trustees, or, in the absence of
action by the Board of Trustees, by the court or
regulatory body which determined the provision to
be unlawful.  These Bylaws shall be subject to and
construed accordance with the 1940 Act.  In the
event of a conflict between any provision of these
Bylaws and the 1940 Act, such provision shall be
construed to achieve the purpose of the provision to
the extent legally possible under the 1940 Act.
      9.6	Inspection of Bylaws.  The Trustees
shall keep at the principal office for the transaction
of business of the Trust the original or a copy of the
Bylaws as amended or otherwise altered to date,
certified by the Secretary, which shall be open to
inspection by the Shareholders at all reasonable
times during office hours.
ARTICLE X
PREFERRED SHARES OF BENEFICIAL
INTEREST
      10.1	Statement Creating Five Series of
Preferred Shares.
DESIGNATION
      Series F: 1,000 preferred shares, par value
$.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series F (the "Series F"). Each share of the Series F shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial
Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series F shall constitute a separate series of Preferred Shares of the Trust.
	Series M: 15,000 preferred shares, par value
$.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series M (the "Series M"). Each share of the Series M shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial
Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series M shall constitute a separate series of Preferred Shares of the Trust.
      Series T: 3,000 preferred shares, par value
$.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series T (the "Series T"). Each share of the Series T shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial
Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series T shall constitute a separate series of Preferred Shares of the Trust.
      Series Th: 8,000 preferred shares, par value
$.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series Th (the "Series Th"). Each share of the Series Th shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial
Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series Th shall constitute a separate series of Preferred Shares of the Trust.
      Series W: 8,000 preferred shares, par value
$.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series W (the "Series W", together with Series T, Series TH, Series F, and Series M, each a "Series" and collectively, the "Preferred
Shares"). Each share of the Series W shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date that shall be set pursuant to a resolution of the Board of Trustees. The shares of Series W shall constitute a separate series of Preferred Shares of the Trust.
      Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred
Shares" or such other name as the Board of Trustees may approve from time to time.
      Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of Article X of these Bylaws. Subject to the provisions of Section E(c) of Part I hereof, the Board of Trustees of the Trust may, in the future, reclassify additional shares of the Trust's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Bylaws reclassifying such shares as Preferred Shares.
      Capitalized terms used in Parts I and II of
Article X of these Bylaws shall have the meanings
(with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.
DEFINITIONS

      As used in Parts I and II of Article X of
these Bylaws, the following terms shall have the
following meanings (with terms defined in the
singular having comparable meanings when used in
the plural and vice versa), unless the context
otherwise requires:
      (a)   "AUDITOR'S
CONFIRMATION" shall have the meaning
specified in paragraph (c) of Section G of
Part I.
      (b)   "AFFILIATE" shall mean, for
purposes of the definition of "Outstanding,"
any Person known to the Auction Agent to
be controlled by, in control of or under
common control with the Trust; provided,
however, that for purposes of these Bylaws
no Broker-Dealer controlled by, in control
of or under common control with the Trust
shall be deemed to be an Affiliate nor shall
any corporation or any Person controlled by,
in control of or under common control with
such corporation, one of the trustees,
directors, or executive officers of which is a
Trustee of the Trust, be deemed to be an
Affiliate solely because such trustee,
director or executive officer is also a Trustee
of the Trust.
      (c)   "AGENT MEMBER" shall
mean a member of or participant in the
Securities Depository that will act on behalf
of a Bidder.
      (d)   "ALL HOLD RATE" shall
mean 80% of the Reference Rate.
      (e)   "ANNUAL VALUATION
DATE" shall mean the last Business Day of
December of each year.
      (f)   "APPLICABLE
PERCENTAGE" shall mean the percentage
determined based on the lower of the credit
ratings assigned to the Preferred Shares on
such date by Moody's and Fitch as follows:
      With respect to Series F:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Percentage
Aa3 or higher
AA- or higher
200%
A3 to A1
A- to A+
250%
Baa3 to Baa1
BBB- to BBB+
275%
Ba 1 and
lower
BB+ and lower
325%

      With respect to Series M, T, Th and W:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Percentage
Aa3 or higher
AA- or higher
150%
A3 to A1
A- to A+
200%
Baa3 to Baa1
BBB- to BBB+
225%
Ba 1 and
lower
BB+ and lower
275%

      For purposes of this definition, the
"prevailing rating" of the Preferred Shares
shall be (i) Aaa/AAA if such shares have a
rating of Aaa by Moody's and AAA by
Fitch or the equivalent of such ratings by
such agencies or a substitute rating agency
or substitute rating agencies; (ii) if not
Aaa/AAA, then Aa3/AA- if such shares
have a rating of Aa3 or better by Moody's
and AA- or better by Fitch or the equivalent
of such rating by such agencies or a
substitute rating agency or substitute rating
agencies, (iii) if not Aa3/AA- or higher, then
A3/A- if such shares have a rating of A3 or
better by Moody's and A- or better by Fitch
or the equivalent of such ratings by such
agencies or a substitute rating agency or
substitute rating agencies, (iv) if not A3/A-
or higher, then Baa3/BBB- if such shares
have a rating of Baa3 or better by Moody's
and BBB- or better by Fitch or the
equivalent of such ratings by such agencies
or substitute rating agency or substitute
rating agencies, (v) if not Baa3/BBB- or
higher, then below Baa3/BBB-.
      The Applicable Percentage as so
determined shall be further subject to
upward but not downward adjustment in the
discretion of the Board of Trustees of the
Trust after consultation with the Broker-
Dealers, provided that immediately
following any such increase the Trust would
be in compliance with the Preferred Shares
Basic Maintenance Amount.  The Trust shall
take all reasonable action necessary to
enable Moody's and Fitch to provide a
rating for the Preferred Shares.  If Moody's
or Fitch shall not make such a rating
available, the Trust shall select another
rating agency to act as a substitute rating
agency.  Notwithstanding the foregoing, the
Trust shall not be required to have more than
one rating agency provide a rating for the
Preferred Shares.
      (g)   "APPLICABLE RATE" shall
mean, for each Rate Period (i) if Sufficient
Clearing Orders exist for the Auction in
respect thereof, the Winning Bid Rate, (ii) if
Sufficient Clearing Orders do not exist for
the Auction in respect thereof, the
Maximum Rate, and (iii) in the case of any
Distribution Period if all the Preferred
Shares are the subject of Submitted Hold
Orders for the Auction in respect thereof, the
All Hold Rate.
      (h)   "APPLICABLE SPREAD"
means the spread determined based on the
credit rating assigned to Preferred Shares on
such date by Moody's (if Moody's is then
rating the Preferred Shares) and Fitch (if
Fitch is then rating the Preferred Shares) as
follows:
      With respect to Series F:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Spread
Aa3 or higher
AA- or higher
200 bps
A3 to A1
A- to A+
250 bps
Baa3 to Baa1
BBB- to BBB+
275 bps
Ba 1 and
lower
BB+ and lower
325 bps

      With respect to Series M, T, Th, and W:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Spread
Aa3 or higher
AA- or higher
150 bps
A3 to A1
A- to A+
200 bps
Baa3 to Baa1
BBB- to BBB+
225 bps
Ba 1 and
lower
BB+ and lower
275 bps

      For purposes of this definition, the
"prevailing rating" of the Preferred Shares
shall be (i) Aaa/AAA if such shares have a
rating of AaaAAA by Moody's and AAA by
Fitch or the equivalent of such ratings by
such agencies or a substitute rating agency
or substitute rating agencies,; (ii) if not
Aaa/AAA, then Aa3/AA- if such shares
have a rating of Aa3AA- or better by
Moody's and AA- or better by Fitch or the
equivalent of such rating by such agencies
or a substitute rating agency or substitute
rating agencies, (iii) if not Aa3/AA- or
higher, then A3/A- if such shares have a
rating of A3A- or better by Moody's and A-
or better by Fitch or the equivalent of such
ratings by such agencies or a substitute
rating agency or substitute rating agencies,
(iv) if not A3/A- or higher, then Baa3/BBB-
if such shares have a rating of Baa3BBB- or
better by Moody's and BBB- or better by
Fitch or the equivalent of such ratings by
such agencies or substitute rating agency or
substitute rating agencies, (v) if not
Baa3/BBB- or higher, then below
Baa3/BBB-.
      The Applicable Spread as so
determined shall be further subject to
upward but not downward adjustment in the
discretion of the Board of Trustees after
consultation with the Broker-Dealers,
provided that immediately following any
such increase the Trust would be in
compliance with the Preferred Shares Basic
Maintenance Amount.
      (i)   "AUCTION" shall mean each
periodic implementation of the Auction
Procedures.
      (j)   "AUCTION AGENCY
AGREEMENT" shall mean the agreement
between the Trust and the Auction Agent
which provides, among other things, that the
Auction Agent will follow the Auction
Procedures for purposes of determining the
Applicable Rate for the Preferred Shares so
long as the Applicable Rate for such
Preferred Shares is to be based on the results
of an Auction.
      (k)   "AUCTION AGENT" shall
mean the entity appointed as such by a
resolution of the Board of Trustees in
accordance with Section F of Part II of
Article X.
      (l)   "AUCTION DATE" with
respect to any Rate Period, shall mean the
Business Day next preceding the first day of
such Rate Period.
      (m)   "AUCTION PROCEDURES"
shall mean the procedures for conducting
Auctions set forth in Part II of Article X.
      (n)   "AVAILABLE PREFERRED
SHARES" shall have the meaning specified
in paragraph (a) of Section C of Part II of
Article X.
      (o)   "BENEFICIAL OWNER" with
respect to shares of Preferred Shares, means
a customer (including broker dealers that are
not Broker Dealers) of a Broker-Dealer who
is listed on the records of that Broker-Dealer
(or, if applicable, the Auction Agent) as a
holder of Preferred Shares.
      (p)   "BID" and "BIDS" shall have
the respective meanings specified in
paragraph (a) of Section A of Part II of
Article X.
      (q)   "BIDDER" and "BIDDERS"
shall have the respective meanings specified
in paragraph (a) of Section A of Part II of
Article X; provided, however, that neither
the Trust nor any affiliate thereof shall be
permitted to be a Bidder in an Auction,
except that any Broker-Dealer that is an
affiliate of the Trust may be a Bidder in an
Auction, but only if the Orders placed by
such Broker-Dealer are not for its own
account.
      (r)   "BOARD OF TRUSTEES" shall
mean the Board of Trustees of the Trust or
any duly authorized committee thereof.
      (s)   "BROKER-DEALER" shall
mean any broker-dealer, commercial bank or
other entity permitted by law to perform the
functions required of a Broker-Dealer in Part
II of Article X, that is a member of, or a
participant in, the Securities Depository or is
an affiliate of such member or participant,
has been selected by the Trust and has
entered into a Broker-Dealer Agreement that
remains effective.
      (t)   "BROKER-DEALER
AGREEMENT" shall mean an agreement
between the Auction Agent and a Broker-
Dealer pursuant to which such Broker-
Dealer agrees to follow the procedures
specified in Part II of Article X.
      (u)   "BUSINESS DAY" shall mean
a day on which the New York Stock
Exchange is open for trading and which is
neither a Saturday, Sunday nor any other
day on which banks in New York, New
York, are authorized or obligated by law to
close.
      (v)   "CLOSING TRANSACTION"
shall have the meaning specified in
paragraph (a)(i)(A) of Section M of Part I of
Article X.
      (w)   "CODE" means the Internal
Revenue Code of 1986, as amended.
      (x)   "COMMON SHARES" shall
mean the outstanding common shares, par
value $.001 per share, of the Trust.
      (y)   "CURE DATE" shall mean the
Preferred Shares Basic Maintenance Cure
Date or the 1940 Act Cure Date, as the case
may be.
      (z)   "DATE OF ORIGINAL
ISSUE" with respect to the Preferred Shares,
shall mean the date on which the Trust
initially issued such shares.
      (aa)   "DECLARATION OF
TRUST" shall have the meaning specified
on the first page.
      (bb)   "DEPOSIT SECURITIES"
shall mean cash and any obligations or
securities, including Short Term Money
Market Instruments that are Eligible Assets,
rated at least AAA or F-1 by Fitch, P-1,
MIG-1 or VMIG-1 by Moody's or AAA or
A-1 by S&P.
      (cc)   "DISCOUNTED VALUE" as
of any Valuation Date, shall mean, (i) with
respect to a Fitch Eligible Asset or Moody's
Eligible Asset that is not currently callable
or prepayable as of such Valuation Date at
the option of the issuer thereof, the quotient
of the Market Value thereof divided by the
Fitch Discount Factor for a Fitch Eligible
Asset or Moody's Discount Factor for a
Moody's Eligible Asset, (ii) with respect to
a Fitch Eligible Asset or Moody's Eligible
Asset that is currently callable as of such
Valuation Date at the option of the issuer
thereof, the quotient as calculated above or
the call price, plus accrued interest or
distributions, as applicable, whichever is
lower, and (iii) with respect to a Fitch
Eligible Asset or Moody's Eligible Asset
that is prepayable, the quotient as calculated
above or the par value, plus accrued interest
or distribution, as applicable, whichever is
lower.
      (dd)   "DISTRIBUTION PAYMENT
DATE" with respect to the Preferred Shares,
shall mean any date on which distributions
are payable on the Preferred Shares pursuant
to the provisions of paragraph (d) of Section
B of Part I of Article X.
      (ee)   "DISTRIBUTION PERIOD,"
with respect to the Preferred Shares, shall
mean the period from and including the Date
of Original Issue of shares of a Series to but
excluding the initial Distribution Payment
Date for shares of such Series and thereafter
any period from and including one
Distribution Payment Date for shares of
such Series to but excluding the next
succeeding Distribution Payment Date for
shares of such Series.
      (ff)   "EXISTING HOLDER," with
respect to shares of Preferred Shares, shall
mean a Broker-Dealer (or any such other
Person as may be permitted by the Trust)
that is listed on the records of the Auction
Agent as a holder of shares of any Series.
      (gg)   "EXPOSURE PERIOD" shall
mean the period commencing on a given
Valuation Date and ending 45 days
thereafter.
      (hh)   "FAILURE TO DEPOSIT,"
with respect to shares of a Series, shall mean
a failure by the Trust to pay to the Auction
Agent, not later than 12:00 noon, Eastern
time, (A) on any Distribution Payment Date
for shares of such Series, in funds available
on such Distribution Payment Date in New
York, New York, the full amount of any
distribution (whether or not earned or
declared) to be paid on such Distribution
Payment Date on any share of such Series or
(B) on any redemption date in funds
available on such redemption date for shares
of such series in New York, New York, the
Redemption Price to be paid on such
redemption date for any share of such Series
after notice of redemption is mailed pursuant
to paragraph (c) of Section K of Part I of
Article X; provided, however, that the
foregoing clause (B) shall not apply to the
Trust's failure to pay the Redemption Price
in respect of Preferred Shares when the
related Notice of Redemption provides that
redemption of such shares is subject to one
or more conditions precedent and any such
condition precedent shall not have been
satisfied at the time or times and in the
manner specified in such Notice of
Redemption.
      (ii)   "FITCH" shall mean Fitch
Ratings and its successors.
      (jj)   "FITCH DISCOUNT
FACTOR" means for the purposes of
determining the Preferred Shares Basic
Maintenance Amount, the percentage
determined below:
        (i)   Common Stock and
Preferred Stock of REITs and Other Real
Estate Companies:
DISCOUNT FACTOR (1)
REIT or Other Real Estate
Company Preferred Shares
 154%
REIT or Other Real Estate
Company Common Shares
 196%

        (ii)   Common Stocks and
Warrants:  The Fitch Discount Factor
applied to common stock other than
REIT common stock and the common
stock of other real estate companies is:
Large-cap stocks:
200%
Mid-cap stocks:
233%
Small-cap stocks:
286%
Others:
370%


Small-cap stocks refer to
stocks with a market
capitalization between
$300 million to $2
billion. Mid-cap stocks
refer to stocks with a
market capitalization
between $2 billion to $10
billion. Large-cap stocks
are companies having a
market capitalization
greater than $10 billion.
        (iii)   Preferred Stock:  The
Fitch Discount Factor applied to
preferred stock other than REIT
preferred stock and the preferred stock
of other real estate companies is the
percentage determined by reference to
the rating in accordance with the table
set forth below:
PREFERRED STOCK (1)
DISCOUNT
FACTOR
AAA
130%
AA
133%
A
135%
BBB
139%
BB
154%
Not rated or below BB
161%
Investment grade Dividends Received Deduction ("DRD")
164%
Not rated or below investment grade DRD
200%

        (iv)   Corporate Debt Securities
(1)(2):
MATURITY
IN YEARS
AAA
AA
A
BBB
BB
B
Unrated(1)
1 or less
111%
114%
117%
120%
121%
127%
130%
2 or less (but
longer than
1)
116%
123%
125%
127%
132%
137%
141%
3 or less (but
longer than
2)
121%
125%
127%
131%
133%
140%
152%
4 or less (but
longer than
3)
126%
126%
129%
132%
136%
144%
164%
5 or less (but
longer than
4)
131%
132%
135%
139%
144%
149%
185%
7 or less (but
longer than
5)
140%
143%
146%
152%
159%
167%
228%
10 or less
(but longer
than 7)
141%
145%
147%
153%
160%
168%
232%
12 or less
(but longer
than 10)
144%
147%
150%
157%
165%
174%
249%
15 or less
(but longer
than 12)
148%
151%
155%
163%
172%
182%
274%
Greater than
20
152%
156%
160%
169%
180%
191%
306%

(1) If a security is unrated by Fitch, but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is above investment grade, the other rating will be used. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will use the percentages set forth in the unrated column above.

(2) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

        (v)   Convertible Securities:
      The Fitch Discount Factor
applied to convertible securities is (A)
200% for investment grade convertibles
and (B) 222% for below investment
grade convertibles so long as such
convertible securities have neither (x)
conversion premiums greater than 100%
nor (y) a yield to maturity or yield to
worst of greater than the comparable
term Treasury yields plus 15 percentage
points.
      The Fitch Discount Factor
applied to convertible securities which
have conversion premiums of greater
than 100% is (A) 152% for investment
grade convertibles, and (B) 179% for
below investment grade convertibles so
long as a such convertible securities do
not have a yield to maturity or yield to
worst of greater than comparable term
Treasury yields plus 15 percentage
points.
      The Fitch Discount Factor
applied to convertible securities that
have a yield to maturity or yield to worst
of greater than the comparable term
Treasury yield plus 15 percentage points
is 370%.
        (vi)   U.S. Treasury Securities:
REMAINING TERM
TO MATURITY
DISCOUNT FACTOR
1 year or less
101.5%
2 years or less (but
longer than 1 year)
103%
3 years or less (but
longer than 2 years)
105%
4 years or less (but
longer than 3 years)
107%
5 years or less (but
longer than 4 years)
109%
7 years or less (but
longer than 5 years)
112%
10 years or less (but
longer than 7 years)
114%
15 years or less (but
longer than 10 years)
122%
20 years or less (but
longer than 15 years)
130%
25 years or less (but
longer than 20 years)
146%
30 years or less (but
longer than 25 years)
154%

        (vii)   Short-Term Instruments
and Cash: The Fitch Discount Factor
applied to short-term portfolio securities, including without limitation Debt
Securities, Short Term Money Market
Instruments and municipal debt
obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period;
(B) 115%, so long as such portfolio
securities mature or have a demand
feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure
Period.  A Fitch Discount Factor of
100% will be applied to cash.
        (viii)   Rule 144A Securities:
The Fitch Discount Factor applied to
Rule 144A Securities shall be the
Discount Factor determined in
accordance with the table above under
"Corporate Debt Securities" in
subsection (iv), multiplied by 110% until such securities are registered under the Securities Act of 1933, as amended from time to time.
        (ix)   Asset-backed and
mortgage-backed securities:  The
percentage determined by reference to
the asset type in accordance with the
table set forth below.
Asset Type (with time remaining to maturity, if applicable)
Discount Factor

U.S. Treasury/agency securities (10 years or less)
118%
U.S. Treasury/agency securities (greater than 10 years)
127%
U.S. agency sequentials (10 years or less)
128%
U.S. agency sequentials (greater than 10 years)
142%
U.S. agency principal only securities
236%
U.S. agency interest only securities (with Market Value greater than 40% of par)
696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)

214%
AAA LockOut securities, interest only
236%
U.S. agency planned amortization class bonds (10 years or less)
115%
U.S. agency planned amortization class bonds (greater than 10 years)
136%
AAA sequentials (10 years or less)
118%
AAA sequentials (greater than 10 years)
135%
AAA planned amortization class bonds (10 years or less)
115%
AAA planned amortization class bonds (greater than 10 years)
140%
Jumbo mortgage rated AAA(1)
123%
Jumbo mortgage rated AA(1)
130%
Jumbo mortgage rated A(1)
136%
Jumbo mortgage rated BBB(1)
159%
Commercial mortgage-backed securities rated AAA
131%
Commercial mortgage-backed securities rated AA
139%
Commercial mortgage-backed securities rated A
148%
Commercial mortgage-backed securities rated BBB
177%
Commercial mortgage-backed securities rated BB
283%
Commercial mortgage-backed securities rated B
379%
Commercial mortgage-backed securities rated CCC or not rated
950%

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

        (x)   Futures and call options:
For purposes of Preferred Shares Basic
Maintenance Amount, futures held by
the Trust and call options sold by the
Trust shall not be included as Fitch
Eligible Assets.  However, such assets
shall be valued at Market Value by
subtracting the good faith margin and the
maximum daily trading variance as of
the Valuation Date.  For call options
purchased by the Trust, the Market
Value of the call option will be included
as a Fitch Eligible Asset subject to a
Fitch Discount Factor mutually agreed to
between the Trust and Fitch based on the
characteristics of the option contract
such as its maturity and the underlying
security of the contract.
        (xi)   Securities lending:  The
Trust may engage in securities lending in
an amount not to exceed 10% of the
Trust's total gross assets.  For purposes
of calculating the Preferred Shares Basic
Maintenance Amount, such securities
lent shall be included as Fitch Eligible
Assets with the appropriate Fitch
Discount Factor applied to such lent
security.  The obligation to return such
collateral shall not be included as an
obligation/liability for purposes of
calculating the Preferred Shares Basic
Maintenance Amount.  However, the
Trust may reinvest cash collateral for
securities lent in conformity with its
investment objectives and policies and
the provisions of these Bylaws. In such
event, to the extent that securities
lending collateral received is invested by
the Trust in assets that otherwise would
be Fitch Eligible Assets and the value of
such assets exceeds the amount of the
Trust's obligation to return the collateral
on a Valuation Date, such excess amount
shall be included in the calculation of
Fitch Eligible Assets by applying the
applicable Fitch Discount Factor to this
amount and adding the product to total
Fitch Eligible Assets. Conversely, if the
value of assets in which securities
lending collateral has been invested is
less then the amount of the Trust's
obligation to return the collateral on a
Valuation Date, such difference shall be
included as an obligation/liability of the
Trust for purposes of calculating the
Preferred Shares Basic Maintenance
Amount.  Collateral received by the
Trust in a securities lending transaction
and maintained by the Trust in the form
received shall not be included as a Fitch
Eligible Asset for purposes of
calculating the Preferred Shares Basic
Maintenance Amount.
        (xii)   Swaps (including Total
Return Swaps and Interest Rate Swaps):
Total Return and Interest Rate Swaps are
subject to the following provisions:
(a) If the Trust has an
outstanding gain from a
swap transaction on a
Valuation Date, the gain
will be included as a
Fitch Eligible Asset
subject to the Fitch
Discount Factor on the
counterparty to the swap
transaction.  At the time
a swap is executed, the
Trust will only enter into
swap transactions where
the counterparty has at
least a Fitch rating of A-
or Moody's rating of
A3.
(b)  Only the cumulative
unsettled profit and loss
from a Total Return
Swap transaction will be
calculated when
determining the
Preferred Shares Basic
Maintenance Amount.
If the Trust has an
outstanding liability
from a swap transaction
on a Valuation Date, the
Trust will count such
liability as an
outstanding liability
from the total Fitch
Eligible Assets in
calculating the Preferred
Shares Basic
Maintenance Amount.
(c)  In addition, for
swaps other than Total
Return Swaps, the
Market Value of the
position (positive or
negative) will be
included as a Fitch
Eligible Asset.  The
aggregate notional value
of all swaps will not
exceed the Liquidation
Preference of the
Outstanding Preferred
Shares.
(d) (1) The underlying
securities subject to a
credit default swap sold
by the Trust will be
subject to the applicable
Fitch Discount Factor
for each security subject
to the swap; (2) If the
Trust purchases a credit
default swap and holds
the underlying security,
the Market Value of the
credit default swap and
the underlying security
will be included as a
Fitch Eligible Asset
subject to the Fitch
Discount Factor
assessed based on the
counterparty risk; and
(3) the Trust will not
include a credit default
swap as a Fitch Eligible
Asset purchase by the
Trust without the Trust
holding the underlying
security or when the
Trust busy a credit
default swap for a basket
of securities without
holding all the securities
in the basket.
        (xiii)   Senior Loans:  The Fitch
Discount Factor applied to senior,
secured floating rate Loans made to
corporate and other business entities
("Senior Loans") shall be the percentage
specified in the table below opposite
such Fitch Loan Category:
Fitch Loan
Category
Discount
Factor
A
115%
B
130%
C
152%
D
370%

      Notwithstanding any other provision
contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific
Fitch Loan Category, to the extent that any Fitch
Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.
        (xiv)   GNMAs, FNMAs,
FHLMCs, etc., MBS, asset-backed and
other mortgage-backed securities:
      MBS:  U.S. Government Agency (FNMA,
FHLMC or GNMA) conforming mortgage-backed securities with a stated maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.
      Asset-backed and other mortgage-backed
securities: The percentage determined by reference to the asset type in accordance with the table set forth below.
      Asset Type (with time remaining to
maturity, if applicable)
	Discount Factor

      U.S. Treasury/agency securities (10 years or
less)	118%
      U.S. Treasury/agency securities (greater
than 10 years)	127%
      U.S. agency sequentials (10 years or less)
	120%
      U.S. agency sequentials (greater than 10
years)	142%
      U.S. agency principal only securities	236%
      U.S. agency interest only securities (with
Market Value greater than
      40% of par)	696%
      U.S. agency interest only securities (with
Market Value less than or equal to
      40% of par)	271%
      AAA Lock-Out securities, interest only
	236%
      U.S. agency planned amortization class
bonds (10 years or less)	115%
      U.S. agency planned amortization class
bonds (greater than 10 years)	136%
      AAA sequentials (10 years or less)	118%
      AAA sequentials (greater than 10 years)
	135%
      AAA planned amortization class bonds (10
years or less)	115%
      AAA planned amortization class bonds
(greater than 10 years)	140%
      Jumbo mortgage rated AAA(1)	123%
      Jumbo mortgage rated AA(1)	130%
      Jumbo mortgage rated A(1)	136%
      Jumbo mortgage rated BBB(1)	159%
      Commercial mortgage-backed securities
rated AAA	131%
      Commercial mortgage-backed securities
rated AA	139%
      Commercial mortgage-backed securities
rated A	148%
      Commercial mortgage-backed securities
rated BBB	177%
      Commercial mortgage-backed securities
rated BB	283%
      Commercial mortgage-backed securities
rated B	379%
      Commercial mortgage-backed securities
rated CCC or not rated	950%
(1) Applies to jumbo mortgages, credit
cards, auto loans, home equity loans,
manufactured housing and prime mortgage-
backed securities not issued by a U.S.
agency or instrumentality.
        (xv)   Closed End Registered
Investment Companies: The Fitch
Discount Factor applied to Closed End
Registered Investment Companies is
286%.
        (xvi)   Other Securities: The
Fitch Discount Factor with respect to
securities other than those described
above including ratable securities not
rated by Fitch or any other NRSRO will
be the percentage provided in writing by
Fitch.
      (kk)   "FITCH ELIGIBLE ASSET"
shall mean the following:
        (i)   Common stock, preferred
stock, and any debt security of REITs
and Other Real Estate Companies.
        (ii)   Municipal Obligations that
interest in cash, (ii) do not have their
Fitch rating, as applicable, suspended by
Fitch, and (iii) are part of an issue of
Municipal Obligations of at least
$10,000,000.  In Addition, Municipal
Obligations in the Trust's portfolio must
be within the following investment
guidelines to be Fitch Eligible Assets.
Rating
----------
Minimum
Issue Size
($ Millions) (1)
-------------------
Maximum
Single
Underlying
Obligor Issuer
(%) (2)
------------------
Maximum
State Allowed
(%) (2)(3)
-----------------
AAA
10
100
100
AA
10
20
60
A
10
10
40
BBB
10
6
20
BB
10
4
12
B
10
3
12
CCC
10
2
12
--------------------



(1) Preferred stock has a minimum issue size of
$50 million.
(2) The referenced percentage represents
maximum cumulation total for the related
rating category and each lower rating
category.
(3) Territorial bonds (other than those issued by
Puerto Rico and counted collectively) are
each limited to 10% of Fitch Eligible Assets.
For diversification purposes, Puerto Rico
will be treated as a state.
For purposes of applying the foregoing
requirements and applying the applicable
Fitch Discount Factor, if a Municipal
Obligation is not rated by Fitch but is
rated by Moody's and S&P, such
Municipal Obligation (excluding short-
term Municipal Obligations) will be
deemed to have the Fitch rating which is
the lower of the Moody's and S&P
rating.  If a Municipal Obligation is not
rated by Fitch but is rated by Moody's or
S&P, such Municipal Obligation
(excluding short-term Municipal
Obligations) will be deemed to have
such rating. Eligible Assets shall be
calculated without including cash; and
Municipal Obligations rated F1 by Fitch
or, if not rated by Fitch, rated MIG-1,
VMIG-1 or P-1 by Moody's; or, if not
rated by Moody's, rated A-1+/AA or SP-
1+/AA by S&P shall be considered to
have a long-term rating of A.  When the
Trust sells a Municipal Obligation and
agrees to repurchase such Municipal
Obligation at a future date, such
Municipal Obligation shall be valued at
its Discounted Value for purposes of
determining Fitch Eligible Assets, and
the amount of the repurchase price of
such Municipal Obligation shall be
included as a liability for purposes of
calculating the Preferred Shares Basic
Maintenance Amount.  When the Trust
purchases a Fitch Eligible Asset and
agrees to sell it at a future date, such
Fitch Eligible Asset shall be valued at
the amount of cash to be received by the
Trust upon such future date, provided
that the counterparty to the transaction
has a long-term debt rating of at least A
by Fitch and the transaction has a term
of no more than 30 days; otherwise, such
Fitch Eligible Asset shall be valued at
the Discounted Value of such Fitch
Eligible Asset.
Notwithstanding the foregoing, an asset
will not be considered a Fitch Eligible
Asset for purposes of determining the
Preferred Shares Basic Maintenance
Amount to the extent it is (i) subject to
any material lien, mortgage, pledge,
security interest or security agreement of
any kind (collectively, "Liens"), except
for (a) Liens which are being contested
in good faith by appropriate proceedings
and which Fitch (if Fitch is then rating
the Preferred Shares) has indicated to the
Trust will not affect the status of such
asset as a Fitch Eligible Asset, (b) Liens
for taxes that are not then due and
payable or that can be paid thereafter
without penalty, (c) Liens to secure
payment for services rendered or cash
advanced to the Trust by the investment
adviser, custodian or the Auction Agent,
(d) Liens by virtue of any repurchase
agreement, and (e) Liens in connection
with any futures margin account; or (ii)
deposited irrevocably for the payment of
any liabilities for purposes of
determining the Preferred Shares Basic
Maintenance Amount.
        (iii)   U.S. Government
Securities.
        (iv)   Debt securities, if such
securities have been registered under the
Securities Act or are restricted as to
resale under federal securities laws but
are eligible for resale pursuant to Rule
144A under the Securities Act of 1933,
as amended from time to time, as
determined by the Trust's investment
manager or portfolio manager acting
pursuant to procedures approved by the
Board of Trustees of the Trust; and such
securities are issued by (1) a U.S.
corporation, limited liability company or
limited partnership, (2) a corporation,
limited liability company or limited
partnership domiciled in a member of
the European Union, Argentina,
Australia, Brazil, Chile, Japan, Korea,
and Mexico or other country if Fitch
does not inform the Trust that including
debt securities from such foreign country
will adversely impact Fitch's rating of
the Preferred Shares (the "Approved
Foreign Nations"), (3) the government of
any Approved Foreign Nation or any of
its agencies, instrumentalities or political
subdivisions (the debt securities of
Approved Foreign Nation issuers being
referred to collectively as "Foreign
Bonds"), (4) a corporation, limited
liability company or limited partnership
domiciled in Canada or (5) the Canadian
government or any of its agencies,
instrumentalities or political
subdivisions (the debt securities of
Canadian issuers being referred to
collectively as "Canadian Bonds").
Foreign Bonds held by the Trust will
qualify as Fitch Eligible Assets only up
to a maximum of 20% of the aggregate
Market Value of all assets constituting
Fitch Eligible Assets.  Similarly,
Canadian Bonds held by the Trust will
qualify as Fitch Eligible Assets only up
to a maximum of 20% of the aggregate
Market Value of all assets constituting
Fitch Eligible Assets.  Notwithstanding
the limitations in the two preceding
sentences, Foreign Bonds and Canadian
Bonds held by the Trust will qualify as
Fitch Eligible Assets only up to a
maximum of 30% of the aggregate
Market Value of all assets constituting
Fitch Eligible Assets.  All debt securities
satisfying the foregoing requirements
and restriction of this paragraph are
herein referred to as "Debt Securities."
        (v)   Preferred Stocks if (1)
such securities provide for the periodic
payment of dividends thereon in cash in
U.S. dollars or euros and do not provide
for conversion or exchange into, or have
warrants attached entitling the holder to
receive equity capital at any time over
the respective lives of such securities,
(2) the issuer or such a preferred stock
has common stock listed on either the
New York Stock Exchange, the NYSE
Amex or in the over-the-counter market,
and (3) the issuer of such a preferred
stock has a senior debt rating or
preferred stock rating from Fitch of
BBB- or higher or the equivalent rating
by another Rating Agency.  In addition,
the preferred stocks issue must be at
least $50 million.
        (vi)   Common stocks (1)(a)
which are traded on the New York Stock
Exchange, the NYSE Amex or in the
over-the-counter market, (b) which, if
cash dividend paying, pay cash
dividends in U.S. dollars, and (c) which
may be sold without restriction by the
Trust; provided, however, that (i)
common stock which, while a Fitch
Eligible Asset owned by the Trust,
ceases paying any regular cash dividend
will no longer be considered a Fitch
Eligible Assets until 60 calendar days
after the date of the announcement of
such cessation, unless the issuer of the
common stock has senior debt securities
rated at least A- by Fitch and (ii) the
aggregate Market Value of the Trust's
holdings of the common stock of any
issuer in excess of 5% per U.S. issuer of
the number of Outstanding shares time
the Market Value of such common stock
shall not be a Fitch's Eligible Asset; and
(2) securities denominated in any
currency other than the U.S. dollar and
securities of issuers formed under the
laws of jurisdictions other than the
United States, its states and the District
of Columbia for which there are dollar-
denominated American Depository
Receipts ("ADRs") which are traded in
the United States on exchanges or over-
the-counter and are issued by banks
formed under the laws of the United
States, its states or the District of
Columbia; provided, however, that the
aggregate Market Value of the Trust's
holdings of securities denominated in
currencies other than the U.S. dollar and
ADRs in excess of 3% of the aggregate
Market Value of the Outstanding shares
of common stock of such issuer or in
excess of 10% of the Market Value of
the Trust's Fitch Eligible Assets with
respect to issuers formed under the laws
of any single such non-U.S. jurisdiction
other than Approved Foreign Nations
shall not be a Fitch Eligible Asset
        (vii)   Rule 144A Securities.
        (viii)   Warrants on common
stocks described in (vi) above.
        (ix)   Any common stock,
preferred stock or any debt securities of
REITs or real estate companies.
        (x)   Interest Rate Swaps or
Interest Rate Caps entered into
according to International Swap Dealers
Association ("ISDA") standards if (1)
the counterparty to the swap transaction
has a short-term rating of not less than
F1 by Fitch or the equivalent by another
Rating Agency, or, if the swap
counterparty does not have a short-term
rating, the counterparty's senior
unsecured long-term debt rating is AA or
higher by Fitch or the equivalent by
another Rating Agency and (2) the
original aggregate notional amount of
the Interest Rate Swap or Interest Rate
Cap transaction or transactions is not
greater than the Liquidation Preference
of the Preferred Shares originally issued.
        (xi)   Swaps, including Total
Return Swaps entered into according to
ISDA.
        (xii)   Financial contracts, as
such term is defined in Section
3(c)(2)(B)(ii) of the 1940 Act, not
otherwise provided for in this definition
may be included in Fitch Eligible Assets,
but, with respect to any financial
contract, only upon receipt by the Trust
of a writing from Fitch specifying any
conditions on including such financial
contract in Fitch Eligible Assets and
assuring the Trust that including such
financial contract in the manner so
specified would not affect the credit
rating assigned by Fitch to the Preferred
Shares
        (xiii)   Asset-backed and
mortgage-backed securities.
        (xiv)   Senior loans.
        (xv)   Closed End Registered
Investment Companies that (1) have an
equity market capitalization greater than
$100 million and (2) have an average
trading volume of 50,000 shares per day.
        (xvi)   Fitch Hedging
Transactions.
      Where the Trust sells an asset and agrees to
repurchase such asset in the future, the Discounted
Value of such asset will constitute a Fitch Eligible
Asset and the amount the Trust is required to pay
upon repurchase of such asset will count as a
liability for the purposes of the Preferred Shares
Basic Maintenance Amount.  Where the Trust
purchases an asset and agrees to sell it to a third
party in the future, cash receivable by the Trust
thereby will constitute a Fitch Eligible Asset if the
long-term debt of such other party is rated at least
A- by Fitch or the equivalent by another Rating
Agency and such agreement has a term of 30 days
or less; otherwise the Discounted Value of such
purchased asset will constitute a Fitch Eligible
Asset.
      Notwithstanding the foregoing, an asset will
not be considered a Fitch Eligible Asset to the
extent that it has been irrevocably deposited for the
payment of (i)(a) through (i)(e) under the definition
of Preferred Shares Basic Maintenance Amount or
to the extent it is subject to any Liens, except for (a)
Liens which are being contested in good faith by
appropriate proceedings and which Fitch has
indicated to the Trust will not affect the status of
such asset as a Fitch Eligible Asset, (b) Liens for
taxes that are not then due and payable or that can
be paid thereafter without penalty, (c) Liens to
secure payment for services rendered or cash
advanced to the Trust by its investment manager or
portfolio manager, the Trust's custodian, transfer
agent or registrar or the Auction Agent and (d)
Liens arising by virtue of any repurchase
agreement.
      Fitch diversification limitations:  portfolio
holdings as described below must be within the
following diversification and issue size
requirements in order to be included in Fitch's
Eligible Assets:
EQUITY SECURITIES
Maximum Single Issuer (1)
Large-cap
5%
Mid-cap
5%
Small-cap
5%
(1) Percentages represent both a portion of the
aggregate Market Value and number of
outstanding shares of the common stock
portfolio.
DEBT SECURITIES
RATED AT LEAST (1)
Maximum
Single Issuer
(2)
Maximum Single
Industry (2)(3)
Minimum Issue
Size ($ in million)
(4)
	AAA
100%
100%
$100
	AA-
20%
75%
$100
	A-
10%
50%
$100
	BBB-
6%
25%
$100
	BB-
4%
16%
$50
	B-
3%
12%
$50
	CCC
2%
8%
$50
(1) Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging
Companies.
(2) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(3) Industries are determined according to Fitch's
Industry Classifications, as defined herein.
(4) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation
("FHLMC"), the Federal National Mortgage
Association ("FNMA") or the Government
National Mortgage Association ("GNMA"), which has no minimum issue size.
      If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating
Agencies will be used to determine the Fitch
Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating
Agency will be used to determine the Fitch
Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below
CCC or not rated by any Rating Agency, the Trust will treat the security as if it were "CCC" in the table above.
REIT AND OTHER REAL ESTATE COMPANY
SECURITIES
5% issuer limitation (including common, preferred, debt and other securities)

CLOSED END REGISTERED INVESTMENT COMPANY
SECURITIES
5% issuer limitation(1)
(1)  Percentage represents a portion of
the aggregate Market Value.
        (xvii)   Unrated debt securities
or preferred shares issued by an issuer
which (1) has not filed for bankruptcy in
the past three years; (2) is current on all
interest and principal on such debt
security; (3) is current on distributions
on such preferred shares.
        (xviii)   Interest rate swaps or
caps entered into according to
International Swap Dealers Association
standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not greater than the liquidation preference of the Preferred
Shares originally issued.
        (xix)   U.S. Treasury Securities
and U.S. Treasury Strips.
        (xx)   Short-Term Money
Market Instruments as long as (a) such
securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (b) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (c) such securities are of 2a-7 Money Market
Funds, (d) such securities are repurchase agreements or (e) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.
        (xxi)   Cash (including, for this
purpose, interest and dividends due on
assets rated (a) BBB or higher by Fitch if the payment date is within 5 Business
Days of the Valuation Date, (b) A or
higher by Fitch if the payment is within thirty days of the Valuation Date (c) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Trust may agree from time to time) and receivables for Fitch
Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.
      (ll)   "FITCH EXPOSURE
PERIOD" means the period commencing on
(and including) a given Valuation Date and ending 41 days thereafter.
      (mm)   "FITCH HEDGING
TRANSACTION" shall have the meaning
specified in paragraph (b)(1) of Section 13 of Part I of Article X.
      (nn)   "FORWARD
COMMITMENTS" shall have the meaning
specified in paragraph (a)(iv) of Section M of Part I of Article X.
      (oo)   "HOLDER" with respect to
shares of a Series, shall mean the registered holder of such shares as the same appears on the record books of the Trust.
      (pp)   "HOLD ORDER" and "HOLD
ORDERS" shall have the respective
meanings specified in paragraph (a) of
Section A of Part II of Article X.
      (qq)   "INDEPENDENT
ACCOUNTANT" shall mean a nationally
recognized accountant, or firm of
accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the
Securities Act of 1933, as amended from
time to time.
      (rr)   "INITIAL RATE PERIOD"
with respect to each Series, shall be the period from and including the Date of Original Issue to but excluding the initial
Distribution Payment date for such Series.
      (ss)   "INTEREST EQUIVALENT"
means a yield on a 360-day basis of a
discount basis security, which is equal to the yield on an equivalent interest-bearing security.
      (tt)   "LATE CHARGE" shall have
the meaning specified in subparagraph
(e)(i)(B) of Section B of Part I of Article X.
      (uu)   "LIBOR Dealers" means RBC
Dain Rauscher Inc. and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.
      (vv)   "LIBOR Rate" on any Auction
Date, means (i) the rate for deposits in U.S.
dollars for the designated Distribution
Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate
Page 3750") (or such other page as may
replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business
Day preceding the Auction Date (the
"LIBOR Determination Date"), or (ii) if
such rate does not appear on Telerate Page
3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The
City of New York selected by the LIBOR
Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR
Determination Date for deposits in U.S.
dollars for the designated Distribution
Period in an amount determined by the
LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute
LIBOR Dealers selected by the Trust to
provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR
Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix)
217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate;
(x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month
LIBOR rate; (xii) 315 or more but fewer
than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.
      (ww)   "LIQUIDATION
PREFERENCE" with respect to a given
number of Preferred Shares, means $25,000 times that number.
      (xx)   "LONDON BUSINESS DAY"
means any day on which commercial banks
are generally open for business in London.
      (yy)   "MARKET VALUE" of any
asset of the Trust shall mean the market value thereof determined in accordance with the pricing procedures of the Trust.
      (zz)   "MAXIMUM RATE" shall
mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference
Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The
Auction Agent will round each applicable
Maximum Rate to the nearest one-
thousandth (0.001) of one percent per
annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.
Generally, the applicable distribution rate for any Distribution Period for the Preferred
Shares will not be more than the Maximum
Rate attributable to such shares.  The
Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution
Period.
      (aaa)   "MINIMUM RATE
PERIOD" shall mean any Rate Period
consisting of 7 Rate Period Days for the Preferred Shares.
      (bbb)   "MOODY'S" shall mean
Moody's Investors Service, Inc., a Delaware corporation, and its successors.
      (ccc)   "MOODY'S DISCOUNT
FACTOR" shall mean, for purposes of
determining the Discounted Value of any
Moody's Eligible Asset, the percentage
determined as follows. The Moody's
Discount Factor for any Moody's Eligible
Asset other than the securities set forth below will be the percentage provided in writing by Moody's.
        (i)   Corporate debt
securities:  The percentage determined
by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

Moody's Rating Category
Term to Maturity of
Corporate Debt Security (2)

Aaa

Aa

A

Baa

Ba

B

Unrated(1)
1 year or less.................................... .
109%
112%
115%
118%
137%
 150%
 250%
2 years or less (but longer than 1
year) .
115
118
122
125
146
 160
 250
3 years or less (but longer than 2
years)............................................... .
120
123
127
131
153
 168
 250
4 years or less (but longer than 3
years)............................................... .
126
129
133
138
161
 176
 250
5 years or less (but longer than 4
years)............................................... .
132
135
139
144
168
 185
 250
7 years or less (but longer than 5
years)............................................... .
139
143
147
152
179
 197
 250
10 years or less (but longer than 7
years)............................................... .
145
150
155
160
189
 208
 250
15 years or less (but longer than 10
years)............................................... .
150
155
160
165
196
 216
 250
20 years or less (but longer than 15
years)............................................... .
150
155
160
165
196
 228
 250
30 years or less (but longer than 20
years)............................................... .
150
155
160
165
196
 229
 250
Greater than 30 years....................... .
165
173
181
189
205
 240
 250









      (1)	Unless conclusions regarding
liquidity risk as well as estimates of both the
probability and severity of default for the Trust's
assets can be derived from other sources, securities
rated below B by Moody's and unrated securities
covered by this section (i), which are securities
rated by neither Moody's, S&P nor Fitch, are
limited to 10% of Moody's Eligible Assets. If a
corporate debt security is unrated by Moody's, S&P
or Fitch, the Fund will use the percentage set forth
under "Unrated" in this table. Ratings assigned by
S&P or Fitch are generally accepted by Moody's at
face value. However, adjustments to face value may
be made to particular categories of credits for which
the S&P and/or Fitch rating does not seem to
approximate a Moody's rating equivalent. Split
rated securities assigned by S&P and Fitch will be
accepted at the lower of the two ratings.
      (2)	The Moody's Discount Factors for
debt securities shall also be applied to any
derivative transaction, in which case the rating of
the counterparty shall determine the appropriate
rating category.
For corporate debt securities that do not pay interest
in U.S. dollars, the fund sponsor will use the
applicable currency conversion rates.
Preferred stock:  The Moody's Discount Factor for
taxable preferred stock shall be (1)(2):
Aaa
150%
Aa
155%
A
160%
Baa
165%
Ba
196%
B
216%
<B or Not Rated
250%
Middle Market Bank
Non-cumulative perpetual
preferreds
476%
Investment Grade DRD
165%
Non-Investment Grade
DRD Preferred Stock
216%
(1)	Rule 144A securities' Discount Factor will
be increased by an additional 20%.
(2)	For non-cumulative preferred stock, the
Discount Factor should be amplified by 110%.
Common stock
Common Stocks (1)			Large-Cap
	Mid-Cap	Small-Cap
Discount Factor			200%
	205%		220%
(1)Market cap for Large-cap stocks are $10 billion
and up, Mid-cap stocks range between $2 billion
and $10 billion, and Small-cap stocks are $2 billion
and below.
Convertible securities: (including convertible
preferred)
Delta
Investment
Grade
Non-
Investment
Grade
Unrated
..00 - .40
Use Corporate Debt Securities
Table
250%
..41 - .80
192%
226%
250%
..81 - 1.00
195%
229%
250%

Equity- the convertibles is this group would have a
delta that ranges between 1-.81.  For investment
grade bonds the discount factor would be 195% and
for below investment grade securities the discount
factor would be 229%.
Total Return- the convertibles in this group would
have a delta that ranges between .8-.41.  For
investment grade bonds the discount factor would
be 192% and for below investment grade securities
the discount factor would be 226%.
Yield Alternative- the convertibles in this group
would have a delta that ranges between .4-0.  For
this category the discount factors used are based on
Moody's rating for corporate debt securities table.
Any unrated convertible bonds would receive a
discount factor of 250%.
Upon conversion to common stock, the discount
Factors applicable to common stock will apply.
        (ii)   Common Shares and
Preferred Shares of REITs and Other
Real Estate Companies:
DISCOUNT FACTOR (1)(2)(3)
Common Shares of REITs
154%
Preferred Shares of REITs

	with Senior Implied
or Unsecured 	Moody's (or
Fitch) rating:
154%
	without Senior
Implied or Unsecured
	Moody's (or Fitch)
rating:
208%

DISCOUNT FACTOR (1)(2)(3)
Preferred Shares of Other
Real Estate Companies

	with Senior Implied
or Unsecured 	Moody's (or
Fitch) rating:
208%
	without Senior
Implied or Unsecured
	Moody's (or Fitch)
rating:
250%

(1) A Discount Factor of 250% will be
applied to those assets in a single Moody's
Real Estate Industry/Property Sector
Classification that exceed 30% of Moody's
Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be
applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be
applied if the market capitalization (including common shares and preferred shares) of an issuer is below $500 million.

        (iii)   Debt Securities of REITs
and Other Real Estate Companies (1):
MATURITY
IN YEARS
Aaa
Aa
A
Baa
Ba
B
Unrated(2)
1 or less
109%
112%
115%
118%
137%
150%
250%
2 or less (but
longer than
1)
115%
118%
122%
125%
146%
160%
250%
3 or less (but
longer than
2)
120%
123%
127%
131%
153%
168%
250%
4 or less (but
longer than
3)
126%
129%
133%
138%
161%
176%
250%
5 or less (but
longer than
4)
132%
135%
139%
144%
168%
185%
250%
7 or less (but
longer than
5)
139%
143%
147%
152%
179%
197%
250%
10 or less
(but longer
than 7)
145%
150%
155%
160%
189%
208%
250%
15 or less
(but longer
than 10)
150%
155%
160%
165%
196%
216%
250%
20 or less
(but longer
than 15)
150%
155%
160%
165%
196%
228%
250%
30 or less
(but longer
than 20)
150%
155%
160%
165%
196%
229%
250%
Greater than
30
165%
173%
181%
189%
205%
240%
250%

 (1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets.
If a corporate, municipal or other debt
security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value.
However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

        (iv)   U.S. Treasury Securities
and U.S. Treasury Strips:
REMAINING
TERM TO
MATURITY
FACTOR
U.S.
TREASURY
SECURITIES
DISCOUNT
FACTOR
U.S.
TREASURY
STRIPS
DISCOUNT
1 year or less
107%
107%
2 years or less
(but longer than 1
year)
113%
115%
3 years or less
(but longer than 2
years)
118%
121%
4 years or less
(but longer than 3
years)
123%
128%
5 years or less
(but longer than 4
years)
128%
135%
7 years or less
(but longer than 5
years)
135%
147%
10 years or less
(but longer than 7
years)
141%
163%
15 years or less
(but longer than
10 years)
146%
191%
20 years or less
(but longer than
15 years)
154%
218%
30 years or less
(but longer than
20 years)
154%
244%

        (v)   Short-term
instruments:  The Moody's Discount
Factor applied to short-term portfolio
securities, including without limitation corporate debt securities, Short Term
Money Market Instruments and
municipal debt obligations, will be (A)
100%, so long as such portfolio
securities mature or have a demand
feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure
Period or have a demand feature at par
not exercisable within 49 days of the
relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The
Moody's Discount Factor applied to 2a-
7 Money Market Funds will be 110%.  A
Moody's Discount Factor of 100% will
be applied to cash.
        (vi)   Closed End Registered
Investment Companies:  The Moody's
Discount Factor applied to Closed End
Registered Investment Companies are as
follows:

Type of Closed End Registered
Investment Company

Discount Factor
Domestic Equity Fund
275%
Covered Call Fund
285%
Real Estate Fund
355%
Taxable Bond Fund
290%

      (ddd)   "MOODY'S ELIGIBLE
ASSETS" shall mean the following:
        (i)   Corporate debt securities if
(A) such securities are rated B3 or
higher by Moody's; (B) such securities
provide for the periodic payment of
interest in cash in U.S. dollars or euros,
except that such securities that do not
pay interest in U.S. dollars or euros shall
be considered Moody's Eligible Assets
if they are rated by Moody's or S&P or
Fitch; (C) for debt securities rated Ba1
and below, no more than 10% of the
original amount of such issue may
constitute Moody's Eligible Assets; (D)
such securities have been registered
under the Securities Act or are restricted
as to resale under federal securities laws
but are eligible for resale pursuant to
Rule 144A under the Securities Act as
determined by the Fund's investment
manager or portfolio manager acting
pursuant to procedures approved by the
Board of Trustees, except that such
securities that are not subject to U.S.
federal securities laws shall be
considered Moody's Eligible Assets if
they are publicly traded; and (E) such
securities are not subject to extended
settlement.
   Notwithstanding the foregoing
limitations, (x) corporate debt securities not
rated at least B3 by Moody's or not rated by
Moody's shall be considered to be Moody's
Eligible Assets only to the extent the Market
Value of such corporate debt securities does
not exceed 10% of the aggregate Market
Value of all Moody's Eligible Assets;
provided, however, that if the Market Value
of such corporate debt securities exceeds
10% of the aggregate Market Value of all
Moody's Eligible Assets, a portion of such
corporate debt securities (selected by the
Trust) shall not be considered Moody's
Eligible Assets, so that the Market Value of
such corporate debt securities (excluding
such portion) does not exceed 10% of the
aggregate Market Value of all Moody's
Eligible Assets; and (y) corporate debt
securities rated by neither Moody's nor S&P
nor Fitch shall be considered to be Moody's
Eligible Assets only to the extent such
securities are issued by entities which (i)
have not filed for bankruptcy within the past
three years, (ii) are current on all principal
and interest in their fixed income
obligations, (iii) are current on all preferred
stock dividends, and (iv) possess a current,
unqualified auditor's report without
qualified, explanatory language.
        (ii)   Preferred stocks if (A)
dividends on such preferred stock are
cumulative, (B) such securities provide
for the periodic payment of dividends
thereon in cash in U.S. dollars or euros
and do not provide for conversion or
exchange into, or have warrants attached
entitling the holder to receive, equity
capital at any time over the respective
lives of such securities, (C) the issuer of
such a preferred stock has common stock
listed on either the New York Stock
Exchange or the American Stock
Exchange, or NASDAQ and (D) such
preferred stock has paid consistent cash
dividends in U.S. dollars or euros over
the last three years or has a minimum
rating of A1 (if the issuer of such
preferred stock has other preferred issues
outstanding that have been paying
dividends consistently for the last three
years, then a preferred stock without
such a dividend history would also be
eligible).  In addition, the preferred
stocks must have the following
diversification requirements:  (X) the
preferred stock issue must be greater
than $50 million and (Y) the maximum
holding of preferred stock of each issue
is $5 million.  In addition, preferred
stocks issued by transportation
companies will not be considered
Moody's Eligible Assets;
        (iii)   Common stocks (i) which
(A) are traded on a nationally
recognized stock exchange or in the
over-the-counter market, (B) if cash
dividend paying, pay cash dividends in
US dollars and (C) may be sold without
restriction by the Corporation;
provided, however, that (y) common
stock which, while a Moody's Eligible
Asset owned by the Corporation,
ceases paying any regular cash
dividend will no longer be considered
a Moody's Eligible Asset until 71 days
after the date of the announcement
of such cessation, unless the issuer of
the common stock has senior debt
securities rated at least A3 by Moody's
and (z) the aggregate Market Value of
the Corporation's holdings of the
common stock of any issuer in excess of
4% in the case of utility common stock
and 6% in the case of non-utility
common stock of the aggregate Market
Value of the Corporation's holdings
shall not be Moody's Eligible Assets, (ii)
which are securities denominated in any
currency other than the US dollar or
securities of issuers formed under the
laws of jurisdictions other than the
United States, its states and the District
of Columbia for which there are dollar-
denominated American Depository
Receipts ("ADRs") or their equivalents
which are traded in the United States on
exchanges or over-the-counter and are
issued by banks formed under the laws
of the United States, its states or the
District of Columbia or (iii) which are
securities of issuers formed under the
laws of jurisdictions other than the
United States (and in existence for at
least five years) for which no ADRs are
traded; provided, however, that the
aggregate Market Value of the
Corporation's holdings of securities
denominated in currencies other than the
US dollar and ADRs in excess of (A) 6%
of the aggregate Market Value of the
Outstanding shares of common stock of
such issuer thereof or (B) 10% of the
Market Value of the Corporation's
Moody's Eligible Assets with respect to
issuers formed under the laws of any
single such non-U.S. jurisdiction other
than Australia, Belgium, Canada,
Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands,
New Zealand, Norway, Spain, Sweden,
Switzerland and the United Kingdom,
shall not be a Moody's Eligible Asset.
        (iv)   Common shares,
preferred shares and any debt security of
REITs and Real Estate Companies.
      (a)   Common shares of
REITs and preferred shares and any
debt security of REITs and Other
Real Estate Companies: (A) which
comprise at least 7 of the 14
Moody's Real Estate
Industry/Property Sector
Classifications ("Moody's Sector
Classifications") listed below and of
which no more than 35% may
constitute a single such
classification; (B) which in the
aggregate constitute at least 40
separate classes of common shares,
preferred shares, and debt securities,
issued by at least 30 issuers; (C)
issued by a single issuer which in
the aggregate constitute no more
than 7.0% of the Market Value of
Moody's Eligible Assets, (D) issued
by a single issuer which, with
respect to 50% of the Market Value
of Moody's Eligible Assets,
constitute in the aggregate no more
than 5% of Market Value of
Moody's Eligible Assets; and
      (b)   Unrated debt securities
or preferred securities issued by an
issuer which: (A) has not filed for
bankruptcy within the past three
years; (B) is current on all principal
and interest on such debt security;
(C) is current on such preferred
security distributions; (D) possesses
a current, unqualified auditor's
report without qualified,
explanatory language and (E) in the
aggregate, do not exceed 10% of the
discounted Moody's Eligible
Assets;
        (v)   Interest rate swaps or caps
entered into according to International
Swap Dealers Association ("ISDA")
standards if (a) the counterparty to the
swap transaction has a short-term rating
of not less than P-1 or, if the
counterparty does not have a short-term
rating, the counterparty's senior
unsecured long-term debt rating is A3 or
higher and (b) the original aggregate
notional amount of the interest rate swap
or cap transaction or transactions is not
to be greater than the liquidation
preference of the Preferred Shares
originally issued.  The interest rate swap
or cap transaction will be marked-to-
market daily;
        (vi)   U.S. Treasury Securities
and Treasury Strips;
        (vii)   Short-Term Money
Market Instruments so long as (A) such
securities are rated at least P-1, (B) in
the case of demand deposits, time
deposits and overnight funds, the
depository institution is rated at least A2,
(C) such securities are of 2a-7 Money
Market Funds, (D) such securities are
repurchase agreements, or (E) in all
other cases, the supporting entity (1) is
rated A2 and the security matures within
one month, (2) is rated A1 and the
security matures within three months or
(3) is rated at least Aa3 and the security
matures within six months; provided,
however, that for purposes of this
definition, such instruments (other than
commercial paper rated by Fitch and not
rated by Moody's) need not meet any
otherwise applicable Moody's rating
criteria; and
        (viii)   Cash (including, for this
purpose, interest and dividends due on
assets rated (A) Baa3 or higher by
Moody's if the payment date is within
five Business Days of the Valuation
Date, (B) A2 or higher if the payment
date is within thirty days of the
Valuation Date, and (C) A1 or higher if
the payment date is within 49 days of the
relevant valuation date; provided,
however, that such interest and
dividends may, at the Trust's discretion,
be discounted at the same rate as the
related security or on such other basis as
Moody's and the Trust may agree from
time to time) and receivables for
Moody's Eligible Assets sold if the
receivable is due within five Business
Days of the Valuation Date.
        (ix)   Closed End Registered
Investment Companies.
		Additionally, in order to merit
consideration as an eligible asset, securities should
be issued by entities which:
*	Have not filed for bankruptcy
within the past year
*	Are current on all principal and
interest in their fixed income
obligations
*	Are current on all preferred stock
dividends
*	Possess a current, unqualified
auditor's report without
qualified, explanatory language.
      In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

Ratings
(1)
Maximum
Single
Issuer (2)(3)
Maximum
Single
Industry
(3)(4)
Minimum Issue
Size
($ in million) (5)
Aaa
              100
%
              100
%
                     $100
Aa
                 20
                 60
                       100
A
                 10
                 40
                       100
Baa
                   6
                 20
                       100
Ba
                   4
                 12
                         506
B1-B2
                   3
                   8
                         50
6
B3 or
below
                   2
                   5
                         506

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common
ownership of 25% or more are considered
as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

       (6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.
      Equity Securities:

Industry
Category
Maximum
Single
Issuer
(%) (1)
Maximum
Single
Industry
(%) (1)
Minimum
Single
State (%)
(1)
Utility
4
50
    7 (2)
Industrial
4
45
7
Financial
5
N/A
6
Other
6
20
N/A

      (eee)   "MOODY'S HEDGING
TRANSACTION" shall have the meaning
specified in paragraph (a)(i) of Section 13 of
Part I of Article X.
      (fff)   "MOODY'S INDUSTRY
CLASSIFICATION" means, for the
purposes of determining Moody's Eligible
Assets, each of the following industry
classifications (or such other classifications
as Moody's may from time to time approve
for application to the Preferred Shares):
        (i)   Aerospace and Defense:
Major Contractor, Subsystems,
Research, Aircraft Manufacturing, Arms,
and Ammunition;
        (ii)   Automobile: Automobile
Equipment, Auto-Manufacturing, Auto
Parts Manufacturing, Personal Use
Trailers, Motor Homes, Dealers;
        (iii)   Banking: Bank Holding,
Savings and Loans, Consumer Credit,
Small Loan, Agency, Factoring,
Receivables;
        (iv)   Beverage, Food and
Tobacco: Beer and Ale, Distillers, Wines
and Liquors, Distributors, Soft Drink
Syrup, Bottlers, Bakery, Mill Sugar,
Canned Foods, Corn Refiners, Dairy
Products, Meat Products, Poultry
Products, Snacks, Packaged Foods,
Candy, Gum, Seafood, Frozen Food,
Cigarettes, Cigars, Leaf/Snuff,
Vegetable Oil;
        (v)   Buildings and Real Estate:
Brick, Cement, Climate Controls,
Contracting, Engineering, Construction,
Hardware, Forest Products (building-
related only), Plumbing, Roofing,
Wallboard, Real Estate, Real Estate
Development, REITs, Land
Development;
        (vi)   Chemicals, Plastics and
Rubber: Chemicals (non-agricultural),
Industrial Gases, Sulfur, Plastics, Plastic
Products, Abrasives, Coatings, Paints,
Varnish, Fabricating;
        (vii)   Containers, Packaging
and Glass: Glass, Fiberglass, Containers
made of: Glass, Metal, Paper, Plastic,
Wood or Fiberglass;
        (viii)   Personal and Non-
Durable Consumer Products
(Manufacturing Only): Soaps, Perfumes,
Cosmetics, Toiletries, Cleaning
Supplies, School Supplies;
        (ix)   Diversified/Conglomerate
Manufacturing;
        (x)   Diversified/Conglomerate
Service;
        (xi)   Diversified Natural
Resources, Precious Metals and
Minerals: Fabricating, Distribution;
        (xii)   Ecological: Pollution
Control, Waste Removal, Waste
Treatment and Waste Disposal;
        (xiii)   Electronics: Computer
Hardware, Electric Equipment,
Components, Controllers, Motors,
Household Appliances, Information
Service Communicating Systems,
Radios, TVs, Tape Machines, Speakers,
Printers, Drivers, Technology;
        (xiv)   Finance: Investment
Brokerage, Leasing, Syndication,
Securities;
        (xv)   Farming and Agriculture:
Livestock, Grains, Produce, Agriculture
Chemicals, Agricultural Equipment,
Fertilizers;
        (xvi)   Grocery: Grocery
Stores, Convenience Food Stores;
        (xvii)   Healthcare, Education
and Childcare: Ethical Drugs,
Proprietary Drugs, Research, Health
Care Centers, Nursing Homes, HMOs,
Hospitals, Hospital Supplies, Medical
Equipment;
        (xviii)   Home and Office
Furnishings, House wares, and Durable
Consumer Products: Carpets, Floor
Coverings, Furniture, Cooking, Ranges;
        (xix)   Hotels, Motels, Inns and
Gaming;
        (xx)   Insurance: Life, Property
and Casualty, Broker, Agent, Surety;
        (xxi)   Leisure, Amusement,
Motion Pictures, Entertainment:
Boating, Bowling, Billiards, Musical
Instruments, Fishing, Photo Equipment,
Records, Tapes, Sports, Outdoor
Equipment (Camping), Tourism,
Resorts, Games, Toy Manufacturing,
Motion Picture Production Theaters,
Motion Picture Distribution;
        (xxii)   Machinery (Non-
Agricultural, Non-Construction, Non-
Electronic): Industrial, Machine Tools,
and Steam Generators;
        (xxiii)   Mining, Steel, Iron and
Non-Precious Metals: Coal, Copper,
Lead, Uranium, Zinc, Aluminum,
Stainless Steel, Integrated Steel, Ore
Production, Refractories, Steel Mill
Machinery, Mini-Mills, Fabricating,
Distribution and Sales of the foregoing;
        (xxiv)   Oil and Gas: Crude
Producer, Retailer, Well Supply, Service
and Drilling;
        (xxv)   Printing, Publishing,
and Broadcasting: Graphic Arts, Paper,
Paper Products, Business Forms,
Magazines, Books, Periodicals,
Newspapers, Textbooks, Radio, T.V.,
Cable Broadcasting Equipment;
        (xxvi)   Cargo Transport: Rail,
Shipping, Railroads, Rail-car Builders,
Ship Builders, Containers, Container
Builders, Parts, Overnight Mail,
Trucking, Truck Manufacturing, Trailer
Manufacturing, Air Cargo, Transport;
        (xxvii)   Retail Stores: Apparel,
Toy, Variety, Drugs, Department, Mail
Order Catalog, Showroom;
        (xxviii)   Telecommunications:
Local, Long Distance, Independent,
Telephone, Telegraph, Satellite,
Equipment, Research, Cellular;
        (xxix)   Textiles and Leather:
Producer, Synthetic Fiber, Apparel
Manufacturer, Leather Shoes;
        (xxx)   Personal
Transportation: Air, Bus, Rail, Car
Rental;
        (xxxi)   Utilities: Electric,
Water, Hydro Power, Gas; and
        (xxxii)   Diversified
Sovereigns: Semi-sovereigns, Canadian
Provinces, Supra-national Agencies.
      (ggg)   "MOODY'S REAL ESTATE
INDUSTRY/PROPERTY SECTOR
CLASSIFICATION" means, for the
purposes of determining Moody's Eligible
Assets, each of the following Industry
Classifications (as defined by the National
Association of Real Estate Investment
Trusts, "NAREIT"):
1.	Office
2.	Industrial
3.	Mixed
4.	Shopping Centers
5.	Regional Malls
6.	Free Standing
7.	Apartments
8.	Manufactured Homes
9.	Diversified
10.	Lodging/Resorts
11.	Health Care
12.	Home Financing
13.	Commercial Financing
14.	Self Storage
The Trust will use its
discretion in determining
which NAREIT Industry
Classification is applicable to
a particular investment in
consultation with the
independent auditor and/or
Moody's, as necessary.

      (hhh)   "1940 ACT" shall mean the
Investment Company Act of 1940, as
amended from time to time.
      (iii)   "1940 ACT CURE DATE,"
with respect to the failure by the Trust to
maintain the 1940 Act Preferred Shares
Asset Coverage (as required by Section F of
Part I of Article X) as of the last Business
Day of each month, shall mean the last
Business Day of the following month.
      (jjj)   "1940 ACT PREFERRED
SHARES ASSET COVERAGE" shall mean
asset coverage, as defined in Section 18(h)
of the 1940 Act, of at least 200% with
respect to all outstanding senior securities of
the Trust which are shares, including all
outstanding Preferred Shares (or such other
asset coverage as may in the future be
specified in or under the 1940 Act as the
minimum asset coverage for senior
securities which are shares or stock of a
closed-end investment company as a
condition of declaring dividends on its
common shares or stock).
      (kkk)   "NOTICE OF
REDEMPTION" shall mean any notice with
respect to the redemption of Preferred
Shares pursuant to paragraph (c) of Section
K of Part I of Article X.
      (lll)   "NOTICE OF SPECIAL
RATE PERIOD" shall mean any notice with
respect to a Special Rate Period of shares of
a Series pursuant to subparagraph (d)(i) of
Section D of Part I of Article X.
      (mmm)   "ORDER" and "ORDERS"
shall have the respective meanings specified
in paragraph (a) of Section A of Part II of
Article X.
      (nnn)   "OTHER REAL ESTATE
COMPANIES" shall mean companies that
generally derive at least 50% of their
revenue from real estate or have at least 50%
of their assets in real estate, but not
including REITs.
      (ooo)   "OUTSTANDING" shall
mean, as of any Auction Date with respect
to shares of a Series, the number of shares
theretofore issued by the Trust except,
without duplication, (i) any shares of such
Series theretofore cancelled or delivered to
the Auction Agent for cancellation or
redeemed by the Trust, (ii) any shares of
such Series as to which the Trust or any
Affiliate thereof shall be an Existing Holder
and (iii) any shares of such Series
represented by any certificate in lieu of
which a new certificate has been executed
and delivered by the Trust.
      (ppp)   "PERSON" shall mean and
include an individual, a partnership, a
corporation, a trust, an unincorporated
association, a joint venture or other entity or
a government or any agency or political
subdivision thereof.
      (qqq)   "POTENTIAL BENEFICIAL
OWNER," with respect to shares of a Series,
shall mean a customer (including broker
dealers which are not Broker Dealers) of a
Broker-Dealer that is not a Beneficial Owner
of shares of such Series but that wishes to
purchase shares of such Series, or that is a
Beneficial Owner of shares of such Series
that wishes to purchase additional shares of
such Series.
      (rrr)   "POTENTIAL HOLDER,"
with respect to Preferred Shares, shall mean
a Broker-Dealer (or any such other person as
may be permitted by the Trust) that is not an
Existing Holder of Preferred Shares or that
is an Existing Holder of Preferred Shares
that wishes to become the Existing Holder
of additional Preferred Shares.
      (sss)   "PREFERRED SHARES"
shall have the meaning set forth in the third
paragraph of Article X.
      (ttt)   "PREFERRED SHARES
BASIC MAINTENANCE AMOUNT" as of
any Valuation Date, shall mean the dollar
amount equal to the sum of (i)(A) the
product of the number of Preferred Shares
outstanding on such date (including
Preferred Shares held by an Affiliate of the
Trust but not Preferred Shares held by the
Trust) multiplied by $25,000 (plus the
product of the number of shares of any other
series of preferred shares outstanding on
such date multiplied by the liquidation
preference of such shares) plus any
redemption premium applicable to Preferred
Shares (or other preferred shares) then
subject to redemption; (B) the aggregate
amount of distributions that will have
accumulated at the respective Applicable
Rates (whether or not earned or declared) to
(but not including) the first respective
Distribution Payment Dates for the Preferred
Shares outstanding that follows such
Valuation Date; (C) the aggregate amount of
distributions that would accumulate on
Preferred Shares outstanding from such first
Distribution Payment Dates therefor
referenced in (B) of this paragraph through
the 45th day after such Valuation Date at the
respective Applicable Rates referenced in
(B) of this paragraph; (D) the amount of
anticipated non-interest expenses of the
Trust for the 90 days subsequent to such
Valuation Date; (E) the amount of the
current outstanding balances of any
indebtedness or obligations of the Trust
senior in right of payment to the Preferred
Shares plus distributions accrued together
with 30 days additional distributions on the
current outstanding balances calculated at
the current rate; and (F) any other current
liabilities payable during the 30 days
subsequent to such Valuation Date,
including, without limitation, indebtedness
due within one year and any redemption
premium due with respect to the Preferred
Shares for which a Notice of Redemption
has been sent, as of such Valuation Date, to
the extent not reflected in any of (i)(A)
through (i)(E) (including, without limitation,
any liabilities incurred for the purpose of
clearing securities transactions) less (ii) the
sum of any cash plus the value of any of the
Trust's assets irrevocably deposited by the
Trust for the payment of any of (i)(A)
through (i)(F) ("value," for purposes of this
clause (ii), means the Discounted Value of
the security, except that if the security
matures prior to the relevant redemption
payment date and is either fully guaranteed
by the U.S. Government or is rated at least
P-1 by Moody's, it will be valued at its face
value).
      (uuu)   "PREFERRED SHARES
BASIC MAINTENANCE CURE DATE,"
with respect to the failure by the Trust to
satisfy the Preferred Shares Basic
Maintenance Amount (as required by
paragraph (a) of Section G of Part I of
Article X) as of a given Valuation Date,
shall mean the seventh Business Day
following such Valuation Date.
      (vvv)   "PREFERRED SHARES
BASIC MAINTENANCE REPORT" shall
mean a report signed by the President,
Treasurer, Assistant Treasurer, Controller,
Assistant Controller or any Senior Vice
President or Vice President of the Trust
which sets forth, as of the related Valuation
Date, the assets of the Trust, the Market
Value and the Discounted Value thereof
(seriatim and in aggregate), and the
Preferred Shares Basic Maintenance
Amount.
      (www)   "PRICING SERVICE"
shall mean any pricing service designated
from time to time in accordance with the
Trust's pricing procedures.
      (xxx)   "QUARTERLY
VALUATION DATE" shall mean the last
Business Day of each March, June,
September and December of each year,
commencing on March 31, 2004.
      (yyy)   "RATE PERIOD," with
respect to shares of a Series, shall mean the
Initial Rate Period and any Subsequent Rate
Period, including any Special Rate Period.
      (zzz)   "RATE PERIOD DAYS," for
any Rate Period or Distribution Period,
means the number of days that would
constitute such Rate Period or Distribution
Period but for the application of paragraph
(d) of Section B of Part I of Article X or
paragraph (b) of Section D of Part I of
Article X.
      (aaaa)   "REFERENCE BANKS"
means four major banks in the London
interbank market selected by RBC Dain
Rauscher Inc. or its affiliates or successors
or such other party as the Trust may from
time to time appoint.
      (bbbb)   "REIT," or real estate
investment trust, means a company
dedicated to owning, operating or financing
real estate.
      (cccc)   "REDEMPTION PRICE"
shall mean the applicable redemption price
specified in Section K of Part I of Article X.
      (dddd)   "REFERENCE RATE"
shall mean, with respect to the determination
of the Maximum Rate, the applicable
LIBOR Rate (for a distribution period or a
special distribution period of fewer than 365
days), and the applicable Treasury Index
Rate (for a special distribution period of 365
days or more).
      (eeee)   "S&P" shall mean Standard
& Poor's Ratings Services and its
successors.
      (ffff)   "SECURITIES
DEPOSITORY" shall mean The Depository
Trust Company and its successors and
assigns or any other securities depository
selected by the Trust that agrees to follow
the procedures required to be followed by
such securities depository in connection
with the Preferred Shares.
      (gggg)   "SELL ORDER" and
"SELL ORDERS" shall have the respective
meanings specified in paragraph (a) of
Section A of Part II of Article X.
      (hhhh)   "Series" shall have the
meaning given in the third paragraph of
Article X.
      (iiii)   "Series F" shall have the
meaning given in the fifth paragraph of
Article X.
      (jjjj)   "Series M" shall have the
meaning given in the forth paragraph of
Article X.
      (kkkk)   "SERIES T" shall have the
meaning given in the first paragraph of
Article X.
      (llll)   "SERIES Th" shall have the
meaning given in the second paragraph of
Article X.
      (mmmm)   "SERIES W" shall have
the meaning given in the third paragraph of
Article X.
      (nnnn)   "SHORT-TERM MONEY
MARKET INSTRUMENTS" shall mean the
following types of instruments if, on the date
of purchase or other acquisition thereof by
the Trust, the remaining term to maturity
thereof is not in excess of 180 days:
        (i)   commercial paper rated A-
1 or the equivalent if such commercial
paper matures in 30 days or A-1+ or the
equivalent if such commercial paper
matures in over 30 days;
        (ii)   demand or time deposits
in, and banker's acceptances and
certificates of deposit of (A) a depository
institution or trust company incorporated
under the laws of the United States of
America or any state thereof or the
District of Columbia or (B) a United
States branch office or agency of a
foreign depository institution (provided
that such branch office or agency is
subject to banking regulation under the
laws of the United States, any state
thereof or the District of Columbia);
        (iii)   overnight funds;
        (iv)   U.S. Government
Securities;
        (v)   registered investment
companies that are money market funds
in compliance with Rule 2a-7 under the
1940 Act ("2a-7 Money Market Funds");
and
        (vi)   overnight repurchase
agreements.
      (oooo)   "SPECIAL RATE
PERIOD," with respect to Preferred Shares,
shall have the meaning specified in
paragraph (a) of Section D of Part I of
Article X.
      (pppp)   "SPECIAL REDEMPTION
PROVISIONS" shall have the meaning
specified in subparagraph (a)(i) of Section K
of Part I of Article X.
      (qqqq)   "SUBMISSION
DEADLINE" shall mean 1:00 P.M., Eastern
time, on any Auction Date or such other
time on any Auction Date by which Broker-
Dealers are required to submit Orders to the
Auction Agent as specified by the Auction
Agent from time to time.
      (rrrr)   "SUBMITTED BID" and
"SUBMITTED BIDS" shall have the
respective meanings specified in paragraph
(a) of Section C of Part II of Article X.
      (ssss)   "SUBMITTED HOLD
ORDER" and "SUBMITTED HOLD
ORDERS" shall have the respective
meanings specified in paragraph (a) of
Section C of Part II of Article X.
      (tttt)   "SUBMITTED ORDER" and
"SUBMITTED ORDERS" shall have the
respective meanings specified in paragraph
(a) of Section C of Part II of Article X.
      (uuuu)   "SUBMITTED SELL
ORDER" and "SUBMITTED SELL
ORDERS" shall have the respective
meanings specified in paragraph (a) of
Section C of Part II of Article X.
      (vvvv)   "SUBSEQUENT RATE
PERIOD," with respect to Preferred Shares,
shall mean the period from and including the
first day following the Initial Rate Period of
Preferred Shares to but excluding the next
Distribution Payment Date for Preferred
Shares and any period thereafter from and
including one Distribution Payment Date for
Preferred Shares to but excluding the next
succeeding Distribution Payment Date for
Preferred Shares; provided, however, that if
any Subsequent Rate Period is also a Special
Rate Period, such term shall mean the period
commencing on the first day of such Special
Rate Period and ending on the last day of the
last Distribution Period thereof.
      (wwww)   "SUBSTITUTE U.S.
GOVERNMENT SECURITIES DEALER"
shall mean Credit Suisse First Boston or
Merrill Lynch, Pierce, Fenner & Smith
Incorporated or their respective affiliates or
successors, if such entity is a U.S.
Government securities dealer or such other
entity designated by the Trust; provided,
however, that none of such entities shall be a
U.S. Government Securities Dealer.
      (xxxx)   "TREASURY BILL" shall
mean a direct obligation of the U.S.
Government having a maturity at the time of
issuance of 364 days or less.
      (yyyy)   "TREASURY FUTURES"
shall have the meaning specified in
paragraph (a)(i) of Section M of Part I of
Article X.
      (zzzz)   "TREASURY INDEX
RATE" means the average yield to maturity
for actively traded marketable U.S. Treasury
fixed interest rate securities having the same
number of 30-day periods to maturity as the
length of the applicable Distribution Period,
determined, to the extent necessary, by
linear interpolation based upon the yield for
such securities having the next shorter and
next longer number of 30-day periods to
maturity treating all Distribution Periods
with a length greater than the longest
maturity for such securities as having a
length equal to such longest maturity, in all
cases based upon data set forth in the most
recent weekly statistical release published
by the Board of Governors of the Federal
Reserve System (currently in H.15 (519));
provided, however, if the most recent such
statistical release shall not have been
published during the 15 days preceding the
date of computation, the foregoing
computations shall be based upon the
average of comparable data as quoted to the
Trust by at least three recognized dealers in
U.S. Government Securities selected by the
Trust.
      (aaaaa)   "TREASURY NOTE" shall
mean a direct obligation of the U.S.
Government having a maturity at the time of
issuance of five years or less but more than
364 days.
      (bbbbb)   "TREASURY NOTE
RATE," on any date for any Rate Period,
shall mean (i) the yield on the most recently
auctioned Treasury Note with a remaining
maturity closest to the length of such Rate
Period, as quoted in The Wall Street Journal
on such date for the Business Day next
preceding such date; or (ii) in the event that
any such rate is not published in The Wall
Street Journal, then the yield as calculated
by reference to the arithmetic average of the
bid price quotations of the most recently
auctioned Treasury Note with a remaining
maturity closest to the length of such Rate
Period, as determined by bid price
quotations as of the close of business on the
Business Day immediately preceding such
date obtained from the U.S. Government
Securities Dealers to the Auction Agent.  If
any U.S. Government Securities Dealer does
not quote a rate required to determine the
Treasury Note Rate, the Treasury Note Rate
shall be determined on the basis of the
quotation or quotations furnished by the
remaining U.S. Government Securities
Dealer or U.S. Government Securities
Dealers and any Substitute U.S. Government
Securities Dealers selected by the Trust to
provide such rate or rates not being supplied
by any U.S. Government Securities Dealer
or U.S. Government Securities Dealers, as
the case may be, or, if the Trust does not
select any such Substitute U.S. Government
Securities Dealer or Substitute U.S.
Government Securities Dealers, by the
remaining U.S. Government Securities
Dealer or U.S. Government Securities
Dealers.
      (ccccc)   "TRUST" shall mean the
entity named on the first page, which is the
issuer of the Preferred Shares.
      (ddddd)   "U.S. GOVERNMENT
SECURITIES DEALER" shall mean
Lehman Government Securities
Incorporated, Goldman, Sachs & Co.,
Salomon Brothers Inc., Morgan Guaranty
Trust Company of New York and any other
U.S. Government Securities Dealer selected
by the Trust as to which Moody's (if
Moody's is then rating the Preferred Shares)
or Fitch (if Fitch is then rating the Preferred
Shares) shall not have objected or their
respective affiliates or successors, if such
entity is a U.S. Government Securities
Dealer.
      (eeeee)   "U.S. TREASURY
SECURITIES" means direct obligations of
the United States Treasury that are entitled
to the full faith and credit of the United
States.
      (fffff)   "U.S. TREASURY STRIPS"
means securities based on U.S. Treasury
Securities created through the Separate
Trading of Registered Interest and Principal
of Securities program.
      (ggggg)   "VALUATION DATE"
shall mean, for purposes of determining
whether the Trust is maintaining the
Preferred Shares Basic Maintenance
Amount, the last Business Day of each
month.
      (hhhhh)   "VOTING PERIOD" shall
have the meaning specified in paragraph (b)
of Section E of Part I of Article X.
      (iiiii)   "WINNING BID RATE"
shall have the meaning specified in
paragraph (a) of Section C of Part II of
Article X.
PART I
      A.   NUMBER OF AUTHORIZED
SHARES.  The number of authorized shares
constituting Series F is 1,000, of which 400 shares
will be issued on such other date as the officers of
the Trust may determine.  The number of authorized
shares constituting Series M is 15,000, of which 900
shares will be issued on such other date as the
officers of the Trust may determine.  The number of
authorized shares constituting Series T is 3,000, of
which 2,000 shares will be issued on such other date
as the officers of the Trust may determine.  The
number of authorized shares constituting Series Th
is 7,320, of which 680 shares will be issued on such
other date as the officers of the Trust may
determine.  The number of authorized shares
constituting Series W is 8,000, of which 800 shares
will be issued on such other date as the officers of
the Trust may determine.
      B.   DISTRIBUTIONS.
   (a)   RANKING.  The Preferred Shares
shall rank on a parity with each other and
with any other series of preferred shares as
to the payment of distributions by the Trust.
   (b)   CUMULATIVE CASH
DISTRIBUTIONS.  The Holders of any
Series shall be entitled to receive, when, as
and if declared by the Board of Trustees, out
of funds legally available therefor in
accordance with the Declaration of Trust
and applicable law, cumulative cash
distributions at the Applicable Rate for
shares of such series, determined as set forth
in paragraph (e) of this Section B, and no
more (except to the extent set forth in
Section C of this Part I), payable on the
Distribution Payment Dates with respect to
shares of the Series determined pursuant to
paragraph (d) of this Section B.  Holders of
Preferred Shares shall not be entitled to any
distribution, whether payable in cash,
property or shares, in excess of full
cumulative distributions, as herein provided,
on Preferred Shares.  No interest, or sum of
money in lieu of interest, shall be payable in
respect of any distribution payment or
payments on Preferred Shares which may be
in arrears, and, except to the extent set forth
in subparagraph (e)(i) of this Section B, no
additional sum of money shall be payable in
respect of any such arrearage.
   (c)   DISTRIBUTIONS CUMULATIVE
FROM DATE OF ORIGINAL ISSUE.
Distributions on Preferred Shares shall
accumulate at the Applicable Rate from the
Date of Original Issue thereof.
   (d)   DISTRIBUTION PAYMENT
DATES AND ADJUSTMENT THEREOF.
Distributions on Preferred Shares shall be
payable for the Initial Rate Period on a date
designated by the Board of Trustees, and, if
declared by the Board of Trustees (which
declaration may be by a single resolution for
multiple such dates), on each seventh day
thereafter (or after the Distribution Payment
Date with respect to an intervening Special
Rate Period), with respect to the Preferred
Share (each date being a "Distribution
Payment Date"); provided, however, that:
(i)   if the day on which distributions
would otherwise be payable on
Preferred Shares is not a Business
Day, then such distributions shall be
payable on such Preferred Shares on
the first Business Day that falls after
such day, and
(ii)   notwithstanding this paragraph
(d) of Section B, the Trust in its
discretion may establish the
Distribution Payment Dates in
respect of any Special Rate Period of
Preferred Shares consisting of more
than 7 Rate Period Days, with
respect to a Series; provided,
however, that such dates shall be set
forth in the Notice of Special Rate
Period relating to such Special Rate
Period, as delivered to the Auction
Agent, which Notice of Special Rate
Period shall be filed with the
Secretary of the Trust; and further
provided that (1) any such
Distribution Payment Date shall be a
Business Day and (2) the last
Distribution Payment Date in respect
of such Special Rate Period shall be
the Business Day immediately
following the last day thereof, as
such last day is determined in
accordance with paragraph (b) of
Section D of this Part I.
   (e)   DISTRIBUTION RATES AND
CALCULATION OF DISTRIBUTIONS.
(i)   DISTRIBUTION RATES.  The
distribution rate on Preferred Shares
during the period from and after the
Date of Original Issue of Preferred
Shares to and including the last day
of the Initial Rate Period of such
Preferred Shares shall be equal to the
rate per annum determined with
respect to such Preferred Shares
pursuant to a resolution of the Board
of Trustees, as set forth under
"Designation." The initial
distribution rate on any series of
preferred shares subsequently
established by the Trust shall be the
rate set forth in or determined in
accordance with the resolutions of
the Board of Trustees establishing
such series.  For each Subsequent
Rate Period of Preferred Shares, the
distribution rate on such Preferred
Shares shall be equal to the rate per
annum that results from an Auction
for shares of the applicable Series on
the Auction Date next preceding
such Subsequent Rate Period (but the
rate set at the Auction will not
exceed the Maximum Rate);
provided, however, that if:
(A)   subject to Section I of Part
II, an Auction for any
Subsequent Rate Period of
Preferred Shares is not held for
any reason other than as
described below or if Sufficient
Clearing Orders have not been
made in an Auction (other than
as a result of all Preferred Shares
being the subject of Submitted
Hold Orders), then the
distribution rate on the shares of
the applicable Series for such
Subsequent Rate Period will be
the Maximum Rate of such
Series on the Auction Date
therefor;
(B)   any Failure to Deposit shall
have occurred with respect to
shares of any Series during any
Rate Period thereof (other than
any Special Rate Period
consisting of more than 364 Rate
Period Days or any Rate Period
succeeding any Special Rate
Period consisting of more than
364 Rate Period Days during
which a Failure to Deposit
occurred that has not been
cured), but, prior to 12:00 Noon,
Eastern time, on the third
Business Day next succeeding
the date on which such Failure to
Deposit occurred, such Failure to
Deposit shall have been cured in
accordance with paragraph (f) of
this Section B and the Trust shall
have paid to the Auction Agent a
late charge ("Late Charge") equal
to the sum of (1) if such Failure
to Deposit consisted of the
failure timely to pay to the
Auction Agent the full amount of
distributions with respect to any
Distribution Period of shares of
such Series, an amount computed
by multiplying (x) 200% of the
Reference Rate for the Rate
Period during which such Failure
to Deposit occurs on the
Distribution Payment Date for
such Distribution Period by (y) a
fraction, the numerator of which
shall be the number of days for
which such Failure to Deposit
has not been cured in accordance
with paragraph (f) of this Section
B (including the day such Failure
to Deposit occurs and excluding
the day such Failure to Deposit is
cured) and the denominator of
which shall be 360, and applying
the rate obtained against the
aggregate Liquidation Preference
of the outstanding shares of such
Series and (2) if such Failure to
Deposit consisted of the failure
timely to pay to the Auction
Agent the Redemption Price of
the shares, if any, of such Series
for which Notice of Redemption
has been mailed by the Trust
pursuant to paragraph (c) of
Section K of this Part I, an
amount computed by multiplying
(x) 200% of the Reference Rate
for the Rate Period during which
such Failure to Deposit occurs on
the redemption date by (y) a
fraction, the numerator of which
shall be the number of days for
which such Failure to Deposit is
not cured in accordance with
paragraph (f) of this Section B
(including the day such Failure to
Deposit occurs and excluding the
day such Failure to Deposit is
cured) and the denominator of
which shall be 360, and applying
the rate obtained against the
aggregate Liquidation Preference
of the outstanding shares of such
Series to be redeemed, then no
Auction will be held, in respect
of shares of such Series for the
Subsequent Rate Period thereof
and the distribution rate for
shares of such Series for such
Subsequent Rate Period will be
the Maximum Rate on the
Auction Date for such
Subsequent Rate Period;
(C)   any Failure to Deposit shall
have occurred with respect to
shares of any Series during any
Rate Period thereof (other than
any Special Rate Period
consisting of more than 364 Rate
Period Days or any Rate Period
succeeding any Special Rate
Period consisting of more than
364 Rate Period Days during
which a Failure to Deposit
occurred that has not been
cured), and, prior to 12:00 Noon,
Eastern time, on the third
Business Day next succeeding
the date on which such Failure to
Deposit occurred, such Failure to
Deposit shall not have been
cured in accordance with
paragraph (f) of this Section B or
the Trust shall not have paid the
applicable Late Charge to the
Auction Agent, then no Auction
will be held in respect of shares
of such Series for the first
Subsequent Rate Period thereof
thereafter (or for any Rate Period
thereof thereafter to and
including the Rate Period during
which (1) such Failure to Deposit
is cured in accordance with
paragraph (f) of this Section B
and (2) the Trust pays the
applicable Late Charge to the
Auction Agent (the condition set
forth in this clause (2) to apply
only in the event Moody's is
rating such shares at the time the
Trust cures such Failure to
Deposit), in each case no later
than 12:00 Noon, Eastern time,
on the fourth Business Day prior
to the end of such Rate Period),
and the distribution rate for
shares of such Series for each
such Subsequent Rate Period for
shares of such Series shall be a
rate per annum equal to the
Maximum Rate on the Auction
Date for such Subsequent Rate
Period (but with the prevailing
rating for shares of such Series,
for purposes of determining such
Maximum Rate, being deemed to
be "Below "Baa3"/BBB-"); or
(D)   any Failure to Deposit shall
have occurred with respect to
shares of any Series during a
Special Rate Period thereof
consisting of more than 364 Rate
Period Days, or during any Rate
Period thereof succeeding any
Special Rate Period consisting of
more than 364 Rate Period Days
during which a Failure to Deposit
occurred that has not been cured,
and, prior to 12:00 Noon, Eastern
time, on the fourth Business Day
preceding the Auction Date for
the Rate Period subsequent to
such Rate Period, such Failure to
Deposit shall not have been
cured in accordance with
paragraph (f) of this Section B
or, in the event Moody's is then
rating such shares, the Trust shall
not have paid the applicable Late
Charge to the Auction Agent
(such Late Charge, for purposes
of this subparagraph (D), to be
calculated by using, as the
Reference Rate, the Reference
Rate applicable to a Rate Period
(x) consisting of more than 270
Rate Period Days and (y)
commencing on the date on
which the Rate Period during
which Failure to Deposit occurs
commenced), then no Auction
will be held with respect to
shares of such Series for such
Subsequent Rate Period (or for
any Rate Period thereof
thereafter to and including the
Rate Period during which (1)
such Failure to Deposit is cured
in accordance with paragraph (f)
of this Section B and (2) the
Trust pays the applicable Late
Charge to the Auction Agent (the
condition set forth in this clause
(2) to apply only in the event
Moody's is rating such shares at
the time the Trust cures such
Failure to Deposit), in each case
no later than 12:00 Noon, Eastern
time, on the fourth Business Day
prior to the end of such Rate
Period), and the distribution rate
for shares of such Series for each
such Subsequent Rate Period
shall be a rate per annum equal to
the Maximum Rate for shares of
such Series on the Auction Date
for such Subsequent Rate Period
(but with the prevailing rating for
shares of such Series, for
purposes of determining such
Maximum Rate, being deemed to
be "Below "Baa3"/BBB-").
(ii)   CALCULATION OF
DISTRIBUTIONS.  The amount of
distributions per share payable on
Preferred Shares on any date on
which distributions on shares of a
Series shall be payable shall be
computed by multiplying the
Applicable Rate for shares of such
Series in effect for such Distribution
Period or Distribution Periods or part
thereof for which distributions have
not been paid by a fraction, the
numerator of which shall be the
number of days in such Distribution
Period or Distribution Periods or part
thereof and the denominator of
which shall be 360, and applying the
rate obtained against $25,000.
   (f)   CURING A FAILURE TO
DEPOSIT.  A Failure to Deposit with
respect to Preferred Shares shall have been
cured (if such Failure to Deposit is not
solely due to the willful failure of the Trust
to make the required payment to the Auction
Agent) with respect to any Rate Period of
shares of any Series if, within the respective
time periods described in subparagraph
(e)(i) of this Section B, the Trust shall have
paid to the Auction Agent (A) all
accumulated and unpaid distributions on
shares of such Series and (B) without
duplication, the Redemption Price for
shares, if any, of such Series for which
Notice of Redemption has been mailed by
the Trust pursuant to paragraph (c) of
Section K of Part I of Article X; provided,
however, that the foregoing clause (B) shall
not apply to the Trust's failure to pay the
Redemption Price in respect of Preferred
Shares when the related Redemption Notice
provides that redemption of such Preferred
Shares is subject to one or more conditions
precedent and any such condition precedent
shall not have been satisfied at the time or
times and in the manner specified in such
Notice of Redemption.
   (g)   DISTRIBUTION PAYMENTS BY
TRUST TO AUCTION AGENT.  The Trust
shall pay to the Auction Agent, not later
than 12:00 Noon, Eastern time, on each
Distribution Payment Date for Preferred
Shares, an aggregate amount of funds
available in The City of New York, New
York, equal to the distributions to be paid to
all Holders of shares of any Series on such
Distribution Payment Date.
   (h)   AUCTION AGENT AS TRUSTEE
OF DISTRIBUTION PAYMENTS BY
TRUST.  All moneys paid to the Auction
Agent for the payment of distributions shall
be held in trust for the payment of such
distributions by the Auction Agent for the
benefit of the Holders specified in paragraph
(i) of this Section B.  Any moneys paid to
the Auction Agent in accordance with the
foregoing but not applied by the Auction
Agent to the payment of distributions will,
to the extent permitted by law, be repaid to
the Trust at the end of 90 days from the date
on which such moneys were so to have been
applied.
   (i)   DISTRIBUTIONS PAID TO
HOLDERS.  Each distribution on Preferred
Shares shall be paid on the Distribution
Payment Date therefor to the Holders
thereof as their names appear on the record
books of the Trust on the Business Day next
preceding such Distribution Payment Date.
   (j)   DISTRIBUTIONS CREDITED
AGAINST EARLIEST ACCUMULATED
BUT UNPAID DISTRIBUTIONS.  Any
distribution payment made on Preferred
Shares shall first be credited against the
earliest accumulated but unpaid distributions
due with respect to such Preferred Shares.
Distributions in arrears for any past
Distribution Period may be declared and
paid at any time, without reference to any
regular Distribution Payment Date, to the
Holders as their names appear on the record
books of the Trust on such date, not
exceeding 15 days preceding the payment
date thereof, as may be fixed by the Board
of Trustees.
      C.   RESERVED.
      D.   DESIGNATION OF SPECIAL RATE
PERIODS.
   (a)   LENGTH OF AND
PRECONDITIONS FOR SPECIAL RATE
PERIOD.  The Trust, at its option, may
designate any succeeding Subsequent Rate
Period of Preferred Shares as a special rate
period consisting of a specified number of
Rate Period Days, other than the number of
Rate Period Days comprising a Minimum
Rate Period, that is evenly divisible by
seven, subject to adjustment as provided in
paragraph (b) of this Section D (each such
period, a "Special Rate Period").  A
designation of a Special Rate Period shall be
effective only if (A) notice thereof shall
have been given in accordance with
paragraph (c) and subparagraph (d)(i) of this
Section D, (B) an Auction for shares of a
Series shall have been held on the Auction
Date immediately preceding the first day of
such proposed Special Rate Period and
Sufficient Clearing Bids for shares of such
Series shall have existed in such Auction,
and (C) if any Notice of Redemption shall
have been mailed by the Trust pursuant to
paragraph (c) of Section K of this Part I with
respect to any shares of such Series, the
Redemption Price with respect to such
shares shall have been deposited with the
Auction Agent.  In the event the Trust
wishes to designate any succeeding
Subsequent Rate Period for Preferred Shares
as a Special Rate Period consisting of more
than 28 Rate Period Days, the Trust shall
notify Fitch (if Fitch is then rating the
Preferred Shares) and Moody's (if Moody's
is then rating the Preferred Shares) in
advance of the commencement of such
Subsequent Rate Period that the Trust
wishes to designate such Subsequent Rate
Period as a Special Rate Period and shall
provide Fitch (if Fitch is then rating the
Preferred Shares) and Moody's (if Moody's
is then rating the Preferred Shares) with
such documents as either may request.  In
addition, full cumulative distributions, any
amounts due with respect to mandatory
redemptions and any additional distributions
payable prior to such date must be paid in
full or deposited with the Auction Agent.
The Trust also must have portfolio securities
with a discounted value at least equal to the
Preferred Shares Basic Maintenance
Amount.
   (b)   ADJUSTMENT OF LENGTH OF
SPECIAL RATE PERIOD.  In the event the
Trust wishes to designate a Subsequent Rate
Period as a Special Rate Period, but the day
following what would otherwise be the last
day of such Special Rate Period is not a (i)
Wednesday that is a Business Day in case of
Series T, then the Trust shall designate such
Subsequent Rate Period as a Special Rate
Period consisting of the period commencing
on the first day following the end of the
immediately preceding Rate Period and
ending on the first Tuesday that is followed
by a Wednesday that is a Business Day
preceding what would otherwise be such last
day in the case of Series T, (ii) Friday that is
a Business Day in case of Series Th, then the
Trust shall designate such Subsequent Rate
Period as a Special Rate Period consisting of
the period commencing on the first day
following the end of the immediately
preceding Rate Period and ending on the
first Tuesday that is followed by a
Wednesday that is a Business Day preceding
what would otherwise be such last day in the
case of Series Th or (iii) Thursday that is a
Business Day in case of Series W, then the
Trust shall designate such Subsequent Rate
Period as a Special Rate Period consisting of
the period commencing on the first day
following the end of the immediately
preceding Rate Period and ending on the
first Tuesday that is followed by a
Wednesday that is a Business Day preceding
what would otherwise be such last day in the
case of Series W.
   (c)   NOTICE OF PROPOSED
SPECIAL RATE PERIOD.  If the Trust
proposes to designate any succeeding
Subsequent Rate Period of Preferred Shares
as a Special Rate Period pursuant to
paragraph (a) of this Section D, not less than
7 (or such lesser number of days as
determined by the Trust with appropriate
consultation with the Auction Agent and
Broker-Dealers) nor more than 30 days prior
to the date the Trust proposes to designate as
the first day of such Special Rate Period
(which shall be such day that would
otherwise be the first day of a Minimum
Rate Period), notice shall be mailed by the
Trust by first-class mail, postage prepaid, to
the Holders of shares of the applicable
Series.  Each such notice shall state (A) that
the Trust may exercise its option to
designate a succeeding Subsequent Rate
Period of shares of such Series as a Special
Rate Period, specifying the first day thereof
and (B) that the Trust will, by 11:00 A.M.,
Eastern time, on the second Business Day
next preceding such date (or by such later
time or date, or both, as determined by the
Trust with appropriate consultation with the
Auction Agent and Broker-Dealers) notify
the Auction Agent of either (x) its
determination, subject to certain conditions,
to exercise such option, in which case the
Trust shall specify the Special Rate Period
designated, or (y) its determination not to
exercise such option.
   (d)   NOTICE OF SPECIAL RATE
PERIOD.  No later than 11:00 A.M., Eastern
time, on the second Business Day next
preceding the first day of any proposed
Special Rate Period of shares of a Series as
to which notice has been given as set forth
in paragraph (c) of this Section D (or such
later time or date, or both, as determined by
the Trust with appropriate consultation with
the Auction Agent and Broker-Dealers), the
Trust shall deliver to the Auction Agent
either:
(i)   a notice ("Notice of Special Rate
Period") stating (A) that the Trust
has determined to designate the next
succeeding Rate Period of shares of
such Series as a Special Rate Period,
specifying the same and the first day
thereof, (B) the Auction Date
immediately prior to the first day of
such Special Rate Period, (C) that
such Special Rate Period shall not
commence if (1) an Auction for
shares of such Series shall not be
held on such Auction Date for any
reason or (2) an Auction for shares
of such Series shall be held on such
Auction Date but Sufficient Clearing
Bids for shares of such Series shall
not exist in such Auction (other than
because all Outstanding shares of
such Series are subject to Submitted
Hold Orders), (D) the scheduled
Distribution Payment Dates for
shares of such Series during such
Special Rate Period and (E) the
Special Redemption Provisions, if
any, applicable to shares of such
Series in respect of such Special Rate
Period, such notice to be
accompanied by a Preferred Shares
Basic Maintenance Report showing
that, as of the third Business Day
next preceding such proposed
Special Rate Period, Moody's
Eligible Assets (if Moody's is then
rating the Series in question) and
Fitch Eligible Assets (if Fitch is then
rating the Series in question) each
have an aggregate Discounted Value
at least equal to the Preferred Shares
Basic Maintenance Amount as of
such Business Day (assuming for
purposes of the foregoing calculation
that (a) the Maximum Rate is the
Maximum Rate on such Business
Day as if such Business Day were
the Auction Date for the proposed
Special Rate Period, and (b) if
applicable, the Moody's Discount
Factors applicable to Moody's
Eligible Assets and the Fitch
Discount Factors applicable to Fitch
Eligible Assets are determined by
reference to the first Exposure Period
longer than the Exposure Period then
applicable to the Trust, as described
in the definitions of Moody's
Discount Factor and Fitch Discount
Factor herein); or
(ii)   a notice stating that the Trust
has determined not to exercise its
option to designate a Special Rate
Period of shares of such Series and
that the next succeeding Rate Period
of shares of such Series shall be a
Minimum Rate Period.
   (e)   FAILURE TO DELIVER NOTICE
OF SPECIAL RATE PERIOD.  If the Trust
fails to deliver either of the notices
described in subparagraphs (d)(i) or (d)(ii)
of this Section D (and, in the case of the
notice described in subparagraph (d)(i) of
this Section D, a Preferred Shares Basic
Maintenance Report to the effect set forth in
such subparagraph (if either Moody's or
Fitch is then rating the Series in question))
with respect to any designation of any
proposed Special Rate Period to the Auction
Agent by 11:00 A.M., Eastern time, on the
second Business Day next preceding the first
day of such proposed Special Rate Period
(or by such later time or date, or both, as
determined by the Trust with appropriate
consultation with the Auction Agent and
Broker-Dealers), the Trust shall be deemed
to have delivered a notice to the Auction
Agent with respect to such Special Rate
Period to the effect set forth in subparagraph
(d)(ii) of this Section D.  In the event the
Trust delivers to the Auction Agent a notice
described in subparagraph (d)(i) of this
Section D, it shall file a copy of such notice
with the Secretary of the Trust, and the
contents of such notice shall be binding on
the Trust.  In the event the Trust delivers to
the Auction Agent a notice described in
subparagraph (d)(ii) of this Section D, the
Trust will provide Moody's (if Moody's is
then rating the Series in question) and Fitch
(if Fitch is then rating the Series in question)
a copy of such notice.
      E.   VOTING RIGHTS.
   (a)   ONE VOTE PER PREFERRED
SHARE.  Except as otherwise provided in
the Declaration of Trust or as otherwise
required by law, (i) each Holder of Preferred
Shares shall be entitled to one vote for each
Preferred Share held by such Holder on each
matter submitted to a vote of Shareholders
of the Trust, and (ii) the holders of
outstanding shares of preferred shares,
including Preferred Shares, and of Common
Shares shall vote together as a single class;
provided, however, that, at any meeting of
Shareholders of the Trust held for the
election of Trustees, the holders of
outstanding shares of preferred shares,
including Preferred Shares, represented in
person or by proxy at said meeting, shall be
entitled, as a class, to the exclusion of the
holders of all other securities and classes of
shares of the Trust, to elect two Trustees of
the Trust (regardless of the total number of
Trustees serving on the Trust's Board of
Trustees), each share of preferred shares,
including each Preferred Share, entitling the
holder thereof to one vote; provided, further,
that if the Board of Trustees shall be divided
into one or more classes, the Board of
Trustees shall determine to which class or
classes the Trustees elected by the holders of
preferred shares, including Preferred Shares,
shall be assigned and such holders of
preferred shares shall only be entitled to
elect the Trustees so designated as being
elected by such holders of preferred shares
when their term shall have expired;
provided, finally, that such Trustees
appointed by the holders of preferred shares,
including Preferred Shares, shall be
allocated as evenly as possible among the
classes of Trustees.  Subject to paragraph (b)
of this Section E, the holders of outstanding
Common Shares and preferred shares,
including Preferred Shares, voting together
as a single class, shall elect the balance of
the Trustees.
   (b)   VOTING FOR ADDITIONAL
TRUSTEES.
(i)   VOTING PERIOD.  Except as
otherwise provided in the
Declaration of Trust or as otherwise
required by law, during any period in
which any one or more of the
conditions described in
subparagraphs (A) or (B) of this
subparagraph (b)(i) shall exist (such
period being referred to herein as a
"Voting Period"), the number of
Trustees constituting the Board of
Trustees shall be automatically
increased by the smallest number
that, when added to the two Trustees
elected exclusively by the holders of
preferred shares, including Preferred
Shares, would constitute a majority
of the Board of Trustees as so
increased by such smallest number;
and the holders of preferred shares,
including Preferred Shares, shall be
entitled, voting as a class on a one-
vote-per-share basis (to the exclusion
of the holders of all other securities
and classes of shares of the Trust), to
elect such smallest number of
additional Trustees, together with the
two Trustees that such holders are in
any event entitled to elect.  A Voting
Period shall commence:
(A)   if at the close of business on
any distribution payment date
accumulated distributions
(whether or not earned or
declared) on any outstanding
preferred shares, including
Preferred Shares, equal to at least
two full years' distributions shall
be due and unpaid and sufficient
cash or specified securities shall
not have been deposited with the
Auction Agent for the payment
of such accumulated
distributions; or
(B)   if at any time holders of
Preferred Shares are entitled
under the 1940 Act to elect a
majority of the Trustees of the
Trust.
   Upon the termination of a Voting
Period, the voting rights described in
this subparagraph (b)(i) shall cease,
subject always, however, to the
revesting of such voting rights in the
Holders upon the further occurrence
of any of the events described in this
subparagraph (b)(i).
(ii)   NOTICE OF SPECIAL
MEETING.  As soon as practicable
after the accrual of any right of the
holders of preferred shares, including
Preferred Shares, to elect additional
Trustees as described in
subparagraph (b)(i) of this Section E,
the Trust shall notify the Auction
Agent and the Auction Agent shall
call a special meeting of such
registered holders, by mailing a
notice of such special meeting to
such holders, such meeting to be
held not less than 10 nor more than
30 days after the date of mailing of
such notice.  If the Trust fails to send
such notice to the Auction Agent or
if the Auction Agent does not call
such a special meeting, it may be
called by any such holder on like
notice.  The record date for
determining the registered holders
entitled to notice of and to vote at
such special meeting shall be the
close of business on the fifth
Business Day preceding the day on
which such notice is mailed or on
such other date as the Trust and the
Auction Agent may agree.  At any
such special meeting and at each
meeting of holders of preferred
shares, including Preferred Shares,
held during a Voting Period at which
Trustees are to be elected, such
holders, voting together as a class (to
the exclusion of the holders of all
other securities and classes of shares
of the Trust), shall be entitled to elect
the number of Trustees prescribed in
subparagraph (b)(i) of this Section E
on a one-vote-per-share basis.
(iii)   TERMS OF OFFICE OF
EXISTING TRUSTEES.  The terms
of office of all persons who are
Trustees of the Trust at the time of a
special meeting of Holders and
holders of other shares of preferred
shares of the Trust to elect Trustees
shall continue, notwithstanding the
election at such meeting by the
Holders and such other holders of the
number of Trustees that they are
entitled to elect, and the persons so
elected by the Holders and such
other holders, together with the two
incumbent Trustees elected by the
Holders and such other holders of
preferred shares of the Trust and the
remaining incumbent Trustees
elected by the holders of the
Common Shares and preferred
shares, including Preferred Shares,
shall constitute the duly elected
Trustees of the Trust.
(iv)   TERMS OF OFFICE OF
CERTAIN TRUSTEES TO
TERMINATE UPON
TERMINATION OF VOTING
PERIOD.  Simultaneously with the
termination of a Voting Period, the
terms of office of the additional
Trustees elected by the Holders and
holders of other preferred shares of
the Trust pursuant to subparagraph
(b)(i) of this Section E shall
terminate, the remaining Trustees
shall constitute the Trustees of the
Trust and the voting rights of the
Holders and such other holders to
elect additional Trustees pursuant to
subparagraph (b)(i) of this Section E
shall cease, subject to the provisions
of the last sentence of subparagraph
(b)(i) of this Section E.
   (c)   HOLDERS OF PREFERRED
SHARES TO VOTE ON CERTAIN
OTHER MATTERS.
(i)   INCREASES IN
CAPITALIZATION.  So long as any
Preferred Shares are outstanding, the
Trust shall not, without the
affirmative vote or consent of the
Holders of at least a majority of the
Preferred Shares outstanding at the
time, in person or by proxy, either in
writing or at a meeting, voting as a
separate class: (a) authorize, create
or issue any class or series of shares
ranking prior to or on a parity with
Preferred Shares with respect to the
payment of distributions or the
distribution of assets upon
dissolution, liquidation or winding
up of the affairs of the Trust, or
authorize, create or issue additional
shares of any Series (except that,
notwithstanding the foregoing, but
subject to the provisions of
paragraph (c) of Section M of this
Part I, the Board of Trustees, without
the vote or consent of the Holders of
Preferred Shares, may from time to
time authorize and create, and the
Trust may from time to time issue
additional shares of Preferred Shares,
or classes or series of preferred
shares ranking on a parity with
Preferred Shares with respect to the
payment of distributions and the
distribution of assets upon
dissolution, liquidation or winding
up of the affairs of the Trust;
provided, however, that if Moody's
and Fitch (or other NRSRO) is not
then rating the Preferred Shares, the
aggregate liquidation preference of
all Preferred Shares of the Trust
outstanding after any such issuance,
exclusive of accumulated and unpaid
distributions, may not exceed
$200,000,000) or (b) amend, alter or
repeal the provisions of the
Declaration of Trust, or these
Bylaws, whether by merger,
consolidation or otherwise, so as to
affect any preference, right or power
of such Preferred Shares or the
Holders thereof; provided, however,
that (i) none of the actions permitted
by the exception to (a) above will be
deemed to affect such preferences,
rights or powers, (ii) a division or
split of a Preferred Share will be
deemed to affect such preferences,
rights or powers only if the terms of
such division adversely affect the
Holders of Preferred Shares and (iii)
the authorization, creation and
issuance of classes or series of shares
ranking junior to Preferred Shares
with respect to the payment of
distributions and the distribution of
assets upon dissolution, liquidation
or winding up of the affairs of the
Trust, will be deemed to affect such
preferences, rights or powers only if
Moody's or Fitch is then rating
Preferred Shares and such issuance
would, at the time thereof, cause the
Trust not to satisfy the 1940 Act
Preferred Shares Asset Coverage or
the Preferred Shares Basic
Maintenance Amount.  So long as
any Preferred Shares are outstanding,
the Trust shall not, without the
affirmative vote or consent of the
Holders of at least a majority of the
Preferred Shares outstanding at the
time, in person or by proxy, either in
writing or at a meeting, voting as a
separate class, file a voluntary
application for relief under Federal
bankruptcy law or any similar
application under state law for so
long as the Trust is solvent and does
not foresee becoming insolvent.
(ii)   1940 ACT MATTERS.  Unless
a higher percentage is provided for in
the Declaration of Trust, (A) the
affirmative vote of the Holders a
"majority of the outstanding" (as
such term is defined in the 1940 Act)
preferred shares of the Trust,
including Preferred Shares, voting as
a separate class, shall be required to
approve (A) any plan of
reorganization (as such term is used
in the 1940 Act) adversely affecting
such shares and (B) any action
requiring a vote of security holders
of the Trust under Section 13(a) of
the 1940 Act.  In the event a vote of
Holders of Preferred Shares is
required pursuant to the provisions
of Section 13(a) of the 1940 Act, the
Trust shall, not later than ten
Business Days prior to the date on
which such vote is to be taken, notify
Moody's (if Moody's is then rating
the Preferred Shares) and Fitch (if
Fitch is then rating the Preferred
Shares) that such vote is to be taken
and the nature of the action with
respect to which such vote is to be
taken.  The Trust shall, not later than
ten Business Days after the date on
which such vote is taken, notify
Moody's (if Moody's is then rating
the Preferred Shares) and Fitch (if
Fitch is then rating the Preferred
Shares) of the results of such vote.
   (d)   BOARD MAY TAKE ACTIONS
WITHOUT SHAREHOLDER
APPROVAL.  The Board of Trustees may,
without the vote or consent of the Holders of
the Preferred Shares, or any other
shareholder of the Trust, from time to time
amend, alter or repeal any or all of the
definitions of the terms listed herein, or any
provision of the Bylaws viewed by Moody's
or Fitch as a predicate for any such
definition, and any such amendment,
alteration or repeal will not be deemed to
affect the preferences, rights or powers of
the Preferred Shares or the Holders thereof,
provided the Board of Trustees receives
confirmation from Moody's (if Moody's is
then rating the Preferred Shares) and Fitch
(if Fitch is then rating the Preferred Shares),
that any such amendment, alteration or
repeal would not impair the ratings then
assigned to the Preferred Shares by Moody's
(if Moody's is then rating the Preferred
Shares) or Fitch (if Fitch is then rating the
Preferred Shares).
      In addition, subject to compliance
with applicable law, the Board of Trustees
may amend the definition of Maximum Rate
to increase the percentage amount by which
the Reference Rate is multiplied to
determine the Maximum Rate shown therein
without the vote or consent of the holders of
preferred shares, including Preferred Shares,
or any other shareholder of the Trust, and
without receiving any confirmation from
any rating agency, after consultation with
the Broker-Dealers, provided that
immediately following any such increase the
Trust would meet the Preferred Shares Basic
Maintenance Amount Test.
   (e)   RELATIVE RIGHTS AND
PREFERENCES.  Unless otherwise
required by law or provided elsewhere in the
Declaration of Trust, the Holders of
Preferred Shares shall not have any relative
rights or preferences or other special rights
other than those specifically set forth herein.
   (f)   NO PREEMPTIVE RIGHTS OR
CUMULATIVE VOTING.  The Holders of
Preferred Shares shall have no preemptive
rights or rights to cumulative voting.
   (g)   VOTING FOR TRUSTEES SOLE
REMEDY FOR TRUST'S FAILURE TO
PAY DISTRIBUTIONS.  In the event that
the Trust fails to pay any distributions on the
Preferred Shares, the exclusive remedy of
the Holders shall be the right to vote for
Trustees pursuant to the provisions of this
Section E.
   (h)   HOLDERS ENTITLED TO VOTE.
For purposes of determining any rights of
the Holders to vote on any matter, whether
such right is created by these Bylaws, by the
Declaration of Trust, by statute or otherwise,
no Holder shall be entitled to vote Preferred
Shares and no Preferred Shares shall be
deemed to be "outstanding" for the purpose
of voting or determining the number of
shares required to constitute a quorum if,
prior to or concurrently with the time of
determination of shares entitled to vote or
shares deemed outstanding for quorum
purposes, as the case may be, the requisite
Notice of Redemption with respect to such
shares shall have been mailed as provided in
paragraph (c) of Section K of this Part I and
the Redemption Price for the redemption of
such shares shall have been deposited in
trust with the Auction Agent for that
purpose.  No Preferred Shares held by the
Trust or any affiliate of the Trust (except for
shares held by a Broker-Dealer that is an
affiliate of the Trust for the account of its
customers) shall have any voting rights or be
deemed to be outstanding for voting or other
purposes.
      F.   1940 ACT PREFERRED SHARES
ASSET COVERAGE.  The Trust shall maintain,
as of the last Business Day of each month in
which any share of a series of Preferred Shares is
outstanding, the 1940 Act Preferred Shares Asset
Coverage; provided, however, that the
redemption pursuant to Section K(b) of this Part
I shall be the sole remedy in the event the Trust
fails to do so.
      G.   PREFERRED SHARES BASIC
MAINTENANCE AMOUNT.
   (a)   So long as Preferred Shares are
outstanding, the Trust shall maintain, on
each Valuation Date, and shall verify to its
satisfaction that it is maintaining on such
Valuation Date, (i) Fitch Eligible Assets
having an aggregate Discounted Value equal
to or greater than the Preferred Shares Basic
Maintenance Amount (if Fitch is then rating
the Preferred Shares) and (ii) Moody's
Eligible Assets having an aggregate
Discounted Value equal to or greater than
the Preferred Shares Basic Maintenance
Amount (if Moody's is then rating the
Preferred Shares); provided, however, that
the redemption pursuant to Section K(b) of
this Part I shall be the sole remedy in the
event the Trust fails to do so.
   (b)   On or before 5:00 P.M., Eastern
time, on the third Business Day after a
Valuation Date on which the Trust fails to
satisfy the Preferred Shares Basic
Maintenance Amount, and on the third
Business Day after the Preferred Shares
Basic Maintenance Cure Date with respect
to such Valuation Date, the Trust shall
complete and deliver to Fitch (if Fitch is
then rating the Preferred Shares) and
Moody's (if Moody's is then rating the
Preferred Shares) a Preferred Shares Basic
Maintenance Report as of the date of such
failure or such Preferred Shares Basic
Maintenance Cure Date, as the case may be.
The Trust shall also deliver a Preferred
Shares Basic Maintenance Report to
Moody's (if Moody's is then rating the
Preferred Shares) and Fitch (if Fitch is then
rating the Preferred Shares), in each case on
or before the seventh Business Day after the
last Business Day of each month.  A failure
by the Trust to deliver a Preferred Shares
Basic Maintenance Report pursuant to the
preceding sentence shall be deemed to be
delivery of a Preferred Shares Basic
Maintenance Report indicating the
Discounted Value for all assets of the Trust
is less than the Preferred Shares Basic
Maintenance Amount, as of the relevant
Valuation Date.
   (c)   Within ten Business Days after the
date of delivery of a Preferred Shares Basic
Maintenance Report in accordance with
paragraph (b) of this Section G relating to a
Quarterly Valuation Date that is also an
Annual Valuation Date, the Trust shall cause
the Independent Accountant to confirm in
writing to Fitch (if Fitch is then rating the
Preferred Shares) and Moody's (if Moody's
is then rating the Preferred Shares) (i) the
mathematical accuracy of the calculations
reflected in such Report (and in any other
Preferred Shares Basic Maintenance Report,
randomly selected by the Independent
Accountant, that was delivered by the Trust
during the quarter ending on such Annual
Valuation Date), (ii) that, in such Report
(and in such randomly selected Report), the
Trust correctly determined in accordance
with these Bylaws whether the Trust had, at
such Annual Valuation Date (and at the
Valuation Date addressed in such randomly-
selected Report), Fitch Eligible Assets (if
Fitch is then rating the Preferred Shares) of
an aggregate Discounted Value at least equal
to the Preferred Shares Basic Maintenance
Amount and Moody's Eligible Assets (if
Moody's is then rating the Preferred Shares)
of an aggregate Discounted Value at least
equal to the Preferred Shares Basic
Maintenance Amount, (iii) that, in such
Report (and in such randomly selected
Report), the Trust determined whether the
Trust had, at such Annual Valuation Date
(and at the Valuation Date addressed in such
randomly selected Report) in accordance
with these Bylaws, with respect to the Fitch
ratings on Real Estate Securities, the issuer
name and issue size and coupon rate listed in
such Report, verified by the Independent
Accountant by reference to Bloomberg
Financial Services or another independent
source approved by Moody's (if Moody's is
then rating the Preferred Shares) and Fitch
(if Fitch is then rating the Preferred Shares)
and the Independent Accountant shall
provide a listing in its letter of any
differences, (iv) with respect to the Moody's
ratings on Real Estate Securities, the issuer
name, issue size and coupon rate listed in
such Report, that such information has been
verified by the Independent Accountant by
reference to Bloomberg Financial Services
or another independent source approved by
Moody's (if Moody's is then rating the
Preferred Shares) and Fitch (if Fitch is then
rating the Preferred Shares) and the
Independent Accountant shall provide a
listing in its letter of any differences, (v)
with respect to the bid or mean price (or
such alternative permissible factor used in
calculating the Market Value) provided by
the custodian of the Trust's assets to the
Trust for purposes of valuing securities in
the Trust's portfolio, that the Independent
Accountant has traced the price used in such
Report to the bid or mean price listed in
such Report as provided to the Trust and
verified that such information agrees (in the
event such information does not agree, the
Independent Accountant will provide a
listing in its letter of such differences) and
(vi) with respect to such confirmation to
Moody's (if Moody's is then rating the
Preferred Shares) and Fitch (if Fitch is then
rating the Preferred Shares), that the Trust
has satisfied the requirements of Section M
of this Part I with respect to portfolio
holdings as of the date of such Report (such
confirmation is herein called the "Auditor's
Confirmation"); provided, however, that the
Independent Accountant may base the
conclusions related to (ii) through (vi) above
on a sample of at least 25 securities (or such
other number of securities as the
Independent Accountant and Moody's (if
Moody's is then rating the Preferred Shares)
and Fitch (if Fitch is then rating the
Preferred Shares) may agree from time to
time).
   (d)   Within ten Business Days after the
date of delivery of a Preferred Shares Basic
Maintenance Report in accordance with
paragraph (b) of this Section G relating to
any Valuation Date on which the Trust
failed to satisfy the Preferred Shares Basic
Maintenance Amount, and relating to the
Preferred Shares Basic Maintenance Cure
Date with respect to such failure to satisfy
the Preferred Shares Basic Maintenance
Amount, the Trust shall cause the
Independent Accountant to provide to Fitch
(if Fitch is then rating the Preferred Shares)
and Moody's (if Moody's is then rating the
Preferred Shares) an Auditor's Confirmation
as to such Preferred Shares Basic
Maintenance Report.
   (e)   If any Auditor's Confirmation
delivered pursuant to paragraph (c) or (d) of
this Section G shows that an error was made
in the Preferred Shares Basic Maintenance
Report for a particular Valuation Date for
which such Auditor's Confirmation was
required to be delivered, or shows that a
lower aggregate Discounted Value for the
aggregate of all Fitch Eligible Assets (if
Fitch is then rating the Preferred Shares) or
Moody's Eligible Assets (if Moody's is then
rating the Preferred Shares), as the case may
be, of the Trust was determined by the
Independent Accountant, then in the absence
of manifest error the calculation or
determination made by such Independent
Accountant shall be final and conclusive and
shall be binding on the Trust, and the Trust
shall accordingly amend and deliver the
Preferred Shares Basic Maintenance Report
to Fitch (if Fitch is then rating the Preferred
Shares) and Moody's (if Moody's is then
rating the Preferred Shares) promptly
following receipt by the Trust of such
Auditor's Confirmation.
   (f)   On or before 5:00 p.m., Eastern
time, on the first Business Day after the
Date of Original Issue of any Preferred
Shares, the Trust shall complete and deliver
to Fitch (if Fitch is then rating the Preferred
Shares) and Moody's (if Moody's is then
rating the Preferred Shares) a Preferred
Shares Basic Maintenance Report as of the
close of business on such Date of Original
Issue.
   (g)   On or before 5:00 p.m., Eastern
time, on the seventh Business Day after
either (i) the Trust shall have redeemed
Common Shares or (ii) the ratio of the
Discounted Value of Fitch Eligible Assets or
the Discounted Value of Moody's Eligible
Assets to the Preferred Shares Basic
Maintenance Amount on any valuation date
is less than or equal to 105% or (iii)
whenever requested by Moody's or Fitch,
the Trust shall complete and deliver to Fitch
(if Fitch is then rating the Preferred Shares)
or Moody's (if Moody's is then rating the
Preferred Shares), as the case may be, a
Preferred Shares Basic Maintenance Report
as of the date of such request.
      H.   RESERVED.
      I.   RESTRICTIONS ON DISTRIBUTIONS
AND OTHER DISTRIBUTIONS.
   (a)   DISTRIBUTIONS ON SHARES
OTHER THAN PREFERRED SHARES.
Except as set forth in the next sentence, no
distributions shall be declared or paid or set
apart for payment on the shares of any class
or series of shares of the Trust ranking, as to
the payment of distributions, on a parity
with Preferred Shares for any period unless
full cumulative distributions have been or
contemporaneously are declared and paid on
the Preferred Shares through its most recent
Distribution Payment Date.  When
distributions are not paid in full upon the
Preferred Shares through its most recent
Distribution Payment Date or upon the
shares of any other class or series of shares
of the Trust ranking on a parity as to the
payment of distributions with Preferred
Shares through their most recent respective
distribution payment dates, all distributions
declared upon Preferred Shares and any
other such class or series of shares ranking
on a parity as to the payment of distributions
with Preferred Shares shall be declared pro
rata so that the amount of distributions
declared per share on Preferred Shares and
such other class or series of shares shall in
all cases bear to each other the same ratio
that accumulated distributions per share on
the Preferred Shares and such other class or
series of shares bear to each other (for
purposes of this sentence, the amount of
distributions declared per share of Preferred
Shares shall be based on the Applicable Rate
for such share for the Distribution Periods
during which distributions were not paid in
full).
   (b)   DIVIDENDS AND OTHER
DISTRIBUTIONS WITH RESPECT TO
COMMON SHARES UNDER THE 1940
ACT.  The Board of Trustees shall not
declare any dividend (except a dividend
payable in Common Shares), or declare any
other distribution, upon the Common
Shares, or purchase Common Shares, unless
in every such case the Preferred Shares
have, at the time of any such declaration or
purchase, an asset coverage (as defined in
and determined pursuant to the 1940 Act) of
at least 200% (or such other asset coverage
as may in the future be specified in or under
the 1940 Act as the minimum asset coverage
for senior securities which are shares or
stock of a closed-end investment company
as a condition of declaring dividends on its
common shares or stock) after deducting the
amount of such dividend, distribution or
purchase price, as the case may be.
   (c)   OTHER RESTRICTIONS ON
DIVIDENDS AND OTHER
DISTRIBUTIONS.  For so long as any
Preferred Shares are outstanding, and except
as set forth in paragraph (a) of this Section I
and paragraph (c) of Section L of this Part I,
(A) the Trust shall not declare, pay or set
apart for payment any dividend or other
distribution (other than a dividend or
distribution paid in shares of, or in options,
warrants or rights to subscribe for or
purchase, Common Shares or other shares, if
any, ranking junior to the Preferred Shares
as to the payment of dividends and the
distribution of assets upon dissolution,
liquidation or winding up) in respect of the
Common Shares or any other shares of the
Trust ranking junior to or on a parity with
the Preferred Shares as to the payment of
dividends or other distributions, including
the distribution of assets upon dissolution,
liquidation or winding up, or call for
redemption, redeem, purchase or otherwise
acquire for consideration any Common
Shares or any other such junior shares
(except by conversion into or exchange for
shares of the Trust ranking junior to the
Preferred Shares as to the payment of
dividends and other distributions, including
the distribution of assets upon dissolution,
liquidation or winding up), or any such
parity shares (except by conversion into or
exchange for shares of the Trust ranking
junior to or on a parity with Preferred Shares
as to the payment of dividends and other
distributions, including the distribution of
assets upon dissolution, liquidation or
winding up), unless (i) full cumulative
distributions on Preferred Shares through its
most recently ended Distribution Period
shall have been paid or shall have been
declared and sufficient funds for the
payment thereof are reasonably expected by
the Trust to be available for payment on the
date payment is due to the Auction Agent
and (ii) the Trust has redeemed the full
number of Preferred Shares required to be
redeemed by any provision for mandatory
redemption pertaining thereto, and (B) the
Trust shall not declare, pay or set apart for
payment any dividend or other distribution
(other than a dividend or distribution paid in
shares of, or in options, warrants or rights to
subscribe for or purchase, Common Shares
or other shares, if any, ranking junior to
Preferred Shares as to the payment of
dividends and other distributions, including
the distribution of assets upon dissolution,
liquidation or winding up) in respect of
Common Shares or any other shares of the
Trust ranking junior to Preferred Shares as
to the payment of dividends or other
distributions, including the distribution of
assets upon dissolution, liquidation or
winding up, or call for redemption, redeem,
purchase or otherwise acquire for
consideration any Common Shares or any
other such junior shares (except by
conversion into or exchange for shares of
the Trust ranking junior to Preferred Shares
as to the payment of dividends and other
distributions, including the distribution of
assets upon dissolution, liquidation or
winding up), unless immediately after such
transaction the Discounted Value of
Moody's Eligible Assets (if Moody's is then
rating the Preferred Shares) and Fitch
Eligible Assets (if Fitch is then rating the
Preferred Shares) would each at least equal
the Preferred Shares Basic Maintenance
Amount.
      J.   RESERVED.
      K.   REDEMPTION.
   (a)   OPTIONAL REDEMPTION.
(i)   Subject to the provisions of
subparagraph (v) of this paragraph
(a), Preferred Shares may be
redeemed, at the option of the Trust,
as a whole or from time to time in
part, on the second Business Day
preceding any Distribution Payment
Date for shares of a Series, out of
funds legally available therefor, at a
redemption price per share equal to
the sum of $25,000 plus an amount
equal to accumulated but unpaid
distributions thereon (whether or not
earned or declared) to (but not
including) the date fixed for
redemption; provided, however, that
(1)  Preferred Shares are redeemable
by the Trust during the Initial Rate
Period only on the second Business
Day next preceding the last
Distribution Payment Date for such
Initial Rate Period; and (2) subject to
subparagraph (ii) of this paragraph
(a), the Notice of Special Rate Period
relating to a Special Rate Period of
Preferred Shares, as delivered to the
Auction Agent and filed with the
Secretary of the Trust, may provide
that shares of such Series shall not be
redeemable during the whole or any
part of such Special Rate Period
(except as provided in subparagraph
(iv) of this paragraph (a)) or shall be
redeemable during the whole or any
part of such Special Rate Period only
upon payment of such redemption
premium or premiums as shall be
specified therein ("Special
Redemption Provisions").
(ii)   A Notice of Special Rate Period
relating to Preferred Shares for a
Special Rate Period thereof may
contain Special Redemption
Provisions only if the Trust's Board
of Trustees, after consultation with
the Broker-Dealer or Broker-Dealers
for such Special Rate Period of
shares of a Series, determines that
such Special Redemption Provisions
are in the best interest of the Trust.
(iii)   If fewer than all of the
outstanding Preferred Shares are to
be redeemed pursuant to
subparagraph (i) of this paragraph
(a), the number of shares of the
applicable Series to be redeemed
shall be determined by the Board of
Trustees, and such shares shall be
redeemed pro rata from the Holders
of shares of such Series in proportion
to the number of shares of such
Series held by such Holders or by
such other method that the Board of
Trustees deems fair and equitable.
(iv)   Subject to the provisions of
subparagraph (v) of this paragraph
(a), Preferred Shares may be
redeemed, at the option of the Trust,
as a whole but not in part, out of
funds legally available therefor, on
the first day following any
Distribution Period thereof included
in a Rate Period consisting of more
than 364 Rate Period Days if, on the
date of determination of the
Applicable Rate for shares of the
applicable Series for such Rate
Period, such Applicable Rate
equaled or exceeded on such date of
determination the Treasury Note
Rate for such Rate Period, at a
redemption price per share equal to
the sum of $25,000 plus an amount
equal to accumulated but unpaid
distributions thereon (whether or not
earned or declared) to (but not
including) the date fixed for
redemption.
(v)   The Trust may not on any date
mail a Notice of Redemption
pursuant to paragraph (c) of this
Section K in respect of a redemption
contemplated to be effected pursuant
to this paragraph (a) unless on such
date (a) the Trust has available
Deposit Securities with maturity or
tender dates not later than the day
preceding the applicable redemption
date and having a value not less than
the amount (including any applicable
premium) due to Holders of
Preferred Shares by reason of the
redemption of such shares on such
redemption date and (b) the
Discounted Value of Moody's
Eligible Assets (if Moody's is then
rating the Preferred Shares) and the
Discounted Value of Fitch Eligible
Assets (if Fitch is then rating the
Preferred Shares) each at least equal
the Preferred Shares Basic
Maintenance Amount, and would at
least equal the Preferred Shares
Basic Maintenance Amount
immediately subsequent to such
redemption if such redemption were
to occur on such date.  The Trust
shall not be required to have
available Deposit Securities as
described in clause (a) of this
subparagraph (v) in respect of a
redemption of any Preferred Shares,
as a whole or in part, contemplated
to be effected pursuant to paragraph
11(a) where such redemption is
subject to the issuance of shares of
any other series of preferred shares
or debt or other leverage of the Trust.
For purposes of determining in
clause (b) of the second preceding
sentence whether the Discounted
Value of Moody's Eligible Assets
and Fitch Eligible Assets each at
least equal the Preferred Shares
Basic Maintenance Amount, and
would at least equal the Preferred
Shares Basic Maintenance Amount
immediately subsequent to such
redemption, the Moody's Discount
Factor applicable to Moody's
Eligible Assets and the Fitch
Discount Factor applicable to Fitch
Discount Assets shall be determined
by reference, if applicable, to the
first Exposure Period longer than the
Exposure Period then applicable to
the Trust, as described in the
definition of Moody's Discount
Factor and Fitch Discount Factor
herein.
   (b)   MANDATORY REDEMPTION.
The Trust shall redeem, at a redemption
price equal to $25,000 per share plus
accumulated but unpaid distributions
thereon (whether or not earned or declared)
to (but not including) the date fixed by the
Board of Trustees for redemption, certain of
the Preferred Shares, if the Trust fails to
have either Moody's Eligible Assets with a
Discounted Value or Fitch Eligible Assets
with a Discounted Value greater than or
equal to the Preferred Shares Basic
Maintenance Amount, in accordance with
the requirements of the rating agency or
agencies then rating the Preferred Shares, or
fails to maintain the 1940 Act Preferred
Shares Asset Coverage and such failure is
not cured on or before the Preferred Shares
Basic Maintenance Cure Date or the 1940
Act Cure Date, as the case may be.  The
number of Preferred Shares to be redeemed
shall be equal to the lesser of (i) the
minimum number of Preferred Shares,
together with all other preferred shares
subject to redemption or retirement, the
redemption of which, if deemed to have
occurred immediately prior to the opening of
business on the Cure Date, would have
resulted in the Trust's having both Moody's
Eligible Assets with a Discounted Value and
Fitch Eligible Assets with a Discounted
Value greater than or equal to the Preferred
Shares Basic Maintenance Amount or
maintaining the 1940 Act Preferred Shares
Asset Coverage, as the case may be, on such
Cure Date (provided, however, that if there
is no such minimum number of Preferred
Shares and other preferred shares the
redemption or retirement of which would
have had such result, all Preferred Shares
and other preferred shares then outstanding
shall be redeemed), and (ii) the maximum
number of Preferred Shares, together with
all other preferred shares subject to
redemption or retirement, that can be
redeemed out of funds expected to be legally
available therefor in accordance with the
Declaration of Trust and applicable law.  In
determining the Preferred Shares required to
be redeemed in accordance with the
foregoing, the Trust shall allocate the
number required to be redeemed to satisfy
the Preferred Shares Basic Maintenance
Amount or the 1940 Act Preferred Shares
Asset Coverage, as the case may be, pro rata
among Preferred Shares and other preferred
shares (and, then, pro rata among the
Preferred Shares) subject to redemption or
retirement.  The Trust shall effect such
redemption on the date fixed by the Trust
therefor, which date shall not be earlier than
20 days (or such lesser number of days as
determined by the Trust with appropriate
consultation with the Auction Agent and
Broker-Dealers) nor later than 40 days after
such Cure Date, except that if the Trust does
not have funds legally available for the
redemption of all of the required number of
Preferred Shares and other preferred shares
that are subject to redemption or retirement
or the Trust otherwise is unable to effect
such redemption on or prior to 40 days after
such Cure Date, the Trust shall redeem those
Preferred Shares and other preferred shares
which it was unable to redeem on the
earliest practicable date on which it is able
to effect such redemption.  If fewer than all
of the outstanding shares Preferred Shares
are to be redeemed pursuant to this
paragraph (b), the number of Preferred
Shares to be redeemed shall be redeemed
pro rata from the Holders of Preferred
Shares in proportion to the number of
Preferred Shares held by such Holders or by
such other method that the Board of
Trustees deems fair and equitable.
   (c)   NOTICE OF REDEMPTION.  If
the Trust shall determine or be required to
redeem Preferred Shares pursuant to
paragraph (a) or (b) of this Section K, it
shall mail a Notice of Redemption with
respect to such redemption by first class
mail, postage prepaid, to each Holder of the
Preferred Shares to be redeemed, at such
Holder's address as the same appears on the
record books of the Trust on the record date
established by the Board of Trustees.  Such
Notice of Redemption shall be so mailed not
less than 20 (or such lesser number of days
as determined by the Trust with appropriate
consultation with the Auction Agent and
Broker-Dealers) nor more than 45 days prior
to the date fixed for redemption.  Each such
Notice of Redemption shall state: (i) the
redemption date; (ii) the number of
Preferred Shares to be redeemed; (iii) the
CUSIP number for the shares of the
applicable Series; (iv) the Redemption Price;
(v) the place or places where the
certificate(s) for such shares (properly
endorsed or assigned for transfer, if the
Board of Trustees shall so require and the
Notice of Redemption shall so state) are to
be surrendered for payment of the
Redemption Price; (vi) that distributions on
the shares to be redeemed will cease to
accumulate on such redemption date; and
(vii) the provisions of this Section K under
which such redemption is made.  If fewer
than all Preferred Shares held by any Holder
are to be redeemed, the Notice of
Redemption mailed to such Holder shall also
specify the number of shares of such Series
to be redeemed from such Holder.  The
Trust may provide in any Notice of
Redemption relating to a redemption
contemplated to be effected pursuant to
paragraph (a) of this Section K that such
redemption is subject to one or more
conditions precedent and that the Trust shall
not be required to effect such redemption
unless each such condition shall have been
satisfied at the time or times and in the
manner specified in such Notice of
Redemption.
   (d)   NO REDEMPTION UNDER
CERTAIN CIRCUMSTANCES.
Notwithstanding the provisions of
paragraphs (a) or (b) of this Section K, if
any distributions on Preferred Shares
(whether or not earned or declared) are in
arrears, no Preferred Shares shall be
redeemed unless all outstanding shares of
the applicable Series are simultaneously
redeemed, and the Trust shall not purchase
or otherwise acquire any shares of such
Series; provided, however, that the
foregoing shall not prevent the purchase or
acquisition of all outstanding shares of such
Series pursuant to the successful completion
of an otherwise lawful purchase or exchange
offer made on the same terms to, and
accepted by, Holders of all outstanding
shares of such Series.
   (e)   ABSENCE OF FUNDS
AVAILABLE FOR REDEMPTION.  To the
extent that any redemption for which Notice
of Redemption has been mailed is not made
by reason of the absence of legally available
funds therefor in accordance with the
Declaration of Trust and applicable law,
such redemption shall be made as soon as
practicable to the extent such funds become
available.  Failure to redeem Preferred
Shares shall be deemed to exist at any time
after the date specified for redemption in a
Notice of Redemption when the Trust shall
have failed, for any reason whatsoever, to
deposit in trust with the Auction Agent the
Redemption Price with respect to any shares
for which such Notice of Redemption has
been mailed; provided, however, that the
foregoing shall not apply in the case of the
Trust's failure to deposit in trust with the
Auction Agent the Redemption Price with
respect to any shares where (1) the Notice of
Redemption relating to such redemption
provided that such redemption was subject
to one or more conditions precedent and (2)
any such condition precedent shall not have
been satisfied at the time or times and in the
manner specified in such Notice of
Redemption.  Notwithstanding the fact that
the Trust may not have redeemed Preferred
Shares for which a Notice of Redemption
has been mailed, distributions may be
declared and paid on Preferred Shares and
shall include those Preferred Shares for
which a Notice of Redemption has been
mailed.
   (f)   AUCTION AGENT AS TRUSTEE
OF REDEMPTION PAYMENTS BY
TRUST.  All moneys paid to the Auction
Agent for payment of the Redemption Price
of Preferred Shares called for redemption
shall be held in trust by the Auction Agent
for the benefit of Holders of shares so to be
redeemed.
   (g)   SHARES FOR WHICH NOTICE
OF REDEMPTION HAS BEEN GIVEN
ARE NO LONGER OUTSTANDING.
Provided a Notice of Redemption has been
mailed pursuant to paragraph (c) of this
Section K, upon the deposit with the
Auction Agent (on the Business Day fixed
for redemption thereby, in funds available
on that Business Day in The City of New
York, New York) of funds sufficient to
redeem the Preferred Shares that are the
subject of such notice, distributions on such
shares shall cease to accumulate and such
shares shall no longer be deemed to be
outstanding for any purpose, and all rights of
the Holders of the shares so called for
redemption shall cease and terminate, except
the right of such Holders to receive the
Redemption Price, but without any interest
or other additional amount, except as
provided in subparagraph (e)(i) of Section B
of this Part I and in Section C of this Part I.
The Trust shall be entitled to receive from
the Auction Agent, promptly after the date
fixed for redemption, any cash deposited
with the Auction Agent in excess of (i) the
aggregate Redemption Price of the Preferred
Shares called for redemption on such date
and (ii) all other amounts to which Holders
of Preferred Shares called for redemption
may be entitled.  Any funds so deposited
that are unclaimed at the end of 90 days
from such redemption date shall, to the
extent permitted by law, be repaid to the
Trust, after which time the Holders of
Preferred Shares so called for redemption
may look only to the Trust for payment of
the Redemption Price and all other amounts
to which they may be entitled.
   (h)   COMPLIANCE WITH
APPLICABLE LAW.  In effecting any
redemption pursuant to this Section K, the
Trust shall use its best efforts to comply
with all applicable conditions precedent to
effecting such redemption under the 1940
Act and any applicable Delaware law, but
shall effect no redemption except in
accordance with the 1940 Act and any
applicable Delaware law.
   (i)   ONLY WHOLE PREFERRED
SHARES MAY BE REDEEMED.  In the
case of any redemption pursuant to this
Section K, only whole Preferred Shares shall
be redeemed, and in the event that any
provision of the Declaration of Trust would
require redemption of a fractional share, the
Auction Agent shall be authorized to round
up so that only whole shares are redeemed.
   (j)   MODIFICATION OF
REDEMPTION PROCEDURES.
Notwithstanding any of the foregoing
provisions of this Section K, the Trust may
modify any or all of the requirements
relating to the Notice of Redemption
provided that (i) any such modification does
not materially and adversely affect any
holder of Preferred Shares, and (ii) the Trust
receives notice from Moody's (if Moody's is
then rating the Preferred Shares) and Fitch
(if Fitch is then rating the Preferred Shares)
that such modification would not impair the
ratings assigned by Moody's and Fitch to
the Preferred Shares.
   (k)   PURCHASE OR OTHER
ACQUISITION OF PREFERRED SHARES
OUTSIDE OF AN AUCTION.  Except for
the provisions described above, nothing
contained in these Bylaws limits any right of
the Trust to purchase or otherwise acquire
any Preferred Shares outside of an Auction
at any price, whether higher or lower than
the price that would be paid in connection
with an optional or mandatory redemption,
so long as, at the time of any such purchase,
there is no arrearage in the payment of
distributions on, or the mandatory or
optional redemption price with respect to,
any Preferred Shares for which Notice of
Redemption has been given and the Trust
meets the 1940 Act Preferred Shares Asset
Coverage and the Preferred Shares Basic
Maintenance Amount Test after giving
effect to such purchase or acquisition on the
date thereof.  Any shares that are purchased,
redeemed or otherwise acquired by the Trust
shall have no voting rights.  If fewer than all
the Outstanding Preferred Shares are
redeemed or otherwise acquired by the
Trust, the Trust shall give notice of such
transaction to the Auction Agent, in
accordance with the procedures agreed upon
by the Board of Trustees.
      L.   LIQUIDATION RIGHTS.
   (a)   RANKING.  The Preferred Shares
shall rank on a parity with each other and
with shares of any other series of preferred
shares as to the distribution of assets upon
dissolution, liquidation or winding up of the
affairs of the Trust.
   (b)   DISTRIBUTIONS UPON
LIQUIDATION.  Upon the dissolution,
liquidation or winding up of the affairs of
the Trust, whether voluntary or involuntary,
the Holders of Preferred Shares then
outstanding shall be entitled to receive and
to be paid out of the assets of the Trust
available for distribution to its Shareholders,
before any payment or distribution shall be
made on the Common Shares or on any
other class of shares of the Trust ranking
junior to the Preferred Shares upon
dissolution, liquidation or winding up, an
amount equal to the Liquidation Preference
with respect to such shares plus an amount
equal to all distributions thereon (whether or
not earned or declared but excluding interest
thereon) accumulated but unpaid to (but not
including) the date of final distribution in
same day funds.  After the payment to the
Holders of the Preferred Shares of the full
preferential amounts provided for in this
paragraph (b), the Holders of Preferred
Shares as such shall have no right or claim
to any of the remaining assets of the Trust.
   (c)   PRO RATA DISTRIBUTIONS.  In
the event the assets of the Trust available for
distribution to the Holders of Preferred
Shares upon any dissolution, liquidation, or
winding up of the affairs of the Trust,
whether voluntary or involuntary, shall be
insufficient to pay in full all amounts to
which such Holders are entitled pursuant to
paragraph (b) of this Section L, no such
distribution shall be made on account of any
shares of any other class or series of
preferred shares ranking on a parity with the
Preferred Shares with respect to the
distribution of assets upon such dissolution,
liquidation or winding up unless
proportionate distributive amounts shall be
paid on account of the Preferred Shares,
ratably, in proportion to the full distributable
amounts for which holders of all such parity
shares are respectively entitled upon such
dissolution, liquidation or winding up.
   (d)   RIGHTS OF JUNIOR SHARES.
Subject to the rights of the holders of shares
of any series or class or classes of shares
ranking on a parity with the Preferred Shares
with respect to the distribution of assets
upon dissolution, liquidation or winding up
of the affairs of the Trust, after payment
shall have been made in full to the Holders
of the Preferred Shares as provided in
paragraph (b) of this Section L, but not prior
thereto, any other series or class or classes
of shares ranking junior to the Preferred
Shares with respect to the distribution of
assets upon dissolution, liquidation or
winding up of the affairs of the Trust shall,
subject to the respective terms and
provisions (if any) applying thereto, be
entitled to receive any and all assets
remaining to be paid or distributed, and the
Holders of the Preferred Shares shall not be
entitled to share therein.
   (e)   CERTAIN EVENTS NOT
CONSTITUTING LIQUIDATION.  Neither
the sale of all or substantially all the
property or business of the Trust, nor the
merger or consolidation of the Trust into or
with any corporation nor the merger or
consolidation of any corporation into or with
the Trust shall be a dissolution, liquidation
or winding up, whether voluntary or
involuntary, for the purposes of this Section
L.
      M.   FUTURES AND OPTIONS
TRANSACTIONS; FORWARD
COMMITMENTS.
   (a)   If Moody's is rating any Preferred
Shares, then:
(i)   For so long as any Preferred
Shares are rated by Moody's, the
Trust will not buy or sell futures
contracts, write, purchase or sell call
options on futures contracts or
purchase put options on futures
contracts or write call options
(except covered call options) on
portfolio securities unless it receives
confirmation from Moody's that
engaging in such transactions would
not impair the ratings then assigned
to such Preferred Shares by
Moody's, except that the Trust may
purchase or sell exchange-traded
futures contracts based on the
NAREIT Index (the "Real Estate
Index") or United States Treasury
Bonds, Bills or Notes ("Treasury
Futures"), and purchase, write or sell
exchange-traded put options on such
futures contracts and purchase, write
or sell exchange-traded call options
on such futures contracts
(collectively, "Moody's Hedging
Transactions"), subject to the
following limitations:
(A)   the Trust will not engage in
any Moody's Hedging
Transaction based on the Real
Estate Index (other than
transactions which terminate a
futures contract or option held by
the Trust by the Trust's taking an
opposite position thereto
("Closing Transactions")) which
would cause the Trust at the time
of such transaction to own or
have sold outstanding futures
contracts based on the Real
Estate Index exceeding in
number 10% of the average
number of daily traded futures
contracts based on the Real
Estate Index in the 30 days
preceding the time of effecting
such transaction as reported by
The Wall Street Journal;
(B)   the Trust will not engage in
any Moody's Hedging
Transaction based on Treasury
Futures (other than Closing
Transactions) which would cause
the Trust at the time of such
transaction to own or have sold
(i) outstanding futures contracts
based on Treasury Futures
having an aggregate Market
Value exceeding 20% of the
aggregate Market Value of
Moody's Eligible Assets owned
by the Trust and rated at least Aa
by Moody's (or, if not rated by
Moody's, rated AAA by S&P),
or (ii) outstanding futures
contracts based on Treasury
Futures having an aggregate
Market Value exceeding 40% of
the aggregate Market Value of all
securities of REITs and Other
Real Estate Companies
constituting Moody's Eligible
Assets owned by the Trust (other
than Moody's Eligible Assets
already subject to a Moody's
Hedging Transaction) and rated
Baa or A by Moody's (or, if not
rated by Moody's, rated A or AA
by S&P) (for purpose of the
foregoing clauses (I) and (II), the
Trust shall be deemed to own
futures contracts that underlie
any outstanding options written
by the Trust);
(C)   the Trust will engage in
Closing Transactions to close out
any outstanding futures contract
based on the Real Estate Index if
the amount of open interest in the
Real Estate Index as reported by
The Wall Street Journal is less
than 100; and
(D)   the Trust will not enter into
an option on futures transaction
unless, after giving effect thereto,
the Trust would continue to have
Moody's Eligible Assets with an
aggregate Discounted Value
equal to or greater than the
Preferred Shares Basic
Maintenance Amount.
(ii)   For purposes of determining
whether the Trust has Moody's
Eligible Assets with an aggregate
Discounted Value that equals or
exceeds the Preferred Shares Basic
Maintenance Amount, the
Discounted Value of Moody's
Eligible Assets which the Trust is
obligated to deliver or receive
pursuant to an outstanding futures
contract or option shall be as
follows:
(A)   assets subject to call options
written by the Trust which are
either exchange-traded and
"readily reversible" or which
expire within 49 days after the
date as of which such valuation is
made shall be valued at the lesser
of: (i) Discounted Value and (ii)
the exercise price of the call
option written by the Trust;
(B)   assets subject to call options
written by the Trust not meeting
the requirements of clause (A) of
this sentence shall have no value;
(C)   assets subject to put options
written by the Trust shall be
valued at the lesser of: (i) the
exercise price and (ii) the
Discounted Value of the subject
security.
(iii)   For purposes of determining
whether the Trust has Moody's
Eligible Assets with an aggregate
Discounted Value that equals or
exceeds the Preferred Shares Basic
Maintenance Amount, the following
amounts shall be subtracted from the
aggregate Discounted Value of the
Moody's Eligible Assets held by the
Trust:
(A)   10% of the exercise price of
a written call option;
(B)   the exercise price of any
written put option;
(C)   where the Trust is the seller
under a futures contract, 10% of
the settlement price of the futures
contract;
(D)   where the Trust is the
purchaser under a futures
contract, the settlement price of
assets purchased under such
futures contract;
(E)   the settlement price of the
underlying futures contract if the
Trust writes put options on a
futures contract and does not
own the underlying contract; and
(F)   105% of the Market Value
of the underlying futures
contracts if the Trust writes call
options on a futures contract and
does not own the underlying
contract.
(iv)   For so long as any Preferred
Shares are rated by Moody's, the
Trust will not enter into any contract
to purchase securities for a fixed
price at a future date beyond
customary settlement time (other
than such contracts that constitute
Moody's Hedging Transactions that
are permitted under Section M(a)(ii)
of this Part I), except that the Trust
may enter into such contracts to
purchase newly-issued securities on
the date such securities are issued
("Forward Commitments"), subject
to the following limitation:
(A)   the Trust will maintain in a
segregated account with its
custodian cash, cash equivalents
or short-term, fixed-income
securities rated P-1, MTG-1 or
MIG-1 by Moody's and maturing
prior to the date of the Forward
Commitment with a Market
Value that equals or exceeds the
amount of the Trust's obligations
under any Forward
Commitments to which it is from
time to time a party or long-term
fixed income securities with a
Discounted Value that equals or
exceeds the amount of the
Trust's obligations under any
Forward Commitment to which it
is from time to time a party; and
(B)   the Trust will not enter into
a Forward Commitment unless,
after giving effect thereto, the
Trust would continue to have
Moody's Eligible Assets with an
aggregate Discounted Value
equal to or greater than the
Preferred Shares Basic
Maintenance Amount.
      For purposes of determining
whether the Trust has Moody's Eligible
Assets with an aggregate Discounted
Value that equals or exceeds the
Preferred Shares Basic Maintenance
Amount, the Discounted Value of all
Forward Commitments to which the
Trust is a party and of all securities
deliverable to the Trust pursuant to such
Forward Commitments shall be zero.
   (b)   If Fitch is rating any Preferred
Shares, then:
(i)   For so long as any Preferred
Shares are rated by Fitch, the Trust
will not buy or sell futures contracts,
write, purchase or sell call options on
futures contracts or purchase put
options on futures contracts or write
call options (except covered call
options) on portfolio securities
unless it receives confirmation from
Fitch that engaging in such
transactions would not impair the
ratings then assigned to such
Preferred Shares by Fitch, except
that the Trust may purchase or sell
exchange-traded futures contracts
based on the Real Estate Index or
Treasury Futures, and purchase,
write or sell exchange-traded put
options on such futures contracts and
purchase, write or sell exchange-
traded call options on such futures
contracts (collectively, "Fitch
Hedging Transactions"), subject to
the following limitations:
(A)   the Trust will not engage in
any Fitch Hedging Transaction
based on the Real Estate Index
(other than Closing Transactions)
which would cause the Trust at
the time of such transactions to
own or have sold outstanding
futures contracts based on the
Real Estate Index exceeding in
number 10% of the average
number of daily traded futures
contracts based on the Real
Estate Index in the 30 days
preceding the time of effecting
such transaction (as reported by
The Wall Street Journal);
(B)   the Trust will not engage in
any Fitch Hedging Transaction
based on Treasury Futures (other
than Closing Transactions) which
would cause the Trust at the time
of such transaction to own or
have sold (i) outstanding futures
contracts based on Treasury
Futures having an aggregate
Market Value exceeding 20% of
the aggregate Market Value of
Fitch Eligible Assets owned by
the Trust and rated at least AA
by Fitch (or, if not rated by Fitch,
rated at least Aa by Moody's; or,
if not rated by Moody's, rated at
least AA by S&P), or (ii)
outstanding futures contracts
based on Treasury Futures
having an aggregate Market
Value exceeding 40% of the
aggregate Market Value of all
Real Estate Securities
constituting Fitch Eligible Assets
owned by the Trust (other than
Fitch Eligible Assets already
subject to a Fitch Hedging
Transaction) and rated at least
BBB by Fitch (or, if not rated by
Fitch, rated at least Baa by
Moody's, or, if not rated by
Moody's, rated at least A by
S&P) (for purposes of the
foregoing clauses (i) and (ii), the
Trust shall be deemed to own
futures contracts that underlie
any outstanding options written
by the Trust);
(C)   the Trust will engage in
Closing Transactions to close any
outstanding futures contract
based on the Real Estate Index if
the amount of open interest in the
Real Estate Index as reported by
The Wall Street Journal is less
than 100; and
(D)   the Trust will not enter into
an option on future transaction
unless, after giving effect thereto,
the Trust would continue to have
Fitch Eligible Assets with an
aggregate Discounted Value
equal to or greater than the
Preferred Shares Basic
Maintenance Amount.
(ii)   For purposes of determining
whether the Trust has Fitch Eligible
Assets with an aggregate Discounted
Value that equals or exceeds the
Preferred Shares Basic Maintenance
Amount, the Discounted Value of
Fitch Eligible Assets which the Trust
is obligated to deliver or receive
pursuant to an outstanding futures
contract or option shall be as
follows:
(A)   assets subject to call options
written by the Trust which are
either exchange-traded and
"readily reversible" or which
expire within 49 days after the
date as of which such valuation is
made shall be valued at the lesser
of:  (i)  Discounted Value and (ii)
the exercise price of the call
option written by the Trust;
(B)   assets subject to call options
written by the Trust not meeting
the requirements of clause (A) of
this sentence shall have no value;
(C)   assets subject to put options
written by the Trust shall be
valued at the lesser of: (i) the
exercise price and (ii) the
Discounted Value of the subject
security.
(iii)   For purposes of determining
whether the Trust has Fitch Eligible
Assets with an aggregate Discounted
Value that equals or exceeds the
Preferred Shares Basic Maintenance
Amount, the following amounts shall
be subtracted from the aggregate
Discounted Value of the Fitch
Eligible Assets held by the Trust:
(A)   10% of the exercise price of
a written call option;
(B)   the exercise price of any
written put option;
(C)   where the Trust is the seller
under a futures contract, 10% of
the settlement price of the futures
contract;
(D)   where the Trust is the
purchaser under a futures
contract, the settlement price of
assets purchased under such
futures contract;
(E)   the settlement price of the
underlying futures contract if the
Trust writes put options on a
futures contract and does not
own the underlying contract; and
(F)   105% of the Market Value
of the underlying futures
contracts if the Trust writes call
options on a futures contract and
does not own the underlying
contract.
(iv)   For so long as any Preferred
Shares are rated by Fitch, the Trust
will not enter into any contract to
purchase securities for a fixed price
at a future date beyond customary
settlement time (other than such
contracts that constitute Fitch
Hedging Transactions that are
permitted under Section M(b)(ii) of
this Part I), except that the Trust may
enter into Forward Commitments,
subject to the following limitation:
(A)   the Trust will maintain in a
segregated account with its
custodian cash, cash equivalents
or short-term, fixed-income
securities rated F-1 by Fitch (or,
if not rated by Fitch, rated P-1,
MTG-1 or MIG-1 by Moody's)
and maturing prior to the date of
the Forward Commitment with a
Market Value that equals or
exceeds the amount of the
Trust's obligations under any
Forward Commitments to which
it is from time to time a party or
long-term fixed income securities
with a Discounted Value that
equals or exceeds the amount of
the Trust's obligations under any
Forward Commitment to which it
is from time to time a party; and
(B)   the Trust will not enter into
a Forward Commitment unless,
after giving effect thereto, the
Trust would continue to have
Fitch Eligible Assets with an
aggregate Discounted Value
equal to or greater than the
Preferred Shares Basic
Maintenance Amount.
      For purposes of determining
whether the Trust has Fitch Eligible
Assets with an aggregate Discounted
Value that equals or exceeds the
Preferred Shares Basic Maintenance
Amount, the Discounted Value of all
Forward Commitments to which the
Trust is a party and of all securities
deliverable to the Trust pursuant to
such Forward Commitments shall be
zero.
   (c)   For so long as any Preferred Shares
are outstanding and Moody's or Fitch or
both is rating such shares, the Trust will not,
unless it has received confirmation from
Moody's or Fitch or both, as applicable, that
any such action would not impair the rating
then assigned by such rating agency to such
shares, engage in any one or more of the
following transactions:
(i)   	borrow money, except that
the Trust may, without obtaining the
confirmation described above,
borrow money for the purpose of
clearing securities transactions if
(A)   the Preferred Shares Basic
Maintenance Amount would
continue to be satisfied after
giving effect to such borrowing
and
(B)   such borrowing (i) is
privately arranged with a bank or
other person and is evidenced by
a promissory note or other
evidence of indebtedness that is
not intended to be publicly
distributed or (ii) is for
"temporary purposes," is
evidenced by a promissory note
or other evidence of indebtedness
and is in an amount not
exceeding 5% of the value of the
total assets of the Trust at the
time of the borrowing (for
purposes of the foregoing,
"temporary purposes" means that
the borrowing is to be repaid
within sixty days and is not to be
extended or renewed);
(ii)   except as provided in Section E
of this Part I, issue additional
Preferred Shares or any class or
series of shares ranking prior to or on
a parity with Preferred Shares with
respect to the payment of dividends
or other distributions, including the
distribution of assets upon
dissolution, liquidation or winding
up of the Trust, or reissue any
Preferred Shares previously
purchased or redeemed by the Trust;
(iii)   engage in any short sales of
securities;
(iv)   lend securities;
(v)   merge or consolidate into or
with any other corporation or entity;
(vi)   for purposes of valuation of
Moody's Eligible Assets: (A) if the
Trust writes a call option, the
underlying asset will be valued as
follows:(1) if the option is exchange-
traded and may be offset readily or if
the option expires before the earliest
possible redemption of a Series, at
the lower of the Discounted Value of
the underlying security of the option
and the exercise price of the option
or (2) otherwise, it has no value; (B)
if the Trust writes a put option, the
underlying asset will be valued as
follows: the lesser of (1) exercise
price and (2) the Discounted Value
of the underlying security; and (C)
call or put option contracts which the
Trust buys have no value.  For so
long as any Series is rated by
Moody's: (A) the Trust will not
engage in options transactions for
leveraging or speculative purposes;
(B) the Trust will not write or sell
any anticipatory contracts pursuant
to which the Trust hedges the
anticipated purchase of an asset prior
to completion of such purchase; (C)
the Trust will not enter into an option
transaction with respect to portfolio
securities unless, after giving effect
thereto, the Trust would continue to
have Eligible Assets with an
aggregate Discounted Value equal to
or greater than the Preferred Shares
Basic Maintenance Amount; (D) the
Trust will not enter into an option
transaction with respect to portfolio
securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the
Preferred Shares Basic Maintenance
Amount; (E) for purposes of the
Preferred Shares Basic Maintenance
Amount assets in margin accounts
are not Eligible Assets; (F) the Trust
will write only exchange-traded
options on exchanges approved by
Moody's (if Moody's is then rating
any series of Preferred Shares); (G)
where delivery may be made to the
Trust with any of a class of
securities, the Trust will assume for
purposes of the Preferred Shares
Basic Maintenance Amount that it
takes delivery of that security which
yields it the least value; (H) the Trust will not engage in forward contracts;
and (I) there will be a quarterly audit
made of the Trust's options
transactions by the Trust's
independent auditors to confirm that
the Trust is in compliance with these
standards;
(vii)   change a pricing service
(which has been designated by
management or the Board of
Trustees); and
(viii)   enter into reverse repurchase
agreements.
   In the event any Preferred Shares are
outstanding and another nationally-
recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.
      N.   MISCELLANEOUS.
   (a)   AMENDMENT OF BYLAWS TO
ADD ADDITIONAL SERIES.  Subject to
the provisions of paragraph (c) of Section J of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Bylaws or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of these Bylaws without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a Series (and terms relating thereto) to the Series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Bylaws.
   (b)   NO FRACTIONAL SHARES.  No
fractional Preferred Shares shall be issued.
   (c)   STATUS OF PREFERRED
SHARES REDEEMED, EXCHANGED OR
OTHERWISE ACQUIRED BY THE
TRUST.  Preferred Shares that are
redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares.
   (d)   BOARD MAY RESOLVE
AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of these Bylaws to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Bylaws with respect to Preferred Shares prior to the issuance of shares of any series of Preferred Shares.
   (e)   HEADINGS NOT
DETERMINATIVE.  The headings
contained in these Bylaws are for
convenience of reference only and shall not affect the meaning or interpretation of these Bylaws.
   (f)   NOTICES.  All notices or
communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section N shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Bylaws or by the Delaware General
Corporation Law for notices of
shareholders' meetings.
   (g)   EXEMPTION FROM
OWNERSHIP RESTRICTIONS.  Pursuant
to Article V, Sections 2.7(a)-(b) of the
Declaration of Trust, for any Person who holds Preferred Shares, the share ownership restrictions contained in Article V, Sections
2.1(a)(i)-(ii) of the Declaration of Trust shall be computed as though all Preferred Shares were not issued and outstanding.
PART II

      A.   ORDERS.
   (a)   Prior to the Submission Deadline on
each Auction Date for Preferred Shares:
(i)   each Beneficial Owner of shares
of a Series may submit to its Broker-
Dealer by telephone or otherwise
information as to:
(A)   the number of Outstanding
shares, if any, of such Series held
by such Beneficial Owner which
such Beneficial Owner desires to
continue to hold without regard
to the Applicable Rate for shares
of such Series for the next
succeeding Rate Period of such
series;
(B)   the number of Outstanding
shares, if any, of such Series of
Preferred Shares held by such
Beneficial Owner which such
Beneficial Owner offers to sell if
the Applicable Rate for shares of
such Series for the next
succeeding Rate Period of shares
of such Series shall be less than
the rate per annum specified by
such Beneficial Owner; and/or
(C)   the number of Outstanding
shares, if any, of such Series of
Preferred Shares held by such
Beneficial Owner which such
Beneficial Owner offers to sell
without regard to the Applicable
Rate for shares of such Series for
the next succeeding Rate Period
of shares of such Series; and
(ii)   one or more Broker-Dealers,
using lists of Potential Beneficial
Owners, shall in good faith for the
purpose of conducting a competitive
Auction in a commercially
reasonable manner, contact Potential
Beneficial Owners (by telephone or
otherwise), including Persons that
are not Beneficial Owners, on such
lists to determine the number of
shares, if any, of a Series which each
such Potential Beneficial Owner
offers to purchase if the Applicable
Rate for shares of such Series for the
next succeeding Rate Period of
shares of such Series shall not be less
than the rate per annum specified by
such Potential Beneficial Owner.
      For the purposes hereof, the
communication by a Beneficial Owner or
Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B),
(i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold
Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause
(i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."
   (b)
(i)   A Bid by a Beneficial Owner or
an Existing Holder of Preferred
Shares subject to an Auction on any
Auction Date shall constitute an
irrevocable offer to sell:
(A)   the number of Outstanding
shares of the Series specified in
such Bid if the Applicable Rate
for shares of such Series
determined on such Auction Date
shall be less than the rate
specified therein;
(B)   such number or a lesser
number of Outstanding shares of
the Series to be determined as set
forth in clause (iv) of paragraph
(a) of Section D of this Part II if
the Applicable Rate for shares of
such Series determined on such
Auction Date shall be equal to
the rate specified therein; or
(C)   the number of Outstanding
shares of the Series specified in
such Bid if the rate specified
therein shall be higher than the
Maximum Rate for shares of
such Series, or such number or a
lesser number of Outstanding
shares of such Series to be
determined as set forth in clause
(iii) of paragraph (b) of Section
D of this Part II if the rate
specified therein shall be higher
than the Maximum Rate for
shares of such Series and
Sufficient Clearing Bids for
shares of such Series do not
exist.
(ii)   A Sell Order by a Beneficial
Owner or an Existing Holder of
Preferred Shares subject to an
Auction on any Auction Date shall
constitute an irrevocable offer to sell:
(A)   the number of Outstanding
shares of the Series specified in
such Sell Order; or
(B)   such number or a lesser
number of Outstanding shares of
the Series as set forth in clause
(iii) of paragraph (b) of Section
D of this Part II if Sufficient
Clearing Bids for shares of such
Series do not exist; provided,
however, that a Broker-Dealer
that is an Existing Holder with
respect to shares of a Series shall
not be liable to any Person for
failing to sell such shares
pursuant to a Sell Order
described in the proviso to
paragraph (c) of Section B of this
Part II if (1) such shares were
transferred by the Beneficial
Owner thereof without
compliance by such Beneficial
Owner or its transferee Broker-
Dealer (or other transferee
person, if permitted by the Trust)
with the provisions of Section G
of this Part II or (2) such Broker-
Dealer has informed the Auction
Agent pursuant to the terms of its
Broker-Dealer Agreement that,
according to such Broker-
Dealer's records, such Broker-
Dealer believes it is not the
Existing Holder of such shares.
(iii)   A Bid by a Potential Beneficial
Holder or a Potential Holder of
Preferred Shares subject to an
Auction on any Auction Date shall
constitute an irrevocable offer to
purchase:
(A)   the number of Outstanding
shares of the Series specified in
such Bid if the Applicable Rate
for shares of such Series
determined on such Auction Date
shall be higher than the rate
specified therein; or
(B)   such number or a lesser
number of Outstanding shares of
the Series as set forth in clause
(v) of paragraph (a) of Section D
of this Part II if the Applicable
Rate for shares of such Series
determined on such Auction Date
shall be equal to the rate
specified therein.
   (c)   No Order for any number of
Preferred Shares other than whole shares shall be valid.
      B.   SUBMISSION OF ORDERS BY
BROKER-DEALERS TO AUCTION AGENT.
   (a)   Each Broker-Dealer shall submit in
writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself
(unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential
Beneficial Owners, and shall specify with respect to each Order for such shares:
(i)   the name of the Bidder placing
such Order (which shall be the
Broker-Dealer unless otherwise
permitted by the Trust);
(ii)   the aggregate number of shares
of the applicable Series that are the
subject of such Order;
(iii)   to the extent that such Bidder is
an Existing Holder of shares of the
applicable Series:
(A)   the number of shares, if
any, of such Series subject to any
Hold Order of such Existing
Holder;
(B)   the number of shares, if any,
of such Series subject to any Bid
of such Existing Holder and the
rate specified in such Bid; and
(C)   the number of shares, if any,
of such Series subject to any Sell
Order of such Existing Holder;
and
(iv)   to the extent such Bidder is a
Potential Holder of shares of the
applicable Series, the rate and
number of shares of such Series
specified in such Potential Holder's
Bid.
   (b)   If any rate specified in any Bid
contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
   (c)   If an Order or Orders covering all of
the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission
Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the applicable Series held by such Existing
Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission
Deadline for an Auction relating to a Special
Rate Period consisting of more than 28 Rate
Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
   (d)   If one or more Orders of an Existing
Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing
Holder, such Orders shall be considered
valid in the following order of priority:
(i)   all Hold Orders for shares of the
applicable Series shall be considered
valid, but only up to and including in
the aggregate the number of
Outstanding shares of such Series
held by such Existing Holder, and if
the number of shares of such Series
subject to such Hold Orders exceeds
the number of Outstanding shares of
such Series held by such Existing
Holder, the number of shares subject
to each such Hold Order shall be
reduced pro rata to cover the number
of Outstanding shares of such Series
held by such Existing Holder;
(ii)   (A) any Bid for shares of such
Series shall be considered valid up to
and including the excess of the
number of Outstanding shares of
such Series held by such Existing
Holder over the number of shares of
such Series subject to any Hold
Orders referred to in clause (i)
above;
(B)  subject to subclause (A), if
more than one Bid of an
Existing Holder for shares of
such Series is submitted to the
Auction Agent with the same
rate and the number of
Outstanding shares of such
Series subject to such Bids is
greater than such excess, such
Bids shall be considered valid
up to and including the amount
of such excess, and the number
of shares of such Series subject
to each Bid with the same rate
shall be reduced pro rata to
cover the number of shares of
the Series equal to such excess;
(C)  subject to subclauses (A)
and (B), if more than one Bid
of an Existing Holder for
shares of such Series is
submitted to the Auction Agent
with different rates, such Bids
shall be considered valid in the
ascending order of their
respective rates up to and
including the amount of such
excess; and
(D)  in any such event, the
number, if any, of such
Outstanding shares of such
Series subject to any portion of
Bids considered not valid in
whole or in part under this
clause (ii) shall be treated as
the subject of a Bid for shares
of such Series by or on behalf
of a Potential Holder at the rate
therein specified; and
(iii)   all Sell Orders for shares of
such Series shall be considered valid
up to and including the excess of the
number of Outstanding shares of
such Series held by such Existing
Holder over the sum of shares of
such Series subject to valid Hold
Orders referred to in clause (i) above
and valid Bids referred to in clause
(ii) above.
   (e)   If more than one Bid for one or
more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
   (f)   Any Order submitted by a
Beneficial Owner or a Potential Beneficial
Owner to its Broker-Dealer, or by a Broker-
Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
      C.   DETERMINATION OF SUFFICIENT
CLEARING BIDS, WINNING BID RATE AND
APPLICABLE RATE.
   (a)   Not earlier than the Submission
Deadline on each Auction Date for Preferred
Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the applicable Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell
Order," as the case may be, or as a
"Submitted Order" and collectively as
"Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:
(i)   the excess of the number of
Outstanding Preferred Shares of such
Series over the number of
Outstanding shares of such Series
subject to Submitted Hold Orders
(such excess being hereinafter
referred to as the "Available
Preferred Shares" of such Series);
(ii)   from the Submitted Orders for
shares of such Series whether:
(A)   the number of Outstanding
shares of such Series subject to
Submitted Bids of Potential
Holders specifying one or more
rates equal to or lower than the
Maximum Rate for shares of
such Series exceeds or is equal to
the sum of:
(B)   the number of Outstanding
shares of such Series subject to
Submitted Bids of Existing
Holders specifying one or more
rates higher than the Maximum
Rate for shares of such Series;
and
(C)   the number of Outstanding
shares of such Series subject to
Submitted Sell Orders (in the
event such excess or such
equality exists (other than
because the number of shares of
such Series in subclauses (B) and
(C) above is zero because all of
the Outstanding shares of such
Series are subject to Submitted
Hold Orders), such Submitted
Bids in subclause (A) above
being hereinafter referred to
collectively as "Sufficient
Clearing Bids" for shares of such
Series); and
(iii)   if Sufficient Clearing Bids for
shares of such Series exist, the
lowest rate specified in such
Submitted Bids (the "Winning Bid
Rate" for shares of such Series)
which if:
(A)   (I) each such Submitted Bid
of Existing Holders specifying
such lowest rate and (II) all other
such Submitted Bids of Existing
Holders specifying lower rates
were rejected, thus entitling such
Existing Holders to continue to
hold the shares of such Series
that are subject to such
Submitted Bids; and
(B)   (I) each such Submitted Bid
of Potential Holders specifying
such lowest rate and (II) all other
such Submitted Bids of Potential
Holders specifying lower rates
were accepted;
would result in such Existing
Holders described in subclause (A)
above continuing to hold an
aggregate number of Outstanding
shares of such Series which, when
added to the number of Outstanding
shares of such Series to be purchased
by such Potential Holders described
in subclause (B) above, would equal
not less than the Available Preferred
Shares of such Series.
   (b)   Promptly after the Auction Agent
has made the determinations pursuant to
paragraph (a) of this Section C, the Auction
Agent shall advise the Trust of the
Maximum Rate for Preferred Shares for
which an Auction is being held on the
Auction Date and, based on such
determination, the Applicable Rate for
shares of the applicable Series for the next succeeding Rate Period thereof as follows:
(i)   if Sufficient Clearing Bids for
shares of such Series exist, the
Applicable Rate for all shares of the
Series for the next succeeding Rate
Period thereof shall be equal to the
Winning Bid Rate for shares of such
Series so determined;
(ii)   if Sufficient Clearing Bids for
shares of such Series do not exist
(other than because all of the
Outstanding shares of such Series are
subject to Submitted Hold Orders),
the Applicable Rate for all shares of
such Series for the next succeeding
Rate Period thereof shall be equal to
the Maximum Rate for shares of
such Series; or
(iii)   if all of the Outstanding shares
of such Series are subject to
Submitted Hold Orders, the
Applicable Rate for all shares of
such Series for the next succeeding
Rate Period thereof shall be the All
Hold Rate.
      D.   ACCEPTANCE AND REJECTION OF
SUBMITTED BIDS AND SUBMITTED SELL
ORDERS AND ALLOCATION OF SHARES.
Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold
Orders, and, based on the determinations made pursuant to paragraph (a) of Section C of this Part
II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
   (a)   If Sufficient Clearing Bids for
Preferred Shares have been made, all
Submitted Sell Orders with respect to shares of the applicable Series shall be accepted and, subject to the provisions of paragraphs
(d) and (e) of this Section D, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other
Submitted Bids with respect to shares of such Series shall be rejected:
(i)   Existing Holders' Submitted
Bids for shares of such Series
specifying any rate that is higher
than the Winning Bid Rate for shares
of such Series shall be accepted, thus
requiring each such Existing Holder
to sell the Preferred Shares subject to
such Submitted Bids;
(ii)   Existing Holders' Submitted
Bids for shares of such Series
specifying any rate that is lower than
the Winning Bid Rate for shares of
such Series shall be rejected, thus
entitling each such Existing Holder
to continue to hold the Preferred
Shares subject to such Submitted
Bids;
(iii)   Potential Holders' Submitted
Bids for shares of such Series
specifying any rate that is lower than
the Winning Bid Rate for shares of
such Series shall be accepted;
(iv)   each Existing Holder's
Submitted Bid for shares of such
Series specifying a rate that is equal
to the Winning Bid Rate for shares
of the Series shall be rejected, thus
entitling such Existing Holder to
continue to hold the Preferred Shares
subject to such Submitted Bid, unless
the number of Outstanding Preferred
Shares subject to all such Submitted
Bids shall be greater than the number
of Preferred Shares ("remaining
shares") in the excess of the
Available Preferred Shares of the
Series over the number of Preferred
Shares subject to Submitted Bids
described in clauses (ii) and (iii) of
this paragraph (a), in which event
such Submitted Bid of such Existing
Holder shall be rejected in part, and
such Existing Holder shall be
entitled to continue to hold Preferred
Shares subject to such Submitted
Bid, but only in an amount equal to
the number of Preferred Shares of
such Series obtained by multiplying
the number of remaining shares by a
fraction, the numerator of which
shall be the number of Outstanding
Preferred Shares held by such
Existing Holder subject to such
Submitted Bid and the denominator
of which shall be the aggregate
number of Outstanding Preferred
Shares subject to such Submitted
Bids made by all such Existing
Holders that specified a rate equal to
the Winning Bid Rate for shares of
such Series; and
(v)   each Potential Holder's
Submitted Bid for shares of such
Series specifying a rate that is equal
to the Winning Bid Rate for shares
of such Series shall be accepted but
only in an amount equal to the
number of shares of the Series
obtained by multiplying the number
of shares in the excess of the
Available Preferred Shares of such
Series over the number of Preferred
Shares subject to Submitted Bids
described in clauses (ii) through (iv)
of this paragraph (a) by a fraction,
the numerator of which shall be the
number of Outstanding Preferred
Shares subject to such Submitted Bid
and the denominator of which shall
be the aggregate number of
Outstanding Preferred Shares subject
to such Submitted Bids made by all
such Potential Holders that specified
a rate equal to the Winning Bid Rate
for shares of such Series.
   (b)   If Sufficient Clearing Bids for
shares of a Series have not been made (other than because all of the Outstanding shares of such Series are subject to Submitted Hold
Orders), subject to the provisions of
paragraph (d) of this Section D, Submitted
Orders for shares of such Series shall be accepted or rejected as follows in the following order of priority and all other
Submitted Bids for shares of such Series shall be rejected:
(i)   Existing Holders' Submitted
Bids for shares of such Series
specifying any rate that is equal to or
lower than the Maximum Rate for
shares of such Series shall be
rejected, thus entitling such Existing
Holders to continue to hold the
Preferred Shares subject to such
Submitted Bids;
(ii)   Potential Holders' Submitted
Bids for shares of such Series
specifying any rate that is equal to or
lower than the Maximum Rate for
shares of such Series shall be
accepted; and
(iii)   Each Existing Holder's
Submitted Bid for shares of such
Series specifying any rate that is
higher than the Maximum Rate for
shares of the Series and the
Submitted Sell Orders for shares of
such Series of each Existing Holder
shall be accepted, thus entitling each
Existing Holder that submitted or on
whose behalf was submitted any
such Submitted Bid or Submitted
Sell Order to sell the shares of such
Series subject to such Submitted Bid
or Submitted Sell Order, but in both
cases only in an amount equal to the
number of shares of such Series
obtained by multiplying the number
of shares of such Series subject to
Submitted Bids described in clause
(ii) of this paragraph (b) by a
fraction, the numerator of which
shall be the number of Outstanding
shares of such Series held by such
Existing Holder subject to such
Submitted Bid or Submitted Sell
Order and the denominator of which
shall be the aggregate number of
Outstanding shares of the Series
subject to all such Submitted Bids
and Submitted Sell Orders.
   (c)   If all of the Outstanding Preferred
Shares are subject to Submitted Hold
Orders, all Submitted Bids for shares of such Series shall be rejected.
   (d)   If, as a result of the procedures
described in clause (iv) or (v) of paragraph
(a) or clause (iii) of paragraph (b) of this Section D, any Existing Holder would be entitled or required to sell, or any Potential
Holder would be entitled or required to
purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred
Shares.
   (e)   If, as a result of the procedures
described in clause (v) of paragraph (a) of this Section D, any Potential Holder would be entitled or required to purchase less than a whole share of a Series on any Auction
Date, the Auction Agent shall, in such
manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.
   (f)   Based on the results of each Auction
for Preferred Shares, the Auction Agent
shall determine the aggregate number of
shares of the applicable Series to be
purchased and the aggregate number of
shares of such Series to be sold by Potential
Holders and Existing Holders and, with
respect to each Potential Holder and
Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other
Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other
Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such Series.
      Notwithstanding any provision of the
Auction Procedures or the Settlement
Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of
Preferred Shares with respect to whom a
Broker-Dealer submitted a Bid to the
Auction Agent for such shares that was
accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred
Shares that have been made in respect of Potential Holders' or Potential Beneficial
Owners' Submitted Bids for shares of the applicable Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
   (g)   Neither the Trust nor the Auction
Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential
Holder, a Beneficial Owner, a Potential
Beneficial Owner or its respective Agent
Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.
      E.   RESERVED.
      F.   AUCTION AGENT.
      For so long as any Preferred Shares are
outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates
(which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.
The Auction Agent's registry of Existing Holders of
Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m.
Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the applicable Series than specified by the Auction Agent in response to such Broker-
Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-
Dealer shall not, in its capacity as Existing Holder of shares of such Series, submit Orders in such Auction in respect of shares of such Series covering in the aggregate more than the number of shares of such Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.
      G.   TRANSFER OF PREFERRED
SHARES.
      Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this
Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-
Dealer who is listed on the records of that Broker-
Dealer as the holder of such shares to that Broker-
Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section G if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other
Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.
      H.   GLOBAL CERTIFICATE.
      Prior to the commencement of a Voting
Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities
Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.
      I.   FORCE MAJEURE.
   (a)   Notwithstanding anything else set
forth herein, if an Auction Date is not a Business Day because the New York Stock
Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next
Distribution Period shall be the Auction
Rate determined on the previous Auction
Date.
   (b)   Notwithstanding anything else set
forth herein, if a Distribution Payment Date is not a Business Day because the New York
Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:
(i)   the Distribution Payment Date
for the affected Distribution Period
shall be the next Business Day on
which the Trust and its paying agent,
if any, are able to cause the
distribution to be paid using their
reasonable best efforts;
(ii)   the affected Distribution Period
shall end on the day it would have
ended had such event not occurred
and the Distribution Payment Date
had remained the scheduled date;
and
(iii)   the next Distribution Period
will begin and end on the dates on
which it would have begun and
ended had such event not occurred
and the Distribution Payment Date
remained the scheduled date.
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563307.06-Boston Server 1A - MSW

563307.06-Boston Server 1A - MSW